                                                                    Exhibit 10.4

                             BRACKNELL CORPORATION
                  RETIREMENT SAVINGS PLAN FOR U.S. EMPLOYEES
                                    (2000)

                       First Effective September 1, 2000

                             BRACKNELL CORPORATION
                  RETIREMENT SAVINGS PLAN FOR U.S. EMPLOYEES
                                    (2000)

                               TABLE OF CONTENTS

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PREAMBLES......................................................................................................   1

SECTION 1.  INTRODUCTION ......................................................................................   2

            1.1.    Definitions
                    1.1.1.       Accounts
                                 (a)    Total Account
                                 (b)    Retirement Savings Account
                                 (c)    Employer Matching Account
                                 (d)    Employer Profit Sharing Account
                                 (e)    Rollover Account
                                 (f)    Transfer Account
                    1.1.2.       Affiliate
                    1.1.3.       Alternate Payee
                    1.1.4.       Annual Valuation Date
                    1.1.5.       Beneficiary
                    1.1.6.       Code
                    1.1.7.       Committee
                    1.1.8.       Disability
                    1.1.9.       Effective Date
                    1.1.10.      Eligibility Service
                    1.1.11.      Employer
                    1.1.12.      Enrollment Date
                    1.1.13.      ERISA
                    1.1.14.      Event of Maturity
                    1.1.15.      Fund
                    1.1.16.      Highly Compensated Employee
                    1.1.17.      Hours of Service
                    1.1.18.      Investment Manager
                    1.1.19.      Leased Employee
                    1.1.20.      Normal Retirement Age
                    1.1.21.      One-Year Break in Service
                    1.1.22.      Participant
                    1.1.23.      Plan
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                    1.1.24.      Plan Statement
                    1.1.25.      Plan Year
                    1.1.26.      Principal Sponsor
                    1.1.27.      Recognized Compensation
                    1.1.28.      Recognized Employment
                    1.1.29.      Retirement Savings Election
                    1.1.30.      Subfund
                    1.1.31.      Trust Agreement
                    1.1.32.      Trustee
                    1.1.33.      Valuation Date
                    1.1.34.      Vested
                    1.1.35.      Vesting Service
            1.2.    Compliance With Uniformed Services Employment and Reemployment Rights Act of 1994
            1.3.    Rules of Interpretation
            1.4.    Plan Contingent Upon Initial Qualification

SECTION 2.  ELIGIBILITY AND PARTICIPATION.....................................................................   16

            2.1.    General Eligibility Rule
            2.2.    Special Eligibility Rule for Employer Contributions
            2.3.    Special Rule for Former Participants
            2.4.    Enrollment
                    2.4.1.  Enrollment
                    2.4.2.  Additional Rules
            2.5.    Retirement Savings Election
                    2.5.1.  Participant Election
                    2.5.2.  Rules and Limitations
            2.6.    Modifications of Retirement Savings Election
                    2.6.1.  Increase or Decrease
                    2.6.2.  Termination of Retirement Savings Election
                    2.6.3.  Termination of Recognized Employment

SECTION 3.  CONTRIBUTIONS AND ALLOCATION THEREOF..............................................................   19

            3.1.    Employer Contributions
                    3.1.1.  Source of Employer Contributions
                    3.1.2.  Limitation
                    3.1.3.  Form of Payment
            3.2.    Retirement Savings Contributions
                    3.2.1.  Amount
                    3.2.2.  Allocation
            3.3.    Matching Contributions
                    3.3.1.  Required Matching Contributions
                    3.3.2.  Discretionary Matching Contributions
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            3.4.    Discretionary Profit Sharing Contributions
                    3.4.1.   Amount
                    3.4.2.   Allocation
                    3.4.3.   Advance Contributions
            3.5.    Eligible Participants
            3.6.    Adjustments
                    3.6.1.   Make-Up Contributions for Omitted Participants
                    3.6.2.   Mistaken Contributions
            3.7.    Rollover Contributions
                    3.7.1.   Contingent Provision
                    3.7.2.   Eligible Contributions
                    3.7.3.   Specific Review
                    3.7.4.   Allocation
            3.8.    Limitation on Annual Additions
            3.9.    Effect of Disallowance of Deduction or Mistake of Fact

SECTION 4.  INVESTMENT AND ADJUSTMENT OF ACCOUNTS.........................................................   24

            4.1.    Establishment of Subfunds
                    4.1.1.   Establishing Commingled Subfunds
                    4.1.2.   Individual Subfunds
                    4.1.3.   Operational Rules
                    4.1.4.   Revising Subfunds
                    4.1.5.   ERISA Section 404(c) Compliance
            4.2.    Valuation and Adjustment of Accounts
                    4.2.1.   Valuation of Fund
                    4.2.2.   Adjustment of Accounts
                    4.2.3.   Rules
            4.3.    Management and Investment of Fund

SECTION 5.  VESTING.......................................................................................   28
                    5.1.1.   Graduated Vesting
                    5.1.2.   Full Vesting
                    5.1.3.   Full Vesting Upon Plan Termination Before Forfeiture Event
                    5.1.4.   Special Rule for Partial Distributions
                    5.1.5.   Effect of Break on Vesting
            5.2.    Other Accounts
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SECTION 6.  MATURITY..................................................................................   30

            6.1.    Events of Maturity
            6.2.    Forfeitures
                    6.2.1.       Forfeiture of Nonvested Portion of Accounts
                    6.2.2.       Restoration Upon Rehire After Forfeiture
                    6.2.3.       Use of Forfeitures
                    6.2.4.       Source of Restoration

SECTION 7.  DISTRIBUTIONS AND LOANS...................................................................   33

            7.1.    Distributions to Participants Upon Event of Maturity
                    7.1.1.       Application For Distribution Required
                    7.1.2.       Spousal Consent Required
                    7.1.3.       Form of Distribution
                    7.1.4.       Presumptive Form
                    7.1.5.       Substantially Equal
                    7.1.6.       Life Expectancy
                    7.1.7.       Time of Distribution
                    7.1.8.       Required Beginning Date for Non-Five Percent (5%) Owners
                    7.1.9.       Required Beginning Date for Five Percent (5%) Owners
                    7.1.10.      Effect of Reemployment
                    7.1.11.      Death Prior to Distribution
            7.2.    In-Service Distributions and Hardship Distributions
                    7.2.1.       Age 59-1/2 Distributions
                    7.2.2.       Hardship Distributions
            7.3.    Distributions to Beneficiary
                    7.3.1.       Application For Distribution Required
                    7.3.2.       Form of Distribution
                    7.3.3.       Presumptive Form
                    7.3.4.       Time of Distribution
                    7.3.5.       Required Beginning Date
            7.4.    Designation of Beneficiaries
                    7.4.1.       Right To Designate
                    7.4.2.       Spousal Consent
                    7.4.3.       Failure of Designation
                    7.4.4.       Disclaimers by Beneficiaries
                    7.4.5.       Definitions
                    7.4.6.       Special Rules
            7.5.    General Distribution Rules
                    7.5.1.       Notices
                    7.5.2.       Direct Rollover
                    7.5.3.       Compliance with Section 401(a)(9) of the Code
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                      7.5.4.    Distribution in Cash
                      7.5.5.    Facility of Payment
            7.6.      Loans
                      7.6.1.    Availability
                      7.6.2.    Spousal Consent Required
                      7.6.3.    Administration
                      7.6.4.    Loan Terms
                      7.6.5.    Collateral
                      7.6.6.    Loan Rules
                      7.6.7.    Effect on Distributions
                      7.6.8.    Tax Reporting
                      7.6.9.    Truth in Lending
                      7.6.10.   Effect of Participant Bankruptcy
                      7.6.11.   ERISA Compliance -- Loans Available to Parties in Interest

SECTION 8.  SPENDTHRIFT PROVISIONS .........................................................................  56

SECTION 9.  AMENDMENT AND TERMINATION.......................................................................  57

            9.1.      Amendment
            9.2.      Discontinuance of Contributions and Termination of Plan
            9.3.      Merger or Spinoff of Plans
                      9.3.1.   In General
                      9.3.2.   Limitations
                      9.3.3.   Beneficiary Designations
            9.4.      Adoption by Other Employers
                      9.4.1.   Adoption by Consent
                      9.4.2.   Procedure for Adoption
                      9.4.3.   Effect of Adoption
SECTION 10. FIDUCIARY MATTERS ..............................................................................  60

            10.1.     No Investment in Employer Real Property
            10.2.     No Investment in Employer Securities
            10.3.     Fiduciary Principles
            10.4.     Prohibited Transactions
            10.5.     Indemnity
            10.6.     Investment in Insurance

SECTION 11. DETERMINATIONS--RULES AND REGULATIONS...........................................................  62

            11.1.     Determinations
            11.2.     Rules and Regulations
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            11.3.    Method of Executing Instruments
                     11.3.1.    Employer or Committee
                     11.3.2.    Trustee
            11.4.    Claims Procedure
                     11.4.1.    Original Claim
                     11.4.2.    Claims Review Procedure
                     11.4.3.    General Rules
                     11.4.4.    Deadline to File Claim
                     11.4.5.    Exhaustion of Administrative Remedies
                     11.4.6.    Deadline to File Legal Action
                     11.4.7.    Knowledge of Fact by Participant Imputed to Beneficiary
            11.5.    Information Furnished by Participants

SECTION 12. PLAN ADMINISTRATION......................................................................   66

            12.1.    Principal Sponsor
                     12.1.1.    Officers
                     12.1.2.    Chief Executive Officer
                     12.1.3.    Board of Directors
            12.2.    Committee
                     12.2.1.    Appointment and Removal
                     12.2.2.    Automatic Removal
                     12.2.3.    Authority
                     12.2.4.    Majority Decisions
            12.3.    Limitation on Authority
                     12.3.1.    Fiduciaries Generally
                     12.3.2.    Trustee
            12.4.    Conflict of Interest
            12.5.    Dual Capacity
            12.6.    Administrator
            12.7.    Named Fiduciaries
            12.8.    Service of Process
            12.9.    Administrative Expenses
            12.10.   IRS Qualification

SECTION 13. IN GENERAL...............................................................................   70

             13.1.   Disclaimers
                     13.1.1.    Effect on Employment
                     13.1.2.    Sole Source of Benefits
                     13.1.3.    Co-Fiduciary Matters
            13.2.    Reversion of Fund Prohibited
            13.3.    Contingent Top Heavy Plan Rules
            13.4.    Continuity

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SCHEDULE I..................................................................................................   SI-1

APPENDIX A -- LIMITATION ON ANNUAL ADDITIONS................................................................    A-1

APPENDIX B -- CONTINGENT TOP HEAVY PLAN RULES...............................................................    B-1

APPENDIX C -- QUALIFIED DOMESTIC RELATION ORDERS............................................................    C-1

APPENDIX D -- 402 (g), 401(k) & 401(m) COMPLIANCE...........................................................    D-1

APPENDIX E -- PARSONS ELECTRIC, INC. .......................................................................    E-1

APPENDIX F -- HENDERSON ELECTRIC, INC. .....................................................................    F-1

APPENDIX G -- EAGLE ELECTRICAL SYSTEMS, INC. ...............................................................    G-1

APPENDIX H -- ALLISON-SMITH COMPANY.........................................................................    H-1

APPENDIX I -- NEAL ELECTRIC, INC. ..........................................................................    I-1

APPENDIX J -- SOUTHWEST SYSTEMS LLC.........................................................................    J-1

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

                             BRACKNELL CORPORATION

                  RETIREMENT SAVINGS PLAN FOR U.S. EMPLOYEES
                                    (2000)

           WHEREAS, NATIONWIDE ELECTRIC, INC., a Delaware corporation (the "Principal Sponsor"), by resolution of its Board of Directors, has authorized the creation of a tax-qualified earnings reduction profit sharing plan for the benefit of its eligible employees, said plan to be contained and set forth in a Plan Statement to be adopted by the Principal Sponsor; and

           WHEREAS, This is the Plan Statement so contemplated;

           NOW, THEREFORE, The Principal Sponsor does hereby create and establish a profit sharing plan, effective as of September 1, 2000, to read in full as follows:

                                   SECTION 1

                                 INTRODUCTION

1.1. Definitions. When the following terms are used herein with initial capital letters, they shall have the following meanings:

     1.1.1. Accounts-- the following Accounts will be maintained under the Plan for Participants:

     (a) Total Account -- for convenience of reference, a Participant's entire interest in the Fund, including the Participant's Retirement Savings Account, Employer Matching Account, Employer Profit Sharing Account, Rollover Account, and Transfer Account.

     (b) Retirement Savings Account -- the Account maintained for each Participant to which are credited the Employer contributions made in consideration of such Participant's elective contributions pursuant to Section 3.2, or Employer contributions made pursuant to Section 2.3 of Appendix D, together with any increase or decrease thereon.

     (c) Employer Matching Account -- the Account maintained for each Participant to which is credited the Participant's allocable share of the Employer contributions made pursuant to Section 3.3, or made pursuant to Section 3.3 of Appendix D, together with any increase or decrease thereon.

     (d) Employer Profit Sharing Account -- the Account maintained for each Participant to which is credited the Participant's allocable share of the Employer contributions made pursuant to Section 3.4, together with any increase or decrease thereon.

     (e) Rollover Account -- the Account maintained for each Participant to which are credited the Participant's rollover contributions made pursuant to Section 3.7, together with any increase or decrease thereon.

     (f) Transfer Account -- at the direction of the Committee, the Trustee shall establish a separate Transfer Account for each Participant to which is credited the Participant's interest, if any, transferred from another qualified plan by the trustee of such other plan pursuant to an agreement made under Section 9.3 and not credited to any other Account pursuant to such agreement (or another provision of this Plan Statement), together with any increase or decrease thereon.

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     1.1.2. Affiliate -- a business entity which is part of a "controlled group," under "common control" with the Employer or which is a member of an "affiliated service group" that includes the Employer, as those terms are defined in section 414(b), (c) and (m) of the Code. A business entity which is a predecessor to the Employer shall be treated as an Affiliate if the Employer maintains a plan of such predecessor business entity or if, and to the extent that, such treatment is otherwise required by regulations under section 414(a) of the Code. A business entity shall also be treated as an Affiliate if, and to the extent that, such treatment is required by regulations under section 414(o) of the Code. In addition to said required treatment, the Principal Sponsor may, in its discretion, designate as an Affiliate any business entity which is not such a "common control," "affiliated service group" or "predecessor" business entity but which is otherwise affiliated with the Employer, subject to such limitations as the Principal Sponsor may impose.

     1.1.3. Alternate Payee -- any spouse, former spouse, child or other dependent of a Participant who is recognized by a qualified domestic relations order as having a right to receive all or a portion of the Account of a Participant under the Plan.

     1.1.4. Annual Valuation Date-- each December 31.

     1.1.5. Beneficiary -- a person designated by a Participant (or automatically by operation of this Plan Statement) to receive all or a part of the Participant's Vested Total Account in the event of the Participant's death prior to full distribution thereof. A person so designated shall not be considered a Beneficiary until the death of the Participant.

     1.1.6. Code -- the Internal Revenue Code of 1986, including applicable regulations for the specified section of the Code. Any reference in this Plan Statement to a section of the Code, including the applicable regulation, shall be considered also to mean and refer to any subsequent amendment or replacement of that section or regulation.

     1.1.7. Committee -- the committee established in accordance with the provisions of Section 12.2, known as the Retirement Committee.

     1.1.8. Disability -- a medically determinable physical or mental impairment which: (i) renders the individual incapable of performing any substantial gainful employment, (ii) can be expected to be of long-continued and indefinite duration or result in death, and (iii) is evidenced by a certification to this effect by a doctor of medicine approved by the Committee. In lieu of such a certification, the Committee may accept, as proof of Disability, the official written determination that the individual will be eligible for disability benefits under the federal Social Security Act as now enacted or hereinafter amended (when any waiting period expires). Notwithstanding the foregoing, no Participant will be considered to have a Disability unless such doctor's determination or official Social Security determination is received by the Committee within twelve (12) months after the Participant's last day of active work with the Employer or an Affiliate. The Committee shall determine the date on which the Disability shall have occurred if such determination is necessary.

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           1.1.9.  Effective Date-- September 1, 2000.

           1.1.10. Eligibility Service -- a measure of an employee's service with the Employer and all Affiliates (stated as a number of years) which is equal to the number of computation periods for which the employee is credited with one thousand (1,000) or more Hours of Service; subject, however, to the following rules:

          (a) Computation Periods. The computation periods for determining Eligibility Service shall be the twelve (12) consecutive month period beginning with the date the employee first performs an Hour of Service and all Plan Years beginning after such date (irrespective of any termination of employment and subsequent reemployment).

          (b) Completion. A year of Eligibility Service shall be deemed completed only as of the last day of the computation period (irrespective of the date in such period that the employee completed one thousand Hours of Service). (Fractional years of Eligibility Service shall not be credited.)

          (c) Pre-Effective Date Service. Eligibility Service shall be credited for Hours of Service earned and computation periods completed before the Effective Date as if this Plan Statement were then in effect.

          (d) Pre-Effective Date Breaks in Service. Eligibility Service cancelled before the Effective Date by operation of the Plan's break in service rules as they existed before the Effective Date shall continue to be cancelled on and after the Effective Date.

          (e) Post-Effective Date Breaks in Service. If the employee has any break in service occurring before or after the Effective Date, the employee's service both before and after such break in service shall be taken into account in computing Eligibility Service for the purpose of determining the employee's entitlement to become a Participant in the Plan.

          1.1.11. Employer -- the Principal Sponsor, the business entities listed on Schedule I, any business entity that adopts the Plan pursuant to
Section 9.4, and any successor thereof that adopts the Plan.

          1.1.12.  Enrollment Date-- each business day.

          1.1.13. ERISA -- the Employee Retirement Income Security Act of 1974, including applicable regulations for the specified section of ERISA. Any reference in this Plan Statement to a section of ERISA, including the applicable regulation, shall be considered also to mean and refer to any subsequent amendment or replacement of that section or regulation.

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          1.1.14.  Event of Maturity-- any of the occurrences described in
Section 6 by reason of which a Participant or Beneficiary may become entitled to a distribution from the Plan.

          1.1.15. Fund -- the assets of the Plan held by the Trustee from time to time, including all contributions and the investments and reinvestments, earnings and profits thereon, whether invested under the general investment authority of the Trustee or under the terms applicable to any Subfund established pursuant to Section 4.1.

          1.1.16. Highly Compensated Employee -- any employee who (a) is a five percent (5%) owner (as defined in Appendix B) at any time during the current Plan Year or the preceding Plan Year, or (b) receives compensation from the Employer and all Affiliates during the preceding Plan Year in excess of Eighty Thousand Dollars ($80,000) (as adjusted under the Code for cost-of-living increases). For this purpose, "compensation" means compensation as defined in section 415(c)(3) of the Code. Compensation for any employee who performed services for only part of a year is not annualized for this purpose.

          1.1.17. Hours of Service -- a measure of an employee's service with the Employer and all Affiliates, determined for a given computation period and equal to the number of hours credited to the employee according to the following rules:

          (a) Paid Duty. An Hour of Service shall be credited for each hour for which the employee is paid, or entitled to payment, for the performance of duties for the Employer or an Affiliate. These hours shall be credited to the employee for the computation period or periods in which the duties are performed.

          (b) Paid Nonduty. An Hour of Service shall be credited for each hour for which the employee is paid, or entitled to payment, by the Employer or an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence; provided, however, that:

                   (i) no more than five hundred one (501) Hours of Service shall be credited on account of a single continuous period during which the employee performs no duties (whether or not such period occurs in a single computation period),

                   (ii) no Hours of Service shall be credited on account of payments made under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation or disability insurance laws,

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                    (iii)  no Hours of Service shall be credited on account of payments which solely reimburse the employee for medical or medically related expenses incurred by the employee, and

                    (iv) payments shall be deemed made by or due from the Employer or an Affiliate whether made directly or indirectly from a trust fund or an insurer to which the Employer or an Affiliate contributes or pays premiums.

                    These hours shall be credited to the employee for the computation period for which payment is made or, if the payment is not computed by reference to units of time, the hours shall be credited to the first computation period in which the event, for which any part of the payment is made, occurred.

          (c) Back Pay. An Hour of Service shall be credited for each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer or an Affiliate. The same Hours of Service credited under paragraph (a) or (b) shall not be credited under this paragraph (c). The crediting of Hours of Service under this paragraph (c) for periods and payments described in paragraph (b) shall be subject to all the limitations of that paragraph. These hours shall be credited to the employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

          (d)       Unpaid Absences.

                    (i) Leaves of Absence. If (and to the extent that) the Committee so provides in rules, during each unpaid leave of absence authorized by the Employer or an Affiliate for Plan purposes under such rules, the employee shall be credited with the number of Hours of Service which otherwise would normally have been credited to such employee but for such absence; provided, however, that if the employee does not return to employment for any reason other than death, Disability or attainment of Normal Retirement Age at the expiration of the leave of absence, such Hours of Service shall not be credited.

                    (ii) Parenting Leaves. To the extent not otherwise credited and solely for the purpose of determining whether a One-Year Break in Service has occurred, Hours of Service shall be credited to an employee for any period of absence from work beginning in Plan Years commencing after December 31, 1984, due to pregnancy of the employee, the birth of a child of the employee, the placement of a child with the employee in connection with the adoption of such child by the employee or for the purpose of caring for such child for a period beginning immediately following such birth or placement. The employee shall be credited with the number of Hours of Service which otherwise would normally have been credited to such employee but for such absence. If it is impossible to determine the number of Hours of Service which would otherwise normally have been so credited, the employee shall be credited with eight (8) Hours of Service for each day of such absence. In no event, however, shall the number of Hours of Service credited for any such absence exceed five hundred one (501) Hours of Service. Such Hours of Service shall be credited to the computation period in which such absence from work begins if crediting all or any portion of such Hours of Service is necessary to prevent the employee from incurring a One-Year Break in Service in such computation period. If the crediting of such Hours of Service is not necessary to prevent the occurrence of a One-Year Break in Service in that computation period, such Hours of Service shall be credited in the immediately following computation period (even though no part of such absence may have occurred in such subsequent computation period). These Hours of Service shall not be credited until the employee furnishes timely information which may be reasonably required by the Committee to establish that the absence from work is for a reason for which these Hours of Service may be credited.

          (e) Special Rules. For periods prior to September 1, 2000, Hours of Service may be determined using whatever records are reasonably accessible and by making whatever calculations are necessary to determine the approximate number of Hours of Service completed during such prior period. To the extent not inconsistent with other provisions hereof, Department of Labor regulations 29 C.F.R.ss. 2530.200b-2(b) and (c) are hereby incorporated by reference herein. To the extent required under section 414 of the Code, services of leased owners, leased managers, shared employees, shared leased employees and other similar classifications (excluding Leased Employees) for the Employer or an Affiliate shall be taken into account as if such services were performed as a common law employee of the Employer for the purposes of determining Eligibility Service, Vesting Service and One-Year Breaks in Service as applied to Vesting Service and Eligibility Service. For purposes of the Plan, application of the leased employee rules under section 414(n) of the Code shall be subject to the following: (i) "contingent services" shall mean services performed by a person for the Employer or an Affiliate during the period the person has not performed the services on a substantially full time basis for a period of at least twelve (12) consecutive months, (ii) except as provided in (iii), contingent services shall not be taken into account for purposes of determining Eligibility Service, Vesting Service and One-Year Breaks in Service as applied to Vesting Service and Eligibility Service, (iii) contingent services performed by a person who has become a Leased Employee shall be taken into account for purposes of determining Eligibility Service, Vesting Service and One-Year Breaks in Service as applied to Vesting Service and Eligibility Service, and (iv) all service performed as a Leased Employee (i.e, all service following the date an individual has satisfied all three requirements for becoming a Leased Employee) shall be taken into account for purposes of determining Eligibility Service, Vesting Service and One-Year Breaks in Service as applied to Vesting Service and Eligibility Service.

          (f) Equivalency for Exempt Employees. Notwithstanding anything to the contrary in the foregoing, the Hours of Service for any employee for whom the Employer or an Affiliate is not otherwise required by state or federal "wage and hour" or other law to count hours worked shall be credited on the basis that, without regard to the employee's actual hours, such employee shall be credited with one hundred ninety
                    (190) Hours of Service for a calendar month if, under the provisions of this Section (other than this paragraph), such employee would be credited with at least one (1) Hour of Service during that calendar month.

          1.1.18. Investment Manager -- the person or persons, other than the Trustee, appointed pursuant to the Trust Agreement to manage all or a portion of the Fund or any Subfund.

          1.1.19. Leased Employee -- any individual (other than an employee of the Employer or an Affiliate) who performs services for the Employer or an Affiliate if (i) services are performed under an agreement between the Employer or an Affiliate and any other individual or company, (ii) the individual performs services for the Employer or an Affiliate on a substantially full time basis for a period of at least twelve (12) consecutive months, and (iii) the individual's services are performed under the primary direction or control of the Employer or an Affiliate. In determining whether an individual is a Leased Employee of the Employer or an Affiliate, all prior service with the Employer or an Affiliate (including employment as a common law employee) shall be used for purposes of satisfying (ii) above. No individual shall be considered a Leased Employee unless and until all conditions have been satisfied.

          1.1.20. Normal Retirement Age-- the date a Participant attains age sixty-five (65) years.

           1.1.21. One-Year Break in Service -- a Plan Year for which an employee is not credited with more than five hundred (500) Hours of Service. (A One-Year Break in Service shall be deemed to occur only on the last day of such Plan Year.)

           1.1.22. Participant -- an employee of the Employer who becomes a Participant in the Plan in accordance with the provisions of Section 2. An employee who has become a Participant shall be considered to continue as a Participant in the Plan until the date of the Participant's death or, if earlier, the date when the Participant is no longer employed in Recognized Employment and upon which the Participant no longer has any Account under the Plan (that is, the Participant has both received a distribution of all of the Participant's Vested Total Account, if any, and the non-Vested portion of the Participant's Total Account, if any, has been forfeited and disposed of as provided in Section 6.2). An employee in Recognized Employment who has not become a Participant in the Plan in accordance with the provisions of Section 2 and who makes a rollover contribution to the Plan in accordance with the provisions of Section 3 shall be considered a Participant solely for the purpose of making the rollover contribution and receiving a distribution upon an Event of Maturity in accordance with the provisions of Section 7.

           1.1.23. Plan -- the tax-qualified profit sharing plan of the Employer established for the benefit of employees eligible to participate therein, as first set forth in this Plan Statement. (As used herein, "Plan" refers to the legal entity established by the Employer and not to the document pursuant to which the Plan is maintained. That document is referred to herein as the "Plan Statement.") The Plan shall be referred to as the "BRACKNELL CORPORATION RETIREMENT SAVINGS PLAN FOR U.S. EMPLOYEES."

           1.1.24. Plan Statement -- this document entitled "BRACKNELL CORPORATION RETIREMENT SAVINGS PLAN FOR U.S. EMPLOYEES (2000)" as adopted by the Principal Sponsor effective as of September 1, 2000, as the same may be amended from time to time.

           1.1.25. Plan Year-- the twelve (12) consecutive month period ending on any December 31.

           1.1.26. Principal Sponsor-- Nationwide Electric, Inc., a Delaware corporation.

           1.1.271. Recognized Compensation -- wages, tips and other compensation paid to the Participant by the Employer and reportable in the box designated "wages, tips, other compensation" on Treasury Form W-2 (or any comparable successor box or form) for the applicable period but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2) of the Code) and further determined without regard to any amounts paid or reimbursed by the Employer for moving expenses incurred by the Participant (but only to the extent that at the time of the payment it is reasonable to believe that these amounts are deductible by the Participant under section 217 of the Code); subject, however, to the following:

          (a) Included Items. In determining a Participant's Recognized Compensation there shall be included elective contributions made by the Employer on behalf of the Participant that are not includible in gross income under sections 125, 132(f), 402(e)(3), 402(h), 403(b), 414(h)(2) and 457 of the Code
                    including elective contributions authorized by the Participant under a Retirement Savings Election, a cafeteria plan or any other qualified cash or deferred arrangement under section 401(k) of the Code.

          (b) Excluded Items. In determining a Participant's Recognized Compensation there shall be excluded all of the following:
                    (i) reimbursements or other expense allowances including foreign service allowances, station allowances, foreign tax equalization payment and other similar payments, (ii) welfare and fringe benefits (both cash and noncash) including third-party sick pay (i.e., short-term and long-term disability insurance benefits), income imputed from insurance coverages and premiums, employee discounts and other similar amounts, payments for vacation or sick leave accrued but not taken, final payments on account of termination of employment (e.g., severance payments), settlement for accrued but unused vacation and sick leave, and all stock-based compensation, (iii) moving expenses, and
                    (iv) deferred compensation (both when deferred and when received).

          (c) Pre-Participation Employment. Remuneration paid by the Employer attributable to periods prior to the date the Participant became a Participant in the Plan shall not be taken into account in determining the Participant's Recognized Compensation.

          (d) Non-Recognized Employment. Remuneration paid by the Employer for employment that is not Recognized Employment shall not be taken into account in determining a Participant's Recognized Compensation.

          (e) Attribution to Periods. A Participant's Recognized Compensation shall be considered attributable to the period in which it is actually paid and not when earned or accrued; provided, however, amounts earned but not paid in a Plan Year because of the timing of pay periods and pay days may be included in the Plan Year when earned if these amounts are paid during the first few weeks of the next Plan Year, the amounts are included on a uniform and consistent basis with respect to all similarly situated Participants and no amount is included in more than one Plan Year.

          (f) Excluded Periods. Amounts received after the Participant's termination of employment shall not be taken into account in determining a Participant's Recognized Compensation.

          (g) Multiple Employers. If a Participant is employed by more than one Employer in a Plan Year, a separate amount of Recognized Compensation shall be determined for each Employer.

          (h) Annual Maximum. A Participant's Recognized Compensation for a Plan Year shall not exceed the annual compensation limit under section 401(a)(17) of the Code, which is One Hundred Seventy Thousand Dollars ($170,000) (as adjusted under the Code for cost-of-living increases).

          1.1.28. Recognized Employment -- all service with the Employer by persons classified by the Employer as common law employees, excluding, however, service classified by the Employer as:

          (a) employment in a unit of employees whose terms and conditions of employment are subject to a collective bargaining agreement between the Employer and a union representing that unit of employees, unless (and to the extent) such collective bargaining agreement provides for the inclusion of those employees in the Plan,

          (b) employment of a nonresident alien who is not receiving any earned income from the Employer which constitutes income from sources within the United States,

          (c) employment in a division or facility of the Employer which is not in existence on the Effective Date (that is, was acquired, established, founded or produced by the liquidation or similar discontinuation of a separate subsidiary after the Effective Date) unless and until the Committee shall declare such employment to be Recognized Employment,

          (d) employment of a United States citizen or a United States resident alien outside the United States unless and until the Committee shall declare such employment to be Recognized Employment,

          (e) services of a person who is not a common law employee of the Employer including, without limiting the generality of the foregoing, services of a Leased Employee, leased owner, leased manager, shared employee, shared Leased Employee, temporary worker, independent contractor, contract worker, agency worker, freelance worker or other similar classification,

          (f) employment of a Highly Compensated Employee to the extent agreed to in writing by the employee, and

          (g)       employment as a temporary employee.

The Employer's classification of a person at the time of inclusion or exclusion in Recognized Employment shall be conclusive for the purpose of the foregoing rules. No reclassification of a person's status with the Employer, for any reason, without regard to whether it is initiated by a court, governmental agency or otherwise and without regard to whether or not the Employer agrees to such reclassification, shall result in the person being included in Recognized Employment, either retroactively or prospectively. Notwithstanding anything to the contrary in this provision, however, the Committee may declare that a reclassified person will be included in Recognized Employment, either retroactively or prospectively. Any uncertainty concerning a person's classification shall be resolved by excluding the person from Recognized Employment.

           1.1.29. Retirement Savings Election -- the election made by a Participant as provided in Section 2.5.

           1.1.30. Subfund-- a separate pool of assets of the Fund set aside for investment purposes under Section 4.1.

           1.1.31. Trust Agreement -- the separate document entitled Bracknell Corporation Retirement Savings Plan Trust entered into by and between the Principal Sponsor and the Trustee effective as of August 1, 2000, as the same may be amended from time to time.

           1.1.32. Trustee -- the Trustee originally named in the Trust Agreement and its successor or successors in trust. Where the context requires, Trustee shall also mean and refer to any one or more co-trustees serving hereunder.

           1.1.33. Valuation Date -- the Annual Valuation Date and any date that both the New York Stock Exchange and the Trustee are open and conducting business.

           1.1.34.  Vested-- nonforfeitable.

           1.1.35. Vesting Service -- a measure of an employee's service with the Employer and all Affiliates (stated as a number of years) which is equal to the number of computation periods for which the employee is credited with one thousand (1,000) or more Hours of Service; subject, however, to the following rules:

           (a) Computation Periods. The computation periods for determining Vesting Service shall be the Plan Years.

           (b) Completion. A year of Vesting Service shall be deemed completed as of the date in the computation period that the employee completes one thousand (1,000) Hours of Service. (Fractional years of Vesting Service shall not be credited.)

          (c) Pre-Effective Date Service. Vesting Service shall be credited for Hours of Service earned and computation periods completed before the Effective Date as if this Plan Statement were then in effect.

          (d) Breaks in Service. Vesting Service cancelled before the Effective Date by operation of the Plan's break in service rules as they existed before the Effective Date shall continue to be cancelled on and after the Effective Date.

          (e) Vesting in Pre-Break Accounts. If the employee has five (5) or more consecutive One-Year Breaks in Service, the employee's service after such One-Year Breaks in Service shall not be counted as years of Vesting Service for the purpose of determining the Vested percentage of that portion of the employee's Employer Matching Account or Employer Profit Sharing Account derived from Employer contributions allocated with respect to the employee's service before such One-Year Breaks in Service and separately accounted for under Section 5.1.5.

          (f) Vesting in Post-Break Accounts. If the employee has any break in service occurring before or after the Effective Date, the employee's service both before and after such break in service shall be taken into account in computing Vesting Service for the purpose of determining the Vested percentage of that portion of the employee's Employer Matching Account or Employer Profit Sharing Account derived from Employer contributions allocated with respect to the employee's service after such break in service and separately accounted for under Section 5.1.5.

          (g) Age Exclusion. Vesting Service shall not be credited with respect to any computation period completed prior to the computation period in which the employee attains age eighteen (18) years.

1.2. Compliance With Uniformed Services Employment and Reemployment Rights Act of 1994. Effective for veterans rehired on or after December 12, 1994, and notwithstanding any provision of the Plan Statement to the contrary, contributions, benefits or service credits, if any, will be provided in accordance with section 414(u) of the Code.

1.3. Rules of Interpretation. An individual shall be considered to have attained a given age on the individual's birthday for that age (and not on the day before). The birthday of any individual born on a February 29 shall be deemed to be February 28 in any year that is not a leap year. Notwithstanding any other provision of this Plan Statement or any election or designation made under the Plan, any individual who feloniously and intentionally kills a Participant or Beneficiary shall be deemed for all purposes of this Plan and all elections and designations made under this Plan to have died before such Participant or Beneficiary. A final judgment of conviction of felonious and intentional killing is conclusive for the purposes of this Section. In the absence of a conviction of felonious and intentional killing, the Committee shall determine whether the killing was felonious and intentional for the purposes of this Section. Whenever appropriate, words used herein in the singular may be read in the plural, or words used herein in the plural may be read in the singular; the masculine may include the feminine and the feminine may include the masculine; and the words "hereof," "herein" or "hereunder" or other similar compounds of the word "here" shall mean and refer to this entire Plan Statement and not to any particular paragraph or Section of this Plan Statement unless the context clearly indicates to the contrary. The titles given to the various Sections of this Plan Statement are inserted for convenience of reference only and are not part of this Plan Statement, and they shall not be considered in determining the purpose, meaning or intent of any provision hereof. Any reference in this Plan Statement to a statute or regulation shall be considered also to mean and refer to any subsequent amendment or replacement of that statute or regulation. This document has been executed and delivered in the State of Minnesota and has been drawn in conformity to the laws of that State and shall, except to the extent that federal law is controlling, be construed and enforced in accordance with the laws of the State of Minnesota.

1.4. Plan Contingent Upon Initial Qualification. The establishment of the Plan and each contribution made hereunder are conditioned upon receipt of a favorable determination from the Internal Revenue Service as to the initial qualification of the Plan under the pertinent provisions of the Code. If the Plan is found not to so qualify, the Principal Sponsor may, within one (1) year of receiving notice of denial of qualification, at its election, rescind the Plan, and the Trustee may be directed to return contributions made during the period it is not so qualified to the Employer or to the Participants, as the case may be, adjusted for their pro rata share of earnings and market gains or losses which accrued while they were held in the Fund.

                                   SECTION 2

                         ELIGIBILITY AND PARTICIPATION

2.1. General Eligibility Rule. Each employee shall become a Participant eligible to make a retirement savings contribution on the Enrollment Date coincident with or next following the date on which the employee is first employed in Recognized Employment.

2.2. Special Eligibility Rule for Employer Contributions. With respect to contributions made pursuant to Sections 3.3 and 3.4, each employee shall become a Participant on the January 1, April 1, July 1 or October 1 coincident with or next following the date on which the employee completes one (1) year of Eligibility Service, if the employee is then employed in Recognized Employment. If the employee is not then employed in Recognized Employment, the employee shall become a Participant on the first date thereafter upon which the employee enters Recognized Employment.

2.3. Special Rule for Former Participants. A Participant whose employment with the Employer terminates and who subsequently is reemployed by the Employer shall immediately reenter the Plan as a Participant upon the Participant's return to Recognized Employment.

2.4.   Enrollment.

       2.4.1. Enrollment. Each employee who is or will become a Participant as provided in Section 2.1 or Section 2.3 may enroll for elective contributions by providing a Retirement Savings Election to the Committee prior to the Enrollment Date as of which the employee desires to make it effective. If an employee does not enroll when first eligible to do so, the employee may enroll as of any subsequent Enrollment Date by providing a Retirement Savings Election to the Committee prior to that Enrollment Date.

       2.4.2. Additional Rules. The Committee shall have the authority to adopt rules that modify and waive the enrollment procedures set forth in this Section 2 during the year beginning on the Effective Date, to ensure that orderly enrollments might be completed. This authority to modify and waive the enrollment procedures does not authorize the Committee to modify the minimum service, age or job classification requirements for participation in the Plan.

2.5.   Retirement Savings Election.

       2.5.1. Participant Election. Subject to the following rules, the Retirement Savings Election of each Participant shall provide for elective contributions through a reduction equal to not less than one percent (1%) nor more than fifteen percent (15%) of the amount of Recognized Compensation which otherwise would be paid to the Participant by the Employer each payday.

       2.5.2. Rules and Limitations. Notwithstanding the above, retirement savings contributions under the Plan and any other plan of the Employer and Affiliates for that Participant's taxable year shall not exceed the dollar limit in effect for that taxable year under section 402(g) of the Code (which is $10,500 for 2000 and is adjusted under the Code for cost-of-living increases). The Committee may, from time to time under rules, change the minimum and maximum allowable retirement savings contributions. The reductions in earnings for retirement savings contributions elected by the Participant shall be made by the Employer from the Participant's remuneration each payday on and after the Enrollment Date for so long as the Retirement Savings Election remains in effect. The Committee shall specify the method (including telephonic, electronic or similar methods) of providing or modifying a Retirement Savings Election and all procedures for providing and accepting Retirement Savings Elections and notices, including requirements for advance notice.

2.6. Modifications of Retirement Savings Election. The Retirement Savings Election of a Participant may be modified as follows:

       2.6.1. Increase or Decrease. A Participant may, upon giving prior notice to the Committee, modify the Retirement Savings Election to increase or decrease the amount of retirement savings contributions. Such increase or decrease shall be effective as of the first day of the first payroll period for which implementing such increase or decrease is administratively practicable.

       2.6.2. Termination of Retirement Savings Election. A Participant who has a Retirement Savings Election in effect may, upon giving prior notice to the Committee, completely terminate the Retirement Savings Election as of the first day of any payroll period for which implementing such termination is administratively practicable. Thereafter, such Participant may provide a new Retirement Savings Election to the Committee if the Participant is employed in Recognized Employment. Such Retirement Savings Election shall be effective as of the first day of the first payroll period for which implementing election is administratively practicable.

       2.6.3. Termination of Recognized Employment. The Retirement Savings Election of a Participant who ceases to be employed in Recognized Employment shall be terminated automatically as of the date the Participant ceases to be employed in Recognized Employment. If such Participant returns to Recognized Employment, the Participant may provide a new Retirement Savings Election effective as of the date of the Participant's return to Recognized Employment or as of the first payday on or after any subsequent Enrollment Date.

                                   SECTION 3

                     CONTRIBUTIONS AND ALLOCATION THEREOF

3.1.   Employer Contributions.

       3.1.1. Source of Employer Contributions. All Employer contributions to the Plan may be made without regard to profits. Subject to the limitations provided under this Section 3, each Employer may separately determine the amount of all Employer contributions, and such contributions (and any forfeitures related thereto) shall be allocated only to the accounts of Participants who are employed by that particular Employer.

       3.1.2. Limitation. The contribution of the Employer to the Plan for any year, when considered in light of its contribution for that year to all other tax-qualified plans it maintains, shall, in no event, exceed the maximum amount deductible by it for federal income tax purposes as a contribution to a tax-qualified profit sharing plan under section 404 of the Code. Each such contribution to the Plan is conditioned upon its deductibility for such purpose.

       3.1.3. Form of Payment. The appropriate contribution of the Employer to the Plan, determined as herein provided, shall be paid to the Trustee and may be paid either in cash or in other assets of any character of a value equal to the amount of the contribution or in any combination of the foregoing ways.

3.2.   Retirement Savings Contributions.

       3.2.1. Amount. Within the time required by regulations of the United States Department of Labor, the Employer shall contribute to the Trustee for deposit in the Fund the reduction in Recognized Compensation which was elected by each Participant pursuant to a Retirement Savings Election.

       3.2.2. Allocation. The portion of this contribution made with respect to each Participant shall be allocated to that Participant's Retirement Savings Account for the Plan Year with respect to which it is made and, for the purposes of Section 4, shall be credited as soon as practicable after it is received by the Trustee.

3.3.   Matching Contributions.

       3.3.1.  Required Matching Contributions.

       (a) Amount. The Employer shall contribute to the Trustee for deposit in the Fund and for crediting to the Participant's Employer Matching Account an amount which will equal fifty percent (50%) of the amount of the first six percent (6%) of reduction in Recognized Compensation for each pay period which was agreed to by the Participant pursuant to a Retirement Savings Election. Such contributions shall be delivered to the Trustee for deposit in the Fund not later than the time prescribed by federal law (including extensions) for filing the federal income tax return of the Employer for the taxable year in which the Plan Year ends.

       (b) Allocation. The Employer required matching contribution which is made with respect to a Participant shall be allocated to that Participant's Employer Matching Account for the Plan Year with respect to which it is made and, for the purposes of Section 4, shall be credited as soon as practicable after it is received by the Trustee.

       3.3.2.  Discretionary Matching Contributions.

       (a) Amount. The Employer may (but shall not be required to) make discretionary matching contributions from year to year during the continuance of the Plan in such amounts as the Employer shall from time to time determine. Such contributions shall be delivered to the Trustee for deposit in the Fund not later than the time prescribed by federal law (including extensions) for filing the federal income tax return of the Employer for the taxable year in which the Plan Year ends.

       (b) Allocation. The Employer's discretionary matching contribution, if any, made by the Employer for a given Plan Year shall be allocated to the Employer Matching Accounts of eligible Participants (as defined under Section 3.5) to match a percentage, determined by the Employer, of each eligible Participant's reduction in Recognized Compensation which was agreed to by the Participant pursuant to a Retirement Savings Election. The Employer discretionary matching contribution which is made with respect to a Participant shall be allocated to that Participant's Employer Matching Account for the Plan Year with respect to which it is made and, for purposes of Section 4, shall be credited as soon as practicable after it is received by the Trustee.

3.4.   Discretionary Profit Sharing Contributions.

       3.4.1. Amount. The Employer may (but shall not be required to) make discretionary profit sharing contributions from year to year during the continuance of the Plan in such amounts as the Employer shall from time to time determine. Such contributions shall be delivered to the Trustee for deposit in the Fund not later than the time prescribed by federal law (including extensions) for filing the federal income tax return of the Employer for the taxable year in which the Plan Year ends.

       3.4.2. Allocation. The contribution, if any, made by the Employer for a given Plan Year shall be allocated to the Employer Profit Sharing Accounts of eligible Participants (as defined in Section 3.5) in the ratio which the Recognized Compensation of each such eligible Participant for the Plan Year bears to the Recognized Compensation for such Plan Year of all such eligible Participants. The Employer discretionary contribution which is made with respect to a Participant shall be allocated to that Participant's Employer Profit Sharing Account for the Plan Year with respect to which it is made and, for purposes of Section 4, shall be credited as soon as practicable after it is received by the Trustee.

       3.4.3. Advance Contributions. If the Employer shall make and designate a discretionary contribution for allocation as of an Annual Valuation Date which is subsequent to the actual date of contribution, then:

               (i) such contribution will be segregated for investment purposes by the Trustee from the other assets of the Fund until such subsequent Annual Valuation Date, and

               (ii) the amount of such segregated contribution (adjusted for gains or losses) shall be allocated as of such Annual Valuation Date as if it were an Employer contribution made in fact on that Annual Valuation Date.

3.5. Eligible Participants. A Participant shall be considered an "eligible Participant" only if such Participant satisfies all of the following requirements:

       (a) Participant. The Participant was a Participant at some time during the Plan Year.

       (b) Compensation. The Participant has Recognized Compensation for such Plan Year.

       (c) Last Day Rule. The Participant was an employee on the last day of the Plan Year (including, for this purpose, individuals temporarily absent due to illness, vacation or layoff and individuals inducted into the Armed Forces of the United States during such Plan Year) or the Participant died, became Disabled or retired at or after the Participant's Normal Retirement Age during such Plan Year.

       (d) 1,000 Hour Rule. The Participant has one thousand (1,000) or more Hours of Service in the Plan Year, or the Participant died, became Disabled or retired at or after the Participant's Normal Retirement Age during such Plan Year.

No other Participant shall be considered an eligible Participant for such Plan Year.

3.6.   Adjustments.

       3.6.1. Make-Up Contributions for Omitted Participants. If, after the Employer's contribution for a Plan Year has been made and allocated, it should appear that, through oversight or a mistake of fact or law, a Participant (or an employee who should have been considered a Participant) who should have been entitled to share in such contribution received no allocation or received an allocation which was less than the Participant should have received, the Committee may, at its election, and in lieu of reallocating such contribution, direct the Employer to make a special make-up contribution (or direct that forfeitures be used) for the Account of such Participant in an amount adequate to provide the same addition to the Participant's Account for such Plan Year as the Participant should have received.

       3.6.2. Mistaken Contributions. If, after the Employer's contribution for a Plan Year has been made and allocated, it should appear that, through oversight or a mistake of fact or law, a Participant (or an individual who was not a Participant) received an allocation which was more than the Participant should have received, the Committee may direct that the mistaken contribution, adjusted for its pro rata share of any net loss or net gain in the value of the Fund which accrued while such mistaken contribution was held therein, shall be withdrawn from the Account of such individual and retained in the Fund and used to reduce the amount of the next succeeding contribution of the Employer to the Fund due after the determination that such mistaken contribution had occurred.

3.7.   Rollover Contributions.

       3.7.1. Contingent Provision. The provisions of this Rollover Contributions Section shall not be implemented unless and until the Committee shall so determine in its discretion, and, upon being implemented, shall be subject to such conditions and limitations as the Committee may prescribe from time to time for administrative convenience and to preserve the tax-qualified status of the Plan.

       3.7.2. Eligible Contributions. Each Participant may contribute to the Plan, within such time and in such form and manner as may be prescribed by the Committee in accordance with those provisions of federal law relating to rollover contributions, cash (or the cash proceeds from distributed property) received by the Participant in an eligible rollover distribution from a qualified plan or from an individual retirement account or annuity established solely to hold such eligible rollover distribution. Also, the Committee may establish rules and conditions regarding the acceptance of direct rollovers under section 401(a)(31) of the Code from trustees or custodians of other qualified pension, profit sharing or stock bonus plans.

       3.7.3. Specific Review. The Committee shall have the right to reject, or to direct the Trustee to return, any such rollover contribution if, in the opinion of the Committee, the acceptance thereof might jeopardize the tax-qualified status of the Plan or unduly complicate its administration, but the acceptance of any such rollover contribution shall not be regarded as an opinion or guarantee on the part of the Employer, the Committee, the Trustee or the Plan as to the tax consequences which may result to the contributing Participant thereby.

       3.7.4. Allocation. The rollover contribution made by a Participant to the Plan shall be allocated to the Participant's Rollover Account and, for the purposes of Section 4, shall be credited as soon as practicable after it is received by the Trustee.

3.8. Limitation on Annual Additions. In no event shall amounts be allocated to the Account of any Participant if, or to the extent, such amounts would exceed the limitations set forth in Appendix A to this Plan Statement.

3.9. Effect of Disallowance of Deduction or Mistake of Fact. All Employer contributions to the Plan are conditioned on their qualification for deduction for federal income tax purposes under section 404 of the Code. If any such deduction should be disallowed, in whole or in part, for any Employer contribution to the Plan for any year, or if any Employer contribution to the Plan is made by reason of a mistake of fact, then there shall be calculated the excess of the amount contributed over the amount that would have been contributed had there not occurred a mistake in determining the deduction or a mistake of fact. The Principal Sponsor shall direct the Trustee to return such excess, adjusted for its pro rata share of any net loss (but not any net gain) in the value of the Fund which accrued while such excess was held therein, to the Employer within one (1) year of the disallowance of the deduction or the mistaken payment of the contribution, as the case may be. If the return of such amount would cause the balance of any Account of any Participant to be reduced to less than the balance which would have been in such Account had the mistaken amount not been contributed, however, the amount to be returned to the Employer shall be limited so as to avoid such reduction.

                                   SECTION 4

                     INVESTMENT AND ADJUSTMENT OF ACCOUNTS

4.1.   Establishment of Subfunds.

       4.1.1. Establishing Commingled Subfunds. At the direction of the Committee, the Trustee shall divide the Fund into two (2) or more Subfunds, which shall serve as vehicles for the investment of Participants' Accounts. The Committee shall determine the general investment characteristics and objectives of each Subfund and, with respect to each Subfund, shall either (i) designate that the Trustee or an Investment Manager or the Committee has investment discretion over such Subfund, or (ii) designate one or more selected pooled investment vehicles (such as collective funds, group trusts, mutual funds, group annuity contracts and separate accounts under insurance contracts) to constitute such Subfund. The Trustee, Investment Manager or the Committee, as the case may be, shall have complete investment discretion over each Subfund to which it has been assigned investment discretion, subject only to the general investment characteristics and objectives established for the particular Subfund.

       4.1.2. Individual Subfunds. The Committee also may (but is not required to) establish additional Subfunds that consist solely of all or a part of the assets of a single Participant's Total Account, which assets the Participant controls by investment directives to the Trustee and which may not be commingled with the assets of any other Participant's Accounts. In no event, however, shall the Participant be allowed to direct the investment of assets in such individual Subfund in any work of art, rug or antique, metal or gem, stamp or coin, alcoholic beverage or other similar tangible personal property if the investment in such property shall have been prohibited by the Secretary of the Treasury.

       Each Participant and each Beneficiary, each Beneficiary and each Alternate Payee for whom an individually directed Subfund is maintained shall be responsible for the exercise of any voting or similar rights which exist with respect to assets in such individually directed Subfund. The Trustee shall cooperate with Participants and Beneficiaries, Beneficiaries and Alternate Payees to permit them to exercise such rights. The Trustee shall not independently exercise such rights. Any Beneficiary of a deceased Participant with an individually directed Subfund shall have the responsibility to direct investments for such Subfund until the Beneficiary directs the Trustee otherwise in writing.

       4.1.3. Operational Rules. The Committee shall adopt rules specifying the circumstances under which a particular Subfund may be elected, or shall be automatically utilized, the minimum or maximum amount or percentage of an Account which may be invested in a particular Subfund, the procedures for making or changing investment elections, the extent (if any) to which Beneficiaries of deceased Participants may make investment elections and the effect of a Participant's or Beneficiary's failure to make an effective election with respect to all or any portion of an Account.

       4.1.4. Revising Subfunds. The Committee shall have the power, from time to time, to dissolve Subfunds, to direct that additional Subfunds be established and, under rules, to withdraw or limit participation in a particular Subfund. The Committee shall also have the power to direct the Trustee to consolidate any separate Subfunds hereunder with any other separate Subfunds having the same investment objectives which are established under any other retirement plan trust fund of the Employer or any business entity affiliated in ownership or management with the Employer of which the Trustee is trustee and which are managed by the Trustee or the same Investment Manager.

       4.1.5. ERISA Section 404(c) Compliance. The Committee may establish investment Subfunds and operational rules which are intended to satisfy section 404(c) of ERISA and the regulations thereunder. Such investment Subfunds shall permit Participants and Beneficiaries, Beneficiaries and Alternate Payees the opportunity to choose from at least three investment alternatives, each of which is diversified, each of which presents materially different risk and return characteristics, and which, in the aggregate, enable Participants and Beneficiaries, Beneficiaries and Alternate Payees to achieve a portfolio with appropriate risk and return characteristics consistent with minimizing risk through diversification. Such operational rules shall provide the following, and shall otherwise comply with section 404(c) of ERISA and the regulations and rules promulgated thereunder from time to time:

       (a) Participants and Beneficiaries, Beneficiaries and Alternate Payees may give investment instructions to the Trustee at least once every three months;

       (b) the Trustee must follow the investment instructions of Participants and Beneficiaries, Beneficiaries and Alternate Payees that comply with the Plan's operational rules, provided that the Trustee may in any event decline to follow any investment instructions that:

               (i)    would result in a prohibited transaction described in
                      section 406 of ERISA or section 4975 of the Code;

               (ii) would result in the acquisition of an asset that might generate income which is taxable to the Plan;

               (iii) would not be in accordance with the documents and instruments governing the Plan insofar as they are consistent with Title I of ERISA;

               (iv) would cause a fiduciary to maintain indicia of ownership of any assets of the Plan outside of the jurisdiction of the district courts of the United States other than as permitted by section 404(b) of ERISA and Department of Labor regulation section 2050.404b-1;

               (v)   would jeopardize the Plan's tax status under the Code;

               (vi) could result in a loss in excess of a Participant's, Beneficiary's or Alternate Payee's Account balance;

       (c) Participants and Beneficiaries, Beneficiaries and Alternate Payees shall be periodically informed of actual expenses to their Accounts which are imposed by the Plan and which are related to their Plan investment decisions.

       (d) With respect to any Subfund consisting of Employer securities and intended to satisfy the requirements of section 404(c) of ERISA,
               (i) Participants and Beneficiaries, Beneficiaries and Alternate Payees shall be entitled to all voting, tender and other rights appurtenant to the ownership of such securities, (ii) procedures shall be established to ensure the confidential exercise of such rights, except to the extent necessary to comply with federal and state laws not preempted by ERISA, and (iii) the Trustee or other independent fiduciary designated by the Committee shall ensure the sufficiency of and compliance with such confidentiality procedures.

4.2.   Valuation and Adjustment of Accounts.

       4.2.1. Valuation of Fund. The Trustee shall value each Subfund from time to time (but not less frequently than each Annual Valuation Date), which valuation shall reflect, as nearly as possible, the then fair market value of the assets comprising such Subfund (including income accumulations therein). In making such valuations, the Trustee may rely upon information supplied by any Investment Manager having investment responsibility over the particular Subfund.

       4.2.2. Adjustment of Accounts. The Principal Sponsor shall cause the value of each Account or portion of an Account invested in a particular Subfund (including undistributed Total Accounts) to be increased (or decreased) from time to time for distributions, contributions, investment gains (or losses) and expenses charged to the Account.

       4.2.3. Rules. The Committee shall establish additional rules for the adjustment of Accounts, including the times when contributions shall be credited under Section 3 for the purposes of allocating gains or losses under this
Section 4.

4.3. Management and Investment of Fund. The Fund in the hands of the Trustee, together with all additional contributions made thereto and together with all net income thereof, shall be controlled, managed, invested, reinvested and ultimately paid and distributed to Participants and Beneficiaries, Beneficiaries and Alternate Payees by the Trustee with all the powers, rights and discretions generally possessed by trustees, and with all the additional powers, rights and discretions conferred upon the Trustee under this Plan Statement. Except to the extent that the Trustee is subject to the authorized and properly given investment directions or other directions of a Participant, a

Beneficiary, an Alternate Payee, an Investment Manager or the Committee, and subject to the directions of the Committee with respect to the payment of benefits hereunder, the Trustee shall have the exclusive authority to manage and control the assets of the Fund and shall not be subject to the direction of any person in the discharge of its duties, nor shall its authority be subject to delegation or modification except by formal amendment of the Trust Agreement.

                                   SECTION 1

                                    VESTING

5.1.   Employer Matching Account And Employer Profit Sharing Account.

       5.1.1. Graduated Vesting. Except as hereinafter provided, the Vested portion of each Participant's Employer Matching Account and Employer Profit Sharing Account shall be determined in accordance with the following schedule:

               The Vested Portion of the
               When the Participant Has              Participant's Employer Matching
                Completed the Following                Account and Employer Profit
                Completed the Following                Account and Employer Profit
               Years of Vesting Service:                Sharing Account Will Be:
               -------------------------             ------------------------------
               Less than 1 year                                    0%
               1 year but less than 2 years                       40%
               2 years but less than 3 years                      70%
               3 years or more                                   100%

       5.1.2. Full Vesting. Notwithstanding the foregoing, the entire Employer Matching Account and Employer Profit Sharing Account of each Participant shall be fully vested in the Participant upon the earliest occurrence of any of the following events while in the employment of the Employer or an Affiliate:

       (a)     the Participant's death,

       (b) the Participant's attainment of the Participant's Normal Retirement Age,

       (c)     the occurrence of the Participant's Disability,

       (d) a partial termination of the Plan which is effective as to the Participant, or

       (e) a complete termination of the Plan or a complete discontinuance of Employer contributions hereto.

In addition, a Participant who is not in the employment of the Employer or an Affiliate upon a complete termination of the Plan or a complete discontinuance of Employer contributions hereto, shall be so fully vested if, on the date of such termination or discontinuance, such Participant has not had a "forfeiture event" as described in Section 6.2.1.

       5.1.3. Full Vesting Upon Plan Termination Before Forfeiture Event. If a Participant is not in the employment of the Employer or an Affiliate upon a complete termination of the Plan or a complete discontinuance of Employer contributions hereto, then the Participant's Employer Matching Account and Employer Profit Sharing Account shall become fully (100%) vested if, on the date of such termination or discontinuance, such Participant has not had a "forfeiture event" as described in Section 6.2.1.

       5.1.4. Special Rule for Partial Distributions. If a distribution is made of less than the entire Employer Matching Account or Employer Profit Sharing Account of a Participant who is not then fully (100%) vested, then until the Participant's Employer Matching Account or Employer Profit Sharing Account becomes fully (100%) vested or until the Participant incurs five (5) or more consecutive One-Year Breaks in Service, whichever first occurs, (i) a separate account shall be established for the portion of the Employer Matching Account or Employer Profit Sharing Account not so distributed and (ii) the Participant's Vested interest in such account at any relevant time shall not be less than an amount ("X") determined by the formula: X = P(B + (R x D)) - (R x D). For the purpose of applying the formula, "P" is the Vested percentage at the relevant time (determined pursuant to Section 5); "B" is the separate account balance at the relevant time; "D" is the amount of the distribution; and "R" is the ratio of the separate account balance at the relevant time to the Employer Matching Account or Employer Profit Sharing Account balance immediately after distribution.

       5.1.5. Effect of Break on Vesting. If a Participant who is not fully (100%) vested incurs five (5) or more consecutive One-Year Breaks in Service, returns to Recognized Employment and is thereafter eligible for any additional allocation of Employer contributions, the Participant's undistributed Employer Matching Account or Employer Profit Sharing Account, if any, attributable to Employer contributions allocated as of a date before such five (5) consecutive One-Year Breaks in Service and the Participant's new Employer Matching Account or Employer Profit Sharing Account attributable to Employer contributions allocated as of a date after such five (5) consecutive One-Year Breaks in Service shall be separately maintained for vesting purposes until the Participant's Employer Matching Account and Employer Profit Sharing Account becomes fully (100%) Vested.

5.2. Other Accounts. Each Participant's Retirement Savings Account, Rollover Account, and Transfer Account shall be fully (100%) vested at all times.

                                   SECTION 6

                                   MATURITY

6.1. Events of Maturity. A Participant's Total Account shall mature and the Vested portion shall become distributable in accordance with Section 7 upon the earliest occurrence of any of the following events while in the employment of the Employer or an Affiliate:

       (a)     the Participant's death;

       (b) the Participant's separation from service, whether voluntary or involuntary;

       (c) the attainment of age seventy and one-half (70-1/2) years by a Participant who is a five percent (5%) owner (as defined in Appendix B) at any time during the year in which the Participant attained age seventy and one-half (70-1/2) years and the crediting of any amounts to such a Participant's Account after such time;

       (d)     the Participant's Disability;

       (e) the disposition by the Employer (which is a corporation) to an unrelated corporation of substantially all the assets (within the meaning of section 409(d)(2) of the Code) used by the Employer in a trade or business of the Employer, if the Employer continues to maintain this Plan after the disposition, but only with respect to employees who continue employment with the corporation acquiring such assets and only if the purchase and sale agreement specifically authorizes distribution of this Plan's assets in connection with such disposition; or

       (f) the disposition by the Employer (which is a corporation) to an unrelated corporation of the Employer's interest in a subsidiary (within the meaning of section 409(d)(3) of the Code), if the Employer continues to maintain this Plan after the disposition, but only with respect to employees who continue employment with such subsidiary and only if the purchase and sale agreement specifically authorizes distribution of this Plan's assets in connection with such disposition;

provided, however, that a transfer from Recognized Employment to employment with the Employer that is other than Recognized Employment or a transfer from the employment of one Employer participating in the Plan to another such Employer or to any Affiliate shall not constitute an Event of Maturity.

6.2.   Forfeitures.

       6.2.1. Forfeiture of Nonvested Portion of Accounts. Following the occurrence of a Participant's Event of Maturity, the non-Vested portion of the Participant's Employer Matching Account or Employer Profit Sharing Account, if any, shall be forfeited as soon as administratively practicable on or after the Participant's forfeiture event. A forfeiture event shall occur with respect to a Participant upon the earliest of:

       (a) the occurrence after an Event of Maturity of five (5) consecutive One-Year Breaks in Service,

       (b) the distribution after an Event of Maturity to (or with respect to) a Participant of the entire Vested portion of the Total Account of the Participant, or

       (c) the death of the Participant at a time and under circumstances which do not entitle the Participant to be fully (100%) Vested in the Participant's Total Account, or

       (d) the Event of Maturity of a Participant who has no Vested interest in the Participant's Total Account.

       6.2.2. Restoration Upon Rehire After Forfeiture. If the Participant returns to Recognized Employment with the Employer or an Affiliate after the non-Vested portion of the Participant's Employer Matching Account or Employer Profit Sharing Account has been forfeited and before the Participant has five
(5) consecutive One-Year Breaks in Service, the amount so forfeited shall be restored to the Participant's Employer Matching Account or Employer Profit Sharing Account as of the Valuation Date coincident with or next following the date the Participant returns (without adjustment for gains or losses after such forfeiture).

       Notwithstanding the foregoing, such restoration shall be made only if the Participant repays to the Trustee for deposit in the Fund and crediting to the Participant's Retirement Savings Account and Employer Matching Account or Employer Profit Sharing Account the entire amount, if any, distributed to (or with respect to) the Participant after the Event of Maturity. Such repayment cannot be "rolled over" from an individual retirement arrangement. If the distribution was on account of separation from service, such repayment must be made, however, before the earlier of (i) five (5) years after the first day on which the Participant is subsequently reemployed by the Employer or Affiliate, or (ii) the close of the first period of five (5) consecutive One-Year Breaks in Service commencing after the distribution. If the distribution was on account of any other reason, such repayment must be made within five (5) years after the date of distribution. In either case, such repayment must be made before the occurrence of five (5) consecutive One-Year Breaks in Service after the Event of Maturity and before the termination of this Plan or the permanent discontinuance of Employer contributions to this Plan.

       6.2.3. Use of Forfeitures. Forfeitures shall be used for the following purposes (and, unless the Committee determines otherwise, in the following order): to make restorations for rehired Participants as required in Section 6.2.2, to reduce Plan expenses in the Plan Year in which the Participant's forfeiture event occurred or in the succeeding Plan Year, to reduce Employer required matching contributions, to reduce Employer discretionary contributions, or to correct errors, omissions and exclusions. To the extent forfeitures are used to reduce Employer required matching contributions, they shall be added as soon as administratively practicable to the reduced Employer matching contribution, if any, to be allocated to the Employer Matching Accounts of all Participants, as provided in Section 3.3. To the extent forfeitures are used to reduce Employer discretionary contributions, they shall be added as soon as administratively practicable to the reduced Employer discretionary contribution, if any, to be allocated to the Employer Matching Accounts or Employer Profit Sharing Accounts of all Participants as provided in Section 3.4. Any forfeitures remaining at the termination of the Plan shall be considered to be a discretionary profit sharing contribution and shall be allocated pursuant to
Section 3.4.3.

       6.2.4. Source of Restoration. The amount necessary to make the restoration required under Section 6.2.2 shall come first from the forfeitures of Participants. If such forfeitures are not adequate for this purpose, the rehiring Employer shall make a contribution adequate to make the restoration (in addition to any contributions made under Section 3).

                                   SECTION 7

                            DISTRIBUTIONS AND LOANS

7.1.   Distributions to Participants Upon Event of Maturity.

       7.1.1. Application For Distribution Required. No distribution shall be made from the Plan until the Committee has received an application for distribution from the Participant entitled to receive distribution. The Committee may prescribe rules regarding the form of such application, the method of filing such application (including telephonic, electronic or similar methods) and the information required to be furnished in connection with such application.

       (a) Exception for Small Amounts. If a Participant whose Vested Total Account does not exceed Five Thousand Dollars ($5,000) incurs an Event of Maturity, then such Vested Total Account shall be distributed automatically in a single lump sum as soon as administratively practicable following such Event of Maturity without an application for distribution. A Participant who has no Vested interest in the Participant's Total Account as of the Participant's Event of Maturity shall be deemed to have received an immediate distribution of the Participant's entire interest in the Plan as of such Event of Maturity.

       (b) Exception for Required Distributions. Any Vested Total Account for which no application has been timely received on or before the required beginning date effective as to a Participant under
               Section 7.1.8 or Section 7.1.9, shall be distributed automatically without an application for distribution.

       7.1.2. Spousal Consent Required. Except as provided in Section 7.1.4(a), the consent of a Participant's spouse shall be required to make distributions from the Plan in any form other than a QJ&SA contract (as defined in Section 7.1.4(d)).

       7.1.3. Form of Distribution. At the direction of the Committee, the Trustee shall make or commence distribution of the Participant's Vested Total Account to the Participant in one of the following ways as the Participant shall designate:

       (a)     Lump Sum. Distribution shall be made in a single lump sum.

       (b) Life Annuities. Distribution shall be made by purchasing and distributing a single premium, immediate (not deferred), fixed (not variable) annuity contract which shall be nontransferable to anyone but the issuer, and which shall provide for benefits which are hereinafter defined as a QJ&SA contract in the case of a married Participant, or a Life Annuity contract in the case of an unmarried Participant.

       (c) Installments. Distribution shall be made in a series of substantially equal installments payable monthly, quarterly or annually over a period of time not extending beyond the life expectancy of the Participant and the Participant's "designated beneficiary" as determined under section 401(a)(9) of the Code.

       (d) Change in Installments. Following commencement of installment distributions under (c) above, a Participant may elect to change the amount or number of installments (i.e., increase or decrease the amount of such distributions) provided that, to the extent such election affects distributions to be made on or after the Participant's required beginning date, such election requires that distributions made for each distribution year be equal to the minimum required distribution determined pursuant to Section 7.1.5(b). The Committee may prescribe rules regarding the form of such election, the method of giving such election (including telephonic, electronic or similar methods) and the information to be furnished in connection with such election.

       7.1.4. Presumptive Form. The selection of a form of distribution shall be subject, however, to the following rules:

       (a) Required Lump Sum. As provided in Section 7.1.1(a), if the value of the Participant's Vested Total Account does not exceed Five Thousand Dollars ($5,000), the distribution shall be made in a single lump sum.

       (b) Married Participant. In the case of any distribution which is to be made:

               (i)    when paragraph (a) above is not applicable, and

               (ii) to a Participant who is married on the date when such distribution is to be made, and

               (iii) to a Participant who has not rejected distribution in the form of a QJ&SA contract,

               distribution shall be effected for such Participant by applying the entire Vested Total Account to purchase and distribute to such Participant a QJ&SA contract. A Participant may reject distribution in the form of a QJ&SA contract by filing with the Committee an affirmative written rejection of distribution in that form and an election of any form of distribution permitted under the Plan not more than ninety (90) days before the date of distribution. Such a rejection may be made or revoked at any time and any number of times until the date of distribution. A rejection shall not be effective unless the Participant's spouse consents. To be valid, the consent of the spouse must be in writing, must acknowledge the effect of the distribution, must be witnessed by a notary public, must be given during the ninety (90) day period before the date of distribution and must relate to that specific distribution. The consent of the spouse must be to any form of distribution permitted under the Plan. The Participant may elect to change the form of distribution to the QJ&SA contract without any requirement of further spousal consent. The consent of the spouse shall be irrevocable and shall be effective only with respect to that spouse. Distribution shall not commence more than ninety (90) days after nor, subject to Section 7.5.1, less than thirty (30) days after the date the Participant is furnished a written explanation of the terms and conditions of the QJ&SA contract, the Participant's right to reject, and the effect of rejecting distribution in the form of the QJ&SA contract, the requirement for the consent of the Participant's spouse, the right to revoke a prior rejection of distribution in the form of a QJ&SA contract, and the right to make any number of further revocations or rejections until the date of distribution.

       (c) Unmarried Participant. In the case of any distribution which is to be made:

               (i)    when paragraph (a) above is not applicable, and

               (ii) to a Participant who is not married on the date when such distribution is to be made, and

               (iii) to a Participant who has not rejected distribution in the form of a Life Annuity contract,

               distribution shall be effected for such Participant by applying the entire Vested Total Account to purchase and distribute to such Participant a Life Annuity contract. A Participant may reject distribution in the form of a Life Annuity contract by filing with the Committee an affirmative written rejection of distribution in that form and an election of any form of distribution permitted not more than ninety (90) days before the date of distribution. Such a rejection may be made or revoked at any time and any number of times until the date of distribution. Distribution shall not commence more than ninety (90) days after nor, subject to Section 7.5.1, less than thirty (30) days after the date the Participant is furnished a written explanation of the terms and conditions of the Life Annuity contract, the Participant's right to reject, and the effect of rejecting distribution in the form of the Life Annuity contract, the right to revoke a prior rejection of distribution in the form of a Life Annuity contract, and the right to make any number of further revocations or rejections until the date of distribution.

       (d) QJ&SA Contract. A QJ&SA contract is an immediate annuity contract issued as an individual policy or under a master or group contract which provides for a monthly annuity payable to and for the lifetime of the Participant beginning as of the date as of which it is purchased with a survivor annuity payable monthly after the death of the Participant to and for the lifetime of the surviving spouse of the Participant (to whom the Participant was married on the date as of which the first payment is due) in an amount equal to fifty percent (50%) of the amount payable during the joint lives of the Participant and the surviving spouse. The contract shall be a QJ&SA contract only if it is issued on a premium basis which does not discriminate on the basis of the sex of the Participant or the surviving spouse.

       (e) Life Annuity Contract. A Life Annuity contract is an immediate annuity contract issued as an individual policy or under a group or master contract which provides for a monthly annuity payable to and for the lifetime of an unmarried Participant beginning as of the date as of which it is purchased. The contract shall be a Life Annuity contract only if it is issued on a premium basis which does not discriminate on the basis of the sex of the Participant.

       7.1.5. Substantially Equal. Distributions shall be considered to be substantially equal if the distributions are determined in whichever of the following manners is applicable:

       (a) Term Certain Installments. If distributions are in the form of installments payable over a term certain period, the amount of the distribution required to be made for each calendar year (the "distribution year") shall be determined by dividing the amount of the Vested Total Account as of the last Valuation Date in the calendar year immediately preceding the distribution year (such preceding calendar year being the "valuation year") by the number of remaining installment payments to be made (including the distribution being determined). The amount of the Vested Total Account as of such Valuation Date shall be increased by the amount of any contributions allocated to the Vested Total Account during the valuation year and after such Valuation Date (including contributions, if any, made after the end of the valuation year which are allocated as of dates in the valuation year). The amount of the Vested Total Account shall be decreased by the amount of any distributions made in the valuation year and after such Valuation Date.

       (b) Lifetime Installments. If distributions are in the form of installments over the life expectancy of the recipient or the joint and last survivor life expectancy of the Participant and such "designated beneficiary," the amount of the distribution required to be made for each calendar year (the "distribution year") shall be determined by dividing the amount of the Vested

               Total Account as of the last Valuation Date in the calendar year immediately preceding the distribution year (such preceding calendar year being the "valuation year") by the remaining life expectancy as of the distribution year. The amount of the Vested Total Account as of the last Valuation Date in the valuation year shall be increased by the amount of any contributions allocated to the Vested Total Account during the valuation year and after such Valuation Date (including contributions, if any, made after the end of the valuation year which are allocated as of dates in the valuation year). The amount of the Vested Total Account shall be decreased by distributions made in the valuation year and after such Valuation Date.

       7.1.6. Life Expectancy. Life expectancy shall be determined from the tables published under section 72 of the Code (except as provided in (b) below). Life expectancy shall be based upon attained age on the individual's birthday in the calendar year for which life expectancy is being determined and, in the absence of an election to recalculate life expectancy as provided in (a) below, shall be reduced by one (1) year in each succeeding calendar year.

       (a) Election to Recalculate Life Expectancy. A Participant may elect to redetermine the Participant's life expectancy for each succeeding calendar year that a distribution is required to be made. In the case of a Participant whose "designated beneficiary" is the Participant's spouse, the Participant may elect to have life expectancy for the Participant and or the Participant's spouse, or both, redetermined for each succeeding calendar year that a distribution is required to be made. The election must be made no later than the time of the first required distribution. The election is irrevocable and must apply to all subsequent years.

       (b) Minimum Distribution Incidental Benefit Requirement. If a Participant's "designated beneficiary" is not the Participant's spouse, the life expectancy factor used to compute the amount of the substantially equal payment during the Participant's lifetime shall not be greater than the factor determined under section 1.401(a)(9)-2 of the proposed income tax regulations (the minimum distribution incidental benefit requirement).

       7.1.7. Time of Distribution. Upon the receipt of a proper application from the Participant requesting distribution after an Event of Maturity, and after the right of the Participant to receive a distribution has been established, the Committee shall cause the Trustee to determine the value of the Participant's Vested Total Account and to make or commence distribution of such Vested Total Account as soon as administratively practicable after the Participant requests a distribution. No distribution, however, shall be made as of a Valuation Date preceding the date the Participant's application is received by the Committee.

       7.1.8. Required Beginning Date for Non-Five Percent (5%) Owners. Notwithstanding the foregoing, distribution to the Participant shall be made not later than the required beginning date, which is the later of (i) the April 1 following the calendar year in which the Participant attains age seventy and one-half (70-1/2) years, or (ii) the April 1 following the calendar year in which the Participant terminates employment.

       7.1.9. Required Beginning Date for Five Percent (5%) Owners. Notwithstanding any other provision of this Plan Statement, if the Participant is a five percent (5%) owner (as defined in Appendix B) at any time during the Plan Year in which such Participant attains age seventy and one-half (70-1/2) years, distribution shall not be made later than the required beginning date. The required beginning date for such Participant shall be the April 1 following the calendar year in which the Participant attains age seventy and one-half (70-1/2) years. If any amounts are thereafter credited to such Participant's Accounts, then for purposes of Section 7.1.1(b) each subsequent December 31 shall be treated as a required beginning date.

       7.1.10. Effect of Reemployment. If a Participant is reemployed by the Employer or an Affiliate before the Participant attains Normal Retirement Age and before distribution is completed, the Participant's Vested Total Account shall continue to be held in the Fund until the Participant incurs another Event of Maturity after the Participant's reemployment. It is the general intent of this Plan that no distributions shall be made before the Normal Retirement Age of a Participant while the Participant is employed by the Employer or an Affiliate.

       7.1.11. Death Prior to Distribution. If a Participant dies after the Participant's Event of Maturity but before distribution of the Participant's Vested Total Account has been completed, the remainder of the undistributed Vested Total Account shall be distributed to the Participant's Beneficiary as provided in Section 7.3. If, at the death of the Participant, any payment to the Participant was due or otherwise pending but not actually paid, the amount of such payment shall be included in the Vested Total Account which is payable to the Beneficiary (and shall not be paid to the Participant's estate).

7.2.   In-Service Distributions and Hardship Distributions.

       7.2.1. Age 59-1/2 Distributions. A Participant may receive a distribution while employed by the Employer from the vested portion of the Accounts listed in (b) below if the Participant has attained age fifty-nine and one-half (59-1/2) years. To receive such a distribution, the Participant must apply to the Committee. In the application, the Participant shall specify the dollar amount to be distributed. Such distribution shall be approved by the Committee and such distribution shall be made in a lump sum cash payment as soon as administratively practicable following the approval of the application by the Committee.

       (a) Spousal Consent Required. Notwithstanding the foregoing, no distribution shall be made pursuant to this Section 7.2.1 unless the spouse of the Participant, if any, consents in writing to the distribution. To be valid, the consent of such spouse must be in writing, must acknowledge the effect of the distribution and must be witnessed by a notary public. The consent of the spouse must be given within ninety
               (90) days prior to the date of distribution Valuation Date as of which the distribution is made and must relate to that specific distribution. The consent of the spouse shall be irrevocable and shall be effective only with respect to that spouse.

       (b)     Sequence of Accounts. Each distribution made pursuant to this
               Section 7.2.1 shall first be taken from and charged to the Participant's Accounts in the following sequence:

                               Transfer Account
                               Rollover Account
                           Employer Matching Account
                        Employer Profit Sharing Account
                          Retirement Savings Account.

       (c) Coordination with Section 4.1. If a distribution is made from an Account which is invested in more than one (1) Subfund authorized and established under Section 4.1, the amount distributed shall be charged to each Subfund in the same proportions as the Account is invested in each Subfund.

       7.2.2. Hardship Distributions. A Participant may receive a hardship distribution (while employed by the Employer) from the Vested portion of the Accounts listed in (e) below if the Committee determines that such hardship distribution is for one of the purposes described in (a) below and the conditions in (b), (c) and (d) below have been fulfilled. To receive such a distribution, the Participant must apply to the Committee. In the application, the Participant shall specify the dollar amount to be distributed. Such hardship distribution shall be approved by the Committee and such hardship distribution shall be made in a lump sum cash payment as soon as administratively practicable following the approval of the application by the Committee.

       (a)     Purposes. Hardship distributions shall be allowed under this
               Section 7.2.2 only if the Participant establishes that the hardship distribution is to be made for one of the following purposes:

               (i) expenses for medical care described in section 213(d) of the Code previously incurred by the Participant, the Participant's spouse or any dependents of the Participant (as defined in section 152 of the Code) or necessary for these persons to obtain medical care described in section 213(d) of the Code,

               (ii) costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments),

               (iii) payment of tuition, related educational fees and room and board expenses for the next twelve (12) months of post-secondary education for the Participant, or the Participant's spouse, children or dependents (as defined in section 152 of the Code), or

               (iv) payments necessary to prevent the eviction of the Participant from the Participant's principal residence or foreclosure on the mortgage of that principal residence.

               Such purposes shall be considered to be an immediate and heavy financial need of the Participant.

       (b) Limitations. In no event shall the cumulative amount of hardship distributions withdrawn from a Participant's Retirement Savings Account exceed the amount of contributions to that Account made pursuant to Section 3.2 (i.e., hardship distributions from that Account shall not include any earnings on such contributions or any curative allocations or earnings on curative allocations made pursuant to Section 2.1.3 of Appendix D). The amount of the hardship distribution shall not exceed the amount of the Participant's immediate and heavy financial need; provided, however, that the amount of the immediate and heavy financial need may include amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution. In addition, a hardship distribution which includes a portion of the Participant's Retirement Savings Account shall not be allowed unless the Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans (at the time of the loan) currently available under all plans maintained by the Employer and Affiliates. Other funds are not currently available unless the funds are available prior to or coincidently with the date the hardship distribution is available.

       (c) Spousal Consent Required. Notwithstanding the foregoing, no distribution shall be made pursuant to this Section 7.2.2 unless the spouse of the Participant, if any, consents in writing to the distribution. To be valid, the consent of the spouse must be in writing, must acknowledge the effect of the distribution and must be witnessed by a notary public. The consent of the spouse must be given within ninety (90) days prior to the date of distribution and must relate to the specific distribution. The consent of the spouse shall be irrevocable and shall be effective only with respect to that spouse.

       (d)     Coordination with Other Plans. The rules described in this
               Section 7.2.2(d) apply only if the hardship distribution includes a portion of the Participant's Retirement Savings Account. The Participant's Retirement Savings Election and elective contributions and employee contributions under all other plans maintained by the Employer and Affiliates shall be canceled for twelve (12) months after receipt of a hardship distribution and shall not be automatically reinstated. Thereafter, the Participant may, upon giving prior notice to the Committee, enter into a new Retirement Savings Election effective as of any subsequent Enrollment Date following such twelve (12) month period, provided the Participant is in Recognized Employment on that date. In addition, the Participant shall not be allowed to make elective contributions under the Plan and all other plans maintained by the Employer and Affiliates for the Participant's taxable year immediately following the taxable year of the hardship distribution which exceed the dollar limit in effect for that taxable year under section 402(g) of the Code (which is $10,500 for 2000 and which is adjusted under the Code for cost-of-living increases) less the amount of such Participant's elective contributions for the taxable year of the hardship distribution. For the purposes of this Section 7.2.2(d), all other plans maintained by the Employer and Affiliates shall mean all qualified and nonqualified plans of deferred compensation maintained by the Employer and Affiliates (including stock option, stock purchase or similar plans).

       (e) Sequence of Accounts. Each hardship distribution made pursuant to this Section 7.2.2 shall first be taken from and charged to the Participant's Accounts in the following sequence:

                               Transfer Account
                               Rollover Account
                          Retirement Savings Account.

       (f) Coordination with Section 4.1. If the hardship distribution is made from an Account which is invested in more than one (1) Subfund authorized and established under Section 4.1, the amount withdrawn shall be charged to each Subfund in the same proportions as the Account is invested in each Subfund.

7.3.   Distributions to Beneficiary.

       7.3.1. Application For Distribution Required. No distribution shall be made from the Plan until the Committee has received an application for distribution from the Beneficiary of a Participant entitled to receive distribution. The Committee may prescribe rules regarding the form of such application, the method of filing such application (including telephonic, electronic or similar methods) and the information required to be furnished in connection with such application.

       (a) Exception for Small Amounts. Upon the death of a Participant whose Vested Total Account does not exceed Five Thousand Dollars ($5,000), such Participant's Vested Total Account shall be distributed to the Beneficiary in a single lump sum as soon as administratively practicable following such Participant's death without an application for distribution.

       (b) Exception for Required Distributions. Any Vested Total Account for which no application has been timely received on or before the required beginning date effective as to a Beneficiary under
               Section 7.3.5, shall be distributed automatically without an application for distribution.

       7.3.2. Form of Distribution. At the direction of the Committee, the Trustee shall make or commence distribution of the Participant's Vested Total Account to the Beneficiary in one the following ways as the Beneficiary shall designate:

       (a) Lump Sum. Distribution shall be made in a single lump sum payment.

       (b) Life Annuities for Surviving Spouse. If the Beneficiary is the surviving spouse of a Participant, distribution shall be made by purchasing and distributing a single premium, immediate (not deferred), fixed (not variable) annuity contract which shall be nontransferable to anyone but the issuer, and which shall provide for benefits which are hereinafter defined as a Life Annuity contract.

       (c) Continued Installments to Beneficiary. If the Participant died on or after the Participant's required beginning date, then distribution shall be made in a series of substantially equal installments payable monthly, quarterly or annually which provides distribution to such Beneficiary at a rate (considering both time and amount) which is cumulatively at least as rapid as the rate of distribution commenced prior to the death of the Participant.

       (d) Installments to Beneficiaries. If the Participant died before the Participant's required beginning date, then distribution shall be made in a series of equal or unequal installments, the last payment of which shall be made not later than December 31 of the calendar year in which occurs the fifth (5th) anniversary of the death of the Participant; provided, however, that:

               (i) if the Beneficiary is an individual who is not the surviving spouse of the Participant and if distributions will commence not later than December 31 of the calendar year following the calendar year of the Participant's death and will be made to such individual Beneficiary over a period of time not extending beyond the life expectancy of such Beneficiary, then distribution may be made in a series of substantially equal monthly, quarterly or annual installments, or

               (ii) if the Beneficiary is the surviving spouse of the Participant and if distributions will be made to such surviving spouse over a period of time not extending beyond the life expectancy of the surviving spouse, and will commence not later than the date specified in paragraph (i) above or, if later, the December 31 of the calendar year in which the Participant would have attained age seventy and one-half (70-1/2) years, then distribution may be made in a series of substantially equal monthly, quarterly or annual installments.

For purposes of this Section 7.3.2, the terms "substantially equal" and "life expectancy" shall have the meaning given to those terms in Section 7.1.5 and
Section 7.1.6, respectively.

       7.3.3. Presumptive Form. The selection of a form of distribution shall be subject, however, to the following rules:

       (a) Required Lump Sum. As provided in Section 7.3.1(a), if the value of the Participant's Vested Total Account does not exceed Five Thousand Dollars ($5,000), the distribution shall be made in a single lump sum.

       (b)     Surviving Spouse. In the case of a distribution which is made:

               (i)    when paragraph (a) above is not applicable, and

               (ii)   to the surviving spouse of a Participant, and

               (iii) when such surviving spouse has not rejected distribution in the form of a Life Annuity contract,

               distribution shall be effected for such surviving spouse by applying the entire Vested Total Account to purchase and distribute to such surviving spouse a Life Annuity contract. A surviving spouse may reject distribution in the form of a Life Annuity contract by filing with the Committee an affirmative written rejection of distribution in that form and an election of a lump sum form of distribution not more than ninety (90) days before the date of distribution. Such a rejection may be made or revoked at any time and any number of times until the date of distribution. Distribution shall not commence more than ninety
               (90) days after nor, subject to Section 7.5.1, less than thirty
               (30) days after the date the surviving spouse is furnished a written explanation of the terms and conditions of the Life Annuity contract, the surviving spouse's right to reject, and the effect of a rejection of distribution in the form of the

               Life Annual contract, the right to revoke a prior rejection of distribution in the form of a Life Annuity contract, and the right to make any number of further revocations or rejections until the date of distribution.

       (c) Life Annuity Contract. A Life Annuity contract is an immediate annuity contract issued as an individual policy or under a group or master contract which provides for a monthly annuity payable to and for the lifetime of the surviving spouse of a Participant beginning as of the date as of which it is purchased. The contract shall be a Life Annuity contract only if it is issued on a premium basis which does not discriminate on the basis of the sex of the surviving spouse.

       7.3.4. Time of Distribution. Upon the receipt of a proper application for distribution from the Beneficiary after the Participant's death, and after the right of the Beneficiary to receive a distribution has been established, the Committee shall cause the Trustee to determine the value of the Participant's Vested Total Account and to make or commence distribution of such Vested Total Account as soon as administratively practicable after the Beneficiary requests a distribution. No distribution, however, shall be made as of a Valuation Date preceding the date the Beneficiary's application is received by the Committee.

       7.3.5. Required Beginning Date. Distribution to the Beneficiary shall be made or commence not later than the required beginning date.

       (a) Beneficiary -- Participant Dies on or After Required Beginning Date. If the Participant died on or after the Participant's required beginning date, then the Beneficiary's required beginning date is the date which provides for distribution to such Beneficiary at a rate (considering both time and amount) that is cumulatively at least as rapid as the rate of distribution scheduled and commenced prior to the death of the Participant.

       (b) Beneficiary -- Participant Dies Before Required Beginning Date. If the Participant died before the Participant's required beginning date, then the Beneficiary's required beginning date is the December 31 of the calendar year in which occurs the fifth
               (5th) anniversary of the Participant's death (and in this instance distribution must be completed by such December 31); provided, however, that:

               (i) if the Beneficiary is an individual who is not the surviving spouse of the Participant and if distributions will be made to such individual Beneficiary in substantially equal amounts payable monthly, quarterly or annually over a period of time not extending beyond the life expectancy of such Beneficiary, the required beginning date is December 31 of the calendar year following the calendar year of the Participant's death, or

               (ii) if the Beneficiary is the surviving spouse of the Participant and if distributions will be made to such surviving spouse (A) in substantially equal amounts payable monthly, quarterly, or annually over a period of time not extending beyond the life expectancy of the surviving spouse, or (B) by purchasing and distributing a Life Annuity contract, the required beginning date is the date specified in paragraph (i) above or, if later, the December 31 of the calendar year in which the Participant would have attained age seventy and one-half (70-1/2) years.

7.4.   Designation of Beneficiaries.

       7.4.1. Right To Designate. Each Participant may designate, upon forms to be furnished by and filed with the Committee, one or more primary Beneficiaries or alternative Beneficiaries to receive all or a specified part of the Participant's Vested Total Account in the event of the Participant's death. The Participant may change or revoke any such designation from time to time without notice to or consent from any Beneficiary or spouse. No such designation, change or revocation shall be effective unless executed by the Participant and received by the Committee during the Participant's lifetime. If, however, such designation of a Beneficiary is made before the first day of the Plan Year in which the Participant attains age thirty-five (35) years and the Participant dies on or after that date while married, the Beneficiary designation is void.

       7.4.2. Spousal Consent. Notwithstanding the foregoing, a designation will not be valid for the purpose of paying benefits from the Plan to anyone other than a surviving spouse of the Participant (if there is a surviving spouse) unless that surviving spouse consents in writing to the designation of another person as Beneficiary. To be valid, the consent of such spouse must be in writing, must acknowledge the effect of the designation of the Beneficiary and must be witnessed by a notary public. The consent of the spouse must be to the designation of a specific named Beneficiary which may not be changed without further spousal consent, or alternatively, the consent of the spouse must expressly permit the Participant to make and to change the designation of Beneficiaries without any requirement of further spousal consent. The consent of the spouse to a Beneficiary is a waiver of the spouse's rights to death benefits under the Plan (otherwise sometimes known as the qualified preretirement survivor annuity). The consent of the surviving spouse need not be given at the time the designation is made. The consent of the surviving spouse need not be given before the death of the Participant. The consent of the surviving spouse will be required, however, before benefits can be paid to any person other than the surviving spouse. The consent of a spouse shall be irrevocable and shall be effective only with respect to that spouse.

       7.4.3.  Failure of Designation.  If a Participant:

       (a)     fails to designate a Beneficiary,

       (b) designates a Beneficiary and thereafter such designation is revoked without another Beneficiary being named, or

       (c) designates one or more Beneficiaries and all such Beneficiaries so designated fail to survive the Participant,

such Participant's Vested Total Account, or the part thereof as to which such Participant's designation fails, as the case may be, shall be payable to the first class of the following classes of automatic Beneficiaries with a member surviving the Participant and (except in the case of the Participant's surviving issue) in equal shares if there is more than one member in such class surviving the Participant:

       Participant's surviving spouse
       Participant's surviving issue per stirpes and not per capita Participant's surviving parents
       Participant's surviving brothers and sisters
       Representative of Participant's estate.

       7.4.4. Disclaimers by Beneficiaries. A Beneficiary entitled to a distribution of all or a portion of a deceased Participant's Vested Total Account may disclaim his or her interest therein subject to the following requirements. To be eligible to disclaim, a Beneficiary must be a natural person, must not have received a distribution of all or any portion of a Vested Total Account at the time such disclaimer is executed and delivered, and must have attained at least age twenty-one (21) years as of the date of the Participant's death. Any disclaimer must be in writing and must be executed personally by the Beneficiary before a notary public. A disclaimer shall state that the Beneficiary's entire interest in the undistributed Vested Total Account is disclaimed or shall specify what portion thereof is disclaimed. To be effective, duplicate original executed copies of the disclaimer must be both executed and actually delivered to both the Committee and to the Trustee after the date of the Participant's death but not later than nine (9) months after the date of the Participant's death. A disclaimer shall be irrevocable when delivered to both the Committee and the Trustee. A disclaimer shall be considered to be delivered to the Committee or the Trustee only when actually received by the Committee or the Trustee (and in the case of a corporate Trustee, shall be considered to be delivered only when actually received by a trust officer familiar with the affairs of the Plan). The Committee (and not the Trustee) shall be the sole judge of the content, interpretation and validity of a purported disclaimer. Upon the filing of a valid disclaimer, the Beneficiary shall be considered not to have survived the Participant as to the interest disclaimed. A disclaimer by a Beneficiary shall not be considered to be a transfer of an interest in violation of the provisions of Section 8 and shall not be considered to be an assignment or alienation of benefits in violation of federal law prohibiting the assignment or alienation of benefits under this Plan. No other form of attempted disclaimer shall be recognized by either the Committee or the Trustee.

       7.4.5. Definitions. When used herein and, unless the Participant has otherwise specified in the Participant's Beneficiary designation, when used in a Beneficiary designation, "issue" means all persons who are lineal descendants of the person whose issue are referred to, subject to the following:

       (a) a legally adopted child and the adopted child's lineal descendants always shall be lineal descendants of each adoptive parent (and of each adoptive parent's lineal ancestors);

       (b) a legally adopted child and the adopted child's lineal descendants never shall be lineal descendants of any former parent whose parental rights were terminated by the adoption (or of that former parent's lineal ancestors); except that if, after a child's parent has died, the child is legally adopted by a stepparent who is the spouse of the child's surviving parent, the child and the child's lineal descendants shall remain lineal descendants of the deceased parent (and the deceased parent's lineal ancestors);

       (c) if the person (or a lineal descendant of the person) whose issue are referred to is the parent of a child (or is treated as such under applicable law) but never received the child into that parent's home and never openly held out the child as that parent's child (unless doing so was precluded solely by death), then neither the child nor the child's lineal descendants shall be issue of the person.

"Child" means an issue of the first generation; "per stirpes" means in equal shares among living children of the person whose issue are referred to and the issue (taken collectively) of each deceased child of such person, with such issue taking by right of representation of such deceased child; and "survive" and "surviving" mean living after the death of the Participant.

       7.4.6. Special Rules. Unless the Participant has otherwise specified in the Participant's Beneficiary designation, the following rules shall apply:

       (a) If there is not sufficient evidence that a Beneficiary was living at the time of the death of the Participant, it shall be deemed that the Beneficiary was not living at the time of the death of the Participant.

       (b) The automatic Beneficiaries specified in Section 7.4.3 and the Beneficiaries designated by the Participant shall become fixed at the time of the Participant's death so that, if a Beneficiary survives the Participant but dies before the receipt of all payments due such Beneficiary hereunder, such remaining payments shall be payable to the representative of such Beneficiary's estate.

       (c) If the Participant designates as a Beneficiary the person who is the Participant's spouse on the date of the designation, either by name or by relationship, or both, the dissolution, annulment or other legal termination of the marriage between the Participant and such person shall automatically revoke such designation. (The foregoing shall not prevent the Participant from designating a former spouse as a Beneficiary on a form executed by the Participant and received by the Committee after the date of the legal termination of the marriage between the Participant and such former spouse, and during the Participant's lifetime.)

       (d) Any designation of a nonspouse Beneficiary by name that is accompanied by a description of relationship to the Participant shall be given effect without regard to whether the relationship to the Participant exists either then or at the Participant's death.

       (e) Any designation of a Beneficiary only by statement of relationship to the Participant shall be effective only to designate the person or persons standing in such relationship to the Participant at the Participant's death.

A Beneficiary designation is permanently void if it either is executed or is filed by a Participant who, at the time of such execution or filing, is then a minor under the law of the state of the Participant's legal residence. The Committee (and not the Trustee) shall be the sole judge of the content, interpretation and validity of a purported Beneficiary designation.

7.5.   General Distribution Rules.

       7.5.1. Notices. The Committee will issue such notices as may be required under sections 402(f), 411(a)(11), 417(a)(3) and other sections of the Code in connection with distributions from the Plan, and no distribution will be made unless it is consistent with such notice requirements. Generally, distributions may not commence as of a date that is more than ninety (90) days or less than thirty (30) days after such notices are given to the Participant. Distribution may commence less than thirty (30) days after the notice required under section 1.411(a)-11(c) of the income tax regulations or the notice required under section 1.402(f)-1 of the income tax regulations is given, provided however, that:

       (a) the Committee clearly informs the distributee that the distributee has a right to a period of at least thirty (30) days after receiving such notices to consider whether or not to elect distribution and, if applicable, to elect a particular distribution option;

       (b) the distributee, after receiving the notice, affirmatively elects a distribution;

       (c) the distributee may revoke an affirmative distribution election by notifying the Committee of such revocation prior to the date as of which such distribution is to be made; and

       (d) the date of distribution is at least seven (7) days after the date the distributee received the notice required under section 417(a)(3) of the Code.

       7.5.2. Direct Rollover. A distributee who is eligible to elect a direct rollover may elect, at the time and in the manner prescribed by the Committee, to have all or any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. A distributee who is eligible to elect a direct rollover includes only a Participant, a Beneficiary who is the surviving spouse of a Participant and a Participant's spouse or former spouse who is the Alternate Payee under a qualified domestic relations order, as defined in Appendix C.

       (a) Eligible rollover distribution means any distribution of all or any portion of a Total Account to a distributee who is eligible to elect a direct rollover except (i) any distribution that is one of a series of substantially equal installments payable not less frequently than annually over the life expectancy of such distributee or the joint and last survivor life expectancy of such distributee and such distributee's "designated beneficiary" as determined under section 401(a)(9) of the Code, and (ii) any distribution that is one of a series of substantially equal installments payable not less frequently than annually over a specified period of ten (10) years or more, and (iii) any distribution to the extent such distribution is required under section 401(a)(9) of the Code, and (iv) any hardship distribution described under section 401(k)(2)(B)(i)(IV) of the Code that is made after December 31, 1999, and (v) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

       (b) Eligible retirement plan means (i) an individual retirement account described in section 408(a) of the Code, or (ii) an individual retirement annuity described in section 408(b) of the Code, or (iii) an annuity plan described in section 403(a) of the Code, or (iv) a qualified trust described in section 401(a) of the Code that accepts the eligible rollover distribution. However, in the case of an eligible rollover distribution to a Beneficiary who is the surviving spouse of a Participant, an eligible retirement plan is only an individual retirement account or individual retirement annuity as described in section 408 of the Code.

       (c) Direct rollover means the payment of an eligible rollover distribution by the Plan to the eligible retirement plan specified by the distributee who is eligible to elect a direct rollover.

       7.5.3. Compliance with Section 401(a)(9) of the Code. Notwithstanding the foregoing provisions of this Section 7, all distributions under this Plan shall comply with the minimum distribution requirements of section 401(a)(9) of the Code.

       7.5.4. Distribution in Cash. Distribution of a Participant's Vested Total Account shall be made in cash. If however, the Vested Total Account to be distributed is in whole or in part invested in Employer stock acquired as part of a transfer from another plan in accordance with Sections 9.3 and 10.2, the Trustee shall cause that portion of the Vested Total Account to be distributed in kind. At the election of the distributee, the Participant's Vested Total Account invested in Employer stock shall be distributed in cash, with the amount of such cash being equal to the sales proceeds of such stock. Any distribution of Employer stock (or the cash proceeds from the sale of Employer stock shall be based upon the number of shares (as opposed to value) of Employer stock in a Participant's Account as of the date of distribution.

       7.5.5. Facility of Payment. In case of the legal disability, including minority, of a Participant, Beneficiary or Alternate Payee entitled to receive any distribution under the Plan, payment shall be made, if the Committee shall be advised of the existence of such condition:

       (a) to the duly appointed guardian, conservator or other legal representative of such Participant, Beneficiary or Alternate Payee, or

       (b) to a person or institution entrusted with the care or maintenance of the incompetent or disabled Participant, Beneficiary or Alternate Payee, provided, however, such person or institution has satisfied the Committee that the payment will be used for the best interest and assist in the care of such Participant, Beneficiary or Alternate Payee, and provided further, that no prior claim for said payment has been made by a duly appointed guardian, conservator or other legal representative of such Participant, Beneficiary or Alternate Payee.

Any payment made in accordance with the foregoing provisions of this Section shall constitute a complete discharge of any liability or obligation of the Employer, the Committee, the Trustee and the Fund therefor.

7.6. Loans. The provisions of this Section shall be subject to the following rules, conditions and limitations:

       7.6.1. Availability. Loans shall be made available to all Participants who are actively employed by the Employer or an Affiliate subject to limitations and conditions established under this Section on a reasonably equivalent basis and shall not be made available to Highly Compensated Employees in an amount (expressed as a percentage of the Vested Total Account) greater than is made available to other employees.

       7.6.2. Spousal Consent Required. Notwithstanding the foregoing, no loan shall be made pursuant to this Section 7.6 unless the spouse of the Participant, if any, consents in writing to the loan. To be valid, the consent of such spouse must be in writing, must acknowledge the effect of the loan and the use of the Account as security for the loan and must be witnessed by a notary public. The consent of the spouse must be given within ninety (90) days prior to the date the loan is made and must relate to that specific loan. The consent given by the spouse to whom the Participant was married at the time the loan was made shall be effective with respect to that spouse and each subsequent spouse of the Participant. A new consent shall be required if the Account is used for renegotiation, extension, renewal or other revision of the loan.

       7.6.3. Administration. Loan requests shall be granted or denied solely on the basis of this Section. There shall be no discretion to grant or deny a loan request. Denials shall be processed under the claims procedure rules of the Plan. Loans shall be approved (or denied) by the Committee. The Committee shall be contacted for this purpose at the address shown in the summary plan description. A copy of these rules, loan application forms, specimen promissory notes and any other information that is available concerning loans shall be made available at that address upon request. Loans under this Plan and any other plan maintained by the Employer and all Affiliates will be considered separate loans. Therefore, separate loan applications and promissory notes will need to be completed for loans from this Plan or any other plan. A loan will be made upon completion of a loan application, the execution of a promissory note and the completing of such other forms and the furnishing of such other information as may be required to comply with this Section. The promissory note will be a negotiable instrument. The Trustee will not, however, sell any note except as needed to raise cash to distribute a required annuity. The Committee may prescribe rules regarding the form of such application, the method of filing such application (including telephonic, electronic or similar methods) and the information required to be furnished in connection with such application.

       7.6.4. Loan Terms. The total amount of such loans to any Participant shall not exceed the lesser of:

       (a) Fifty percent (50%) of the Vested amount of that Participant's Total Account, or

       (b)     Fifty Thousand Dollars ($50,000);

provided, however, that the Fifty Thousand Dollar ($50,000) limitation shall be reduced by the excess (if any) of: (i) the highest outstanding balance of loans from the Plan (and all other plans of the Employer and all Affiliates) to such Participant during the one-year period ending on the day before the new loan is made, over (ii) the outstanding balance of all loans from the Plan (and all other plans of the Employer and all Affiliates) to such Participant on the day the new loan is made.

       Any such loan must be repaid at least monthly in substantially level amounts, including principal and interest, over the term of the loan. Any such loan shall provide that it shall be repaid within a definite period of time to be specified by the Participant in the loan application and the promissory note. That period shall not exceed five (5) years unless such loan is to a Participant and is used to acquire a principal residence for the Participant and then it shall not exceed ten (10) years.

       7.6.5. Collateral. Every loan made under these rules shall be secured by that portion of the Participant's Total Account which does not exceed fifty percent (50%) of the sum total of the Participant's Vested Total Account. This dollar amount shall be determined immediately after the origination of the loan (and shall be reduced by the amount of any unpaid principal and interest on any earlier loan which is similarly secured). This security interest shall exist without regard to whether it is or is not referenced in the loan documents. The Plan shall be permitted to realize on this collateral (as hereinafter provided) by any means including (but not limited to) offset. No other collateral shall be permitted or required.

       7.6.6. Loan Rules. The Committee may adopt rules for the administration of loans that are not inconsistent with the Plan Statement, including the following rules:

       (a) Loan Amount. Loans will not be made in a principal amount less than One Thousand Dollars ($1,000) nor in increments of less than One Hundred Dollars ($100).

       (b) Interest Rate. The interest rate on any loan shall be equal to the prime rate (the base rate on corporate loans at large United States money center commercial banks) as published for the last business day of the calendar month preceding the calendar month in which the loan is granted by The Wall Street Journal in its Money Rates column or any comparable successor rate so published plus one percent (1%). If the prime rate is published as a range of rates, the highest prime rate in the range shall be used.

       (c) Accounting for Loan. For the purpose of determining the extent to which a Total Account is entitled to share in income, gains or losses of the Fund under Section 4, the same shall be deemed to be reduced by the unpaid balance of any outstanding loans to the Participant, and the interest payments on such loans shall be credited to the Participant's Total Account. If a loan is made to a person who has assets in more than one Account, such loan shall be deemed to have been made from the Accounts in the following sequence:

                               Transfer Account
                               Rollover Account
                           Employer Matching Account
                        Employer Profit Sharing Account
                          Retirement Savings Account.

               Repayments of principal on loans and payments of interest shall be apportioned among the Accounts from which the loan was made in proportion to the amounts by which the Accounts were initially reduced in order to make the loan. If a loan is made from an Account which is invested in more than one Subfund authorized and established under Section 4.1, the amount withdrawn in order to make the loan shall be charged to each Subfund in the same proportions as the Account is invested in each Subfund. All repayments of principal and interest shall be reinvested in the same manner as contributions under the Participant's investment elections in effect at the time the repayment is received.

       (d) Payments. All Participants who are actively employed by the Employer shall make payment of loans by monthly or more frequent payroll deduction. The making of the loan shall be considered an irrevocable authorization for payroll deduction. To the extent that the available payroll amount is not sufficient to satisfy the payment obligation, the Participant shall make monthly payment by personal check, cashier's check, certified check or money order delivered to the Trustee or to the Committee as agent for the Trustee (at the address shown in the Plan's summary plan description) by the due date for the payment. All payments by Participants who are not actively employed shall be made monthly by personal check, cashier's check, certified check or money order delivered to the Trustee or to the Committee as agent for the Trustee at the address shown in the Plan's summary plan description by the due date for the payment.

       (e) Prepayments. The loan may be prepaid in whole or in part at any time.

       (f) Termination of Employment. The entire outstanding principal and unpaid interest shall be due and payable on the date thirty (30) days after the Participant's termination of employment with the Employer and all Affiliates.

       (g) Death of the Participant. The death of the Participant shall terminate the loan. The unpaid principal and interest due and owing on the date of the Participant's death shall be offset against the Participant's Total Account. No payments shall be permitted after the Participant's death. The tax consequences of the offset shall be reported to the Participant's estate and not to the Beneficiary.

       (h) Event of Default. Subject to subsection (i) below, nonpayment within ten (10) days after the due date shall be an event of default. If a payment is not made by payroll deduction, then payment shall be considered made for this purpose only when the personal check, cashier's check, certified check or money order is received in fact by the Trustee or the Committee as agent for the Trustee. Upon the occurrence of an event of default, the Participant's Vested Accounts in the Plan given as security shall be offset by the amount of the then outstanding balance of the loan in default (including, to the extent required under the Code, interest on the amount in default from the time of the default until the time of the offset). In the case of a Participant who has not had an Event of Maturity, however, this offset shall be deferred until an Event of Maturity as to such Participant, but, in the interim, it shall not be possible to cure the default. Such offset shall be automatic. No notice shall be required prior to offset.

       (i) Miscellaneous. Loans may be made as of each business day; provided, however, that no loan shall be made until a Participant's application for loan is received and approved. No loan shall be made to any Participant who has any loan which is currently in default or any loan which was in default at any time during the preceding twelve (12) months. No Participant shall be permitted to borrow if such Participant has one (1) or more loans then outstanding.

       (j) Fees. The loan shall be subject to any origination and periodic maintenance fees charged by the Trustee and approved by the Committee. No loan application shall be approved unless it is accompanied by any required origination fee. If any loan maintenance fee is not paid within ten (10) days of the due date, the Trustee shall assess the Account of the Participant an amount equal to twice that maintenance fee.

       7.6.7. Effect on Distributions. If any distribution is to be made after an Event of Maturity when a loan is outstanding, the first asset distributed (after offset to satisfy any default) shall be the unpaid promissory note.

       7.6.8. Tax Reporting. To the extent required by section 72(p) of the Code, the Trustee shall report, from time to time, distributions of income in connection with loans made under this Plan. The operation of those tax rules is entirely independent of the rules of the Plan.

       7.6.9. Truth in Lending. This Plan shall make all disclosures required under federal truth-in-lending regulations (Regulation Z issued by the Board of Governors of the Federal Reserve System).

       7.6.10. Effect of Participant Bankruptcy. To the extent required by bankruptcy laws, loans shall be subject to stay, discharge, reinstatement and other matters.

       7.6.11. ERISA Compliance -- Loans Available to Parties in Interest. Notwithstanding Section 7.6.1, loans shall be available to Participants and Beneficiaries who are parties in interest as defined in section 3(14) of ERISA. An Alternate Payee shall be considered a Beneficiary for this purpose only after the domestic relations order has been finally determined to be a qualified domestic relations order as defined in Appendix C to the Plan Statement.

                                   SECTION 8

                            SPENDTHRIFT PROVISIONS

No Participant or Beneficiary shall have any transmissible interest in any Account nor shall any Participant or Beneficiary have any power to anticipate, alienate, dispose of, pledge or encumber the same while in the possession or control of the Trustee, nor shall any Account be subject to attachment, garnishment, execution following judgment or other legal process while in the possession or control of the Trustee, nor shall the Trustee, the Employer or the Committee recognize any assignment thereof, either in whole or in part, except as is specifically permitted under section 401(a)(13) of the Code or the regulations thereunder.

The power to designate Beneficiaries to receive the Vested Total Account of a Participant in the event of death shall not permit or be construed to permit such power or right to be exercised by the Participant so as thereby to anticipate, pledge, mortgage or encumber the Participant's Account or any part thereof, and any attempt of a Participant so to exercise said power in violation of this provision shall be of no force and effect and shall be disregarded by the Employer, the Committee and the Trustee.

This Section shall not prevent the Employer, the Committee or the Trustee from exercising, in their discretion, any of the applicable powers and options granted to them upon the occurrence of an Event of Maturity, as such powers may be conferred upon them by any applicable provision hereof, nor prevent the Plan from offsetting a Participant's Vested Total Account by the amount of the then outstanding balance of the loan in default. This Section shall not prevent the Employer, the Committee or the Trustee from observing the terms of a qualified domestic relations order as provided in Appendix C to this Plan Statement.

                                   SECTION 9

                           AMENDMENT AND TERMINATION

9.1. Amendment. The Principal Sponsor reserves the power to amend this Plan Statement in any respect and either prospectively or retroactively or both:

          (a)  in any respect by resolution of its Board of Directors; and

          (b) in any respect that does not materially increase the cost of the Plan by action of the Committee;

provided that no amendment shall be effective to reduce or divest the Total Account of any Participant unless the same shall have been adopted with the consent of the Secretary of Labor pursuant to the provisions of ERISA, or in order to comply with the provisions of the Code and the regulations and rulings thereunder affecting the tax-qualified status of the Plan and the deductibility of Employer contributions thereto. Notwithstanding the foregoing, no amendment shall be effective to increase the duties of the Trustee without its consent. No oral or written statement shall be effective to amend the Plan Statement unless it is duly authorized by the Board of Directors or the Committee. The power to amend the Plan Statement may not be delegated. Notwithstanding anything in this Plan Statement to the contrary, the Committee may adopt rules to facilitate compliance with the rules and requirements of the Securities Exchange Commission, including Section 16 of the Securities Exchange Act of 1934, which rules may limit rights under the Plan for certain Participants.

9.2. Discontinuance of Contributions and Termination of Plan. The Principal Sponsor reserves the right to reduce, suspend or discontinue its contributions to the Plan and to terminate the Plan herein embodied in its entirety. Notwithstanding anything in this Plan Statement to the contrary, if the Principal Sponsor applies to the Internal Revenue Service for a ruling that the termination of the Plan does not adversely affect its qualified status, then all distributions (other than installment payments which commenced prior to the date the Plan was terminated and required distributions under Sections 7.1.1(b) and 7.3.1(b)) and the making of new loans shall be suspended upon termination of the Plan pending the receipt of a favorable determination.

9.3.      Merger or Spinoff of Plans.

          9.3.1. In General. The Principal Sponsor may cause all or a part of this Plan to be merged with all or a part of any other plan and may cause all or a part of the assets and liabilities to be transferred from this Plan to another plan. In the case of merger or consolidation of this Plan with, or transfer of assets and liabilities of this Plan to, any other plan, each Participant shall (if such other plan were then terminated) receive a benefit immediately after the merger, consolidation or transfer which is not less than the benefit the Participant would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated). If the

Principal Sponsor agrees to a transfer of assets and liabilities to or from another plan, the agreement under which such transfer is concluded (or an amendment of or appendix to this Plan Statement) shall specify the Accounts to which the transferred amounts are to be credited.

          9.3.2. Limitations. In no event shall assets be transferred from any other plan to this Plan unless this Plan complies (or has been amended to comply) with the optional form of benefit requirements of section 411(d)(6)(B)(ii) of the Code (or, where applicable, the distribution rules of section 401(k) of the Code) with respect to such transferred assets. In no event shall assets be transferred from this Plan to any other plan unless such other plan complies (or has been amended to comply) with the optional form of benefit requirements of section 411(d)(6)(B)(ii) of the Internal Revenue Code and the distribution rules of section 401(k) of the Internal Revenue Code with respect to such transferred assets.

          9.3.3. Beneficiary Designations. If assets and liabilities are transferred from another plan to this Plan, Beneficiary designations made under that plan shall become void with respect to deaths occurring on or after the date as of which such transfer is made and the Beneficiary designation rules of this Plan Statement shall apply beginning on such date.

9.4.      Adoption by Other Employers.

          9.4.1. Adoption by Consent. The Principal Sponsor may consent to the adoption of the Plan by any business entity subject to such conditions as the Principal Sponsor may impose.

          9.4.2. Procedure for Adoption. Any such adopting business entity shall initiate its adoption of the Plan by delivery of a certified copy of the resolutions of its board of directors (or other authorized body or individual) adopting this Plan Statement to the Principal Sponsor. Upon the consent by the Principal Sponsor to the adoption by the adopting business entity, and the delivery to the Trustee of written evidence of the Principal Sponsor's consent, the adoption of the Plan by the adopting business entity shall be effective as of the date specified by the Principal Sponsor. If such adopting business entity is not a corporation, any reference in the Plan Statement to its board of directors shall be deemed to refer to such entity's governing body or other authorized individual.

          9.4.3. Effect of Adoption. Upon the adoption of this Plan by an adopting business entity as heretofore provided, the adopting business entity shall be an Employer hereunder in all respects. Each adopting business entity, as a condition of continued participation in this Plan, delegates to the Principal Sponsor the sole power and authority:

          (a) to determine any Employer contributions to the Plan which contributions must be the same for each Employer,

          (b) to terminate the Plan (except that each adopting business entity shall have the power to terminate this Plan as applied to it); to amend the Plan Statement (except that each adopting business entity shall have the power to amend by establishing a successor plan to which assets and liabilities may be transferred as provided in Section 9.3),

          (c) to appoint, remove and accept the resignation of a Trustee; to appoint or remove the Committee; to appoint or remove an Investment Manager; to act as the plan administrator,

          (d) to direct the Trustee to return an Employer contribution if the Plan does not initially qualify within one year, or was made by mistake or which is not deductible,

          (e) to consent to the adoption of this Plan by affiliated Employers; to establish conditions and limitations upon such adoption of this Plan by affiliated Employers; to designate any business as an Affiliate, and

          (f) to cause this Plan to be merged with another plan and to transfer assets and liabilities between this Plan and another.

Each reference herein to the Employer shall include the Principal Sponsor and all adopting business entities unless the context clearly requires otherwise. Employment with the Principal Employer and all adopting business entities shall be credited with each other and all Affiliates of any of them for the purposes of determining Eligibility Service, Vesting Service, One-Year Breaks in Service and the minimum annual service requirement for allocation of contributions and forfeited Suspense Accounts. Contributions of the Principal Sponsor and each adopting business entity shall be allocated only among those persons who were their employees during the Plan Year with respect to which the contribution is made.

                                  SECTION 10

                               FIDUCIARY MATTERS

10.1. No Investment in Employer Real Property. Notwithstanding any other provision of this Plan Statement, the Plan may not acquire or hold any "employer real property" as that term is defined in section 407(d) of ERISA.

10.2. No Investment in Employer Securities. Except as provided below, the Plan may not acquire or hold any employer security as that term is defined in section 407(d) of ERISA. However, with the consent of the Committee and subject to the conditions as the Committee may impose, the Plan may hold employer securities acquired as part of a transfer of assets and liabilities from another plan under Section 9.3.

10.3. Fiduciary Principles. The Trustee and each other fiduciary hereunder, in the exercise of each and every power or discretion vested in them by the provisions of this Plan Statement, shall (subject to the provisions of ERISA) discharge their duties with respect to the Plan solely in the interest of the Participants and Beneficiaries:

          (a)  for the exclusive purpose of:

               (i)    providing benefits to Participants and Beneficiaries, and

               (ii)   defraying reasonable expenses of administering the Plan,

          (b) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims,

          (c) by diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so, and

          (d) in accordance with the documents and instruments governing the Plan, insofar as they are consistent with the provisions of ERISA.

Notwithstanding anything in this Plan Statement to the contrary, any provision hereof which purports to relieve a fiduciary from responsibility or liability for any responsibility, obligation or duty under Part 4 of Subtitle B of Title I of ERISA shall, to the extent the same is inconsistent with said Part 4, be deemed void.

10.4. Prohibited Transactions. Except as may be permitted by law, no Trustee or other fiduciary hereunder shall permit the Plan to engage, directly or indirectly, in any of the following transactions with a person who is a "disqualified person" (as defined in section 4975 of the Code) or a "party in interest" (as defined in section 3(14) of ERISA):

          (a) sale, exchange or leasing of any property between the Plan and such person,

          (b) lending of money or other extension of credit between the Plan and such person,

          (c) furnishing of goods, services or facilities between the Plan and such person,

          (d) transfer to, or use by or for the benefit of, such person of the income or assets of the Plan,

          (e) act by such person who is a fiduciary hereunder whereby the fiduciary deals with the income or assets of the Plan in the fiduciary's own interest or for the fiduciary's own account, or

          (f) receipt of any consideration for the fiduciary's own personal account by such person who is a fiduciary from any party dealing with the Plan in connection with a transaction involving the income or assets of the Plan.

10.5. Indemnity. Each individual (as distinguished from corporate) trustee of the Plan or officer, director or employee of the Employer shall, except as prohibited by law, be indemnified and held harmless by the Employer from any and all liabilities, costs and expenses (including legal fees), to the extent not covered by liability insurance, arising out of any action taken by such individual with respect to the Plan, whether imposed under ERISA or otherwise. No such indemnification, however, shall be required or provided if such liability arises (i) from the individual's claim for his own benefit, or (ii) from the proven gross negligence or the bad faith of the individual, or (iii) from the criminal misconduct of such individual if the individual had reason to believe the conduct was unlawful. This indemnification shall continue as to an individual who has ceased to be a trustee of the Plan or officer, director or employee of the Employer and shall inure to the benefit of the heirs, executors and administrators of such an individual.

10.6. Investment in Insurance. No Participant may elect to have a portion of the Participant's Vested Total Account invested in life insurance contracts. However, with the consent of the Committee and subject to such conditions as the Committee may impose, the Plan may hold an existing life insurance contract of a Participant that is acquired as part of a transfer of assets and liabilities from another plan under Section 9.3.

                                  SECTION 11

                    DETERMINATIONS -- RULES AND REGULATIONS

11.1. Determinations. The Committee shall make such determinations as may be required from time to time in the administration of the Plan. The Committee shall have the sole discretion, authority and responsibility to interpret and construe the Plan Statement and to determine all factual and legal questions under the Plan, including but not limited to the entitlement of employees, Participants and Beneficiaries and the amounts of their respective interests. The Trustee and other interested parties may act and rely upon all information reported to them hereunder and need not inquire into the accuracy thereof, nor be charged with any notice to the contrary.

11.2. Rules and Regulations. Any rule not in conflict or at variance with the provisions hereof may be adopted by the Committee.

11.3.     Method of Executing Instruments.

          11.3.1. Employer or Committee. Information to be supplied or written notices to be made or consents to be given by the Principal Sponsor, the Employer or the Committee pursuant to any provision of this Plan Statement may be signed in the name of the Principal Sponsor or Employer by any officer or by any employee who has been authorized to make such certification or to give such notices or consents or by any Committee member.

          11.3.2. Trustee. Any instrument or written notice required, necessary or advisable to be made or given by the Trustee may be signed by any Trustee, if all Trustees serving hereunder are individuals, or by any authorized officer or employee of the Trustee, if a corporate Trustee shall be acting hereunder as sole Trustee, or by any such officer or employee of the corporate Trustee or by an individual Trustee acting hereunder, if corporate and individual Trustees shall be serving as co-trustees hereunder.

11.4. Claims Procedure. Until modified by the Committee, the claims procedure set forth in this Section 11.4 shall be the claims procedure for the resolution of disputes and disposition of claims arising under the Plan. An application for a distribution under Section 7 shall be considered as a claim for the purposes of this Section.

          11.4.1. Original Claim. Any employee, former employee, or Beneficiary of such employee or former employee may, if the employee, former employee or Beneficiary so desires, file with the Committee a written claim for benefits under the Plan. Within ninety (90) days after the filing of such a claim, the Committee shall notify the claimant in writing whether the claim is upheld or denied in whole or in part or shall furnish the claimant a written notice describing specific special circumstances requiring a specified amount of additional time (but not more than one hundred eighty days from the date the claim was filed) to reach a decision on the claim. If the claim is denied in whole or in part, the Committee shall state in writing:

          (a)     the specific reasons for the denial,

          (b) the specific references to the pertinent provisions of this Plan Statement on which the denial is based,

          (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and

          (d) an explanation of the claims review procedure set forth in this Section.

          11.4.2. Claims Review Procedure. Within sixty (60) days after receipt of notice that the claim has been denied in whole or in part, the claimant may file with the Committee a written request for a review and may, in conjunction therewith, submit written issues and comments. Within sixty (60) days after the filing of such a request for review, the Committee shall notify the claimant in writing whether, upon review, the claim was upheld or denied in whole or in part or shall furnish the claimant a written notice describing specific special circumstances requiring a specified amount of additional time (but not more than one hundred twenty days from the date the request for review was filed) to reach a decision on the request for review.

          11.4.3. General Rules.

          (a) No inquiry or question shall be deemed to be a claim or a request for a review of a denied claim unless made in accordance with the claims procedure. The Committee may require that any claim for benefits and any request for a review of a denied claim be filed on forms to be furnished by the Committee upon request.

          (b) All decisions on claims and on requests for a review of denied claims shall be made by the Committee unless delegated as provided in Section 12.2.

          (c) The Committee may, in its discretion, hold one or more hearings on a claim or a request for a review of a denied claim.

          (d) Claimants may be represented by a lawyer or other representative at their own expense, but the Committee reserves the right to require the claimant to furnish written authorization. A claimant's representative shall be entitled to copies of all notices given to the claimant.

          (e) The decision of the Committee on a claim and on a request for a review of a denied claim shall be served on the claimant in writing. If a decision or notice is not received by a claimant within the time specified, the claim or request for a review of a denied claim shall be deemed to have been denied.

          (f) Prior to filing a claim or a request for a review of a denied claim, the claimant or the claimant's representative shall have a reasonable opportunity to review a copy of this Plan Statement and all other pertinent documents in the possession of the Employer, the Committee and the Trustee.

          11.4.4. Deadline to File Claim. To be considered timely under the Plan's claim and review procedure, a claim must be filed with the Committee within one (1) year after the claimant knew or reasonably should have known of the principal facts upon which the claim is based. If or to the extent that the claim relates to a failure to effect a Participant's or Beneficiary's investment directions or a Participant's election regarding contributions, the one (1) year period shall be thirty (30) days.

          11.4.5. Exhaustion of Administrative Remedies. The exhaustion of the claim and review procedure is mandatory for resolving every claim and dispute arising under this Plan. As to such claims and disputes:

          (a) no claimant shall be permitted to commence any legal action to recover Plan benefits or to enforce or clarify rights under the Plan under section 502 or section 510 of ERISA or under any other provision of law, whether or not statutory, until the claim and review procedure set forth herein have been exhausted in their entirety; and

          (b) in any such legal action all explicit and all implicit determinations by the Committee (including, but not limited to, determinations as to whether the claim, or a request for a review of a denied claim, was timely filed) shall be afforded the maximum deference permitted by law.

          11.4.6. Deadline to File Legal Action. No legal action to recover Plan benefits or to enforce or clarify rights under the Plan under section 502 or section 510 of ERISA or under any other provision of law, whether or not statutory, may be brought by any claimant on any matter pertaining to this Plan unless the legal action is commenced in the proper forum before the earlier of:

          (a) thirty (30) months after the claimant knew or reasonably should have known of the principal facts on which the claim is based, or

          (b) six (6) months after the claimant has exhausted the claim and review procedure.

If or to the extent that the claim relates to a failure to effect a Participant's or Beneficiary's investment directions or a Participant's election regarding contributions, the thirty (30) month period shall be nineteen (19) months.

          11.4.7. Knowledge of Fact by Participant Imputed to Beneficiary. Knowledge of all facts that a Participant knew or reasonably should have known shall be imputed to every claimant who is or claims to be a Beneficiary of the Participant or otherwise claims to derive an entitlement by reference to the Participant for the purpose of applying the previously specified periods.

11.5. Information Furnished by Participants. Neither the Employer nor the Committee nor the Trustee shall be liable or responsible for any error in the computation of the Account of a Participant resulting from any misstatement of fact made by the Participant, directly or indirectly, to the Employer, the Committee or the Trustee and used by them in determining the Participant's Account. Neither the Employer nor the Committee nor the Trustee shall be obligated or required to increase the Account of such Participant which, on discovery of the misstatement, is found to be understated as a result of such misstatement of the Participant. However, the Account of any Participant which is overstated by reason of any such misstatement shall be reduced to the amount appropriate for the Participant in view of the truth. Any refund received upon reduction of an Account so made shall be used to reduce the next succeeding contribution of the Employer to the Plan.

                                  SECTION 12

                              PLAN ADMINISTRATION

12.1.   Principal Sponsor.

        12.1.1. Officers. Except as hereinafter provided, functions generally assigned to the Principal Sponsor shall be discharged by its officers or delegated and allocated as provided herein.

        12.1.2. Chief Executive Officer. Except as hereinafter provided, the Chief Executive Officer of the Principal Sponsor may delegate or redelegate and allocate or reallocate to one or more persons or to a committee of persons jointly or severally, and whether or not such persons are directors, officers or employees, such functions assigned to the Principal Sponsor hereunder as the Chief Executive Officer may from time to time deem advisable.

        12.1.3. Board of Directors. Notwithstanding the foregoing, the Board of Directors of the Principal Sponsor shall have the exclusive authority, which may not be delegated, to act for the Principal Sponsor:

        (a) to amend and terminate the Plan (except to the extent provided in Section 9.1); and

        (b)      to appoint or remove members of the Committee.

12.2.   Committee.

        12.2.1. Appointment and Removal. The Committee shall consist of such members as may be determined and appointed from time to time by the Principal Sponsor and they shall serve at the pleasure of the Principal Sponsor. Members of the Committee shall serve without compensation, but their reasonable expenses shall be an expense of the administration of the Fund and shall be paid by the Trustee from and out of the Fund except to the extent the Employer, in its discretion, directly pays such expenses.

        12.2.2. Automatic Removal. If any individual who is a member of the Committee is a director, officer or employee when appointed as a member of the Committee, then such individual shall be automatically removed as a member of the Committee at the earliest time such individual ceases to be a director, officer or employee. This removal shall occur automatically and without any requirement for action by the Principal Sponsor or any notice to the individual so removed.

        12.2.3. Authority. The Committee may elect such officers as the Committee may decide upon. The Committee shall:

                 (a) establish rules for the functioning of the Committee, including the times and places for holding meetings, the notices to be given in respect of such meetings and the number of members who shall constitute a quorum for the transaction of business,

                 (b) organize and delegate to such of its members as it shall select authority to execute or authenticate rules, advisory opinions or instructions, and other instruments adopted or authorized by the Committee; adopt such bylaws or regulations as it deems desirable for the conduct of its affairs; appoint a secretary, who need not be a member of the Committee, to keep its records and otherwise assist the Committee in the performance of its duties; keep a record of all its proceedings and acts and keep all books of account, records and other data as may be necessary for the proper administration of the Plan; notify the Employer and the Trustee of any action taken by the Committee and, when required, notify any other interested person or persons,

                 (c) determine from the records of the Employer the compensation, service records, status and other facts regarding Participants and other employees,

                 (d) cause to be compiled at least annually, from the records of the Committee and the reports and accountings of the Trustee, a report or accounting of the status of the Plan and the Accounts of the Participants, and make it available to each Participant who shall have the right to examine that part of such report or accounting (or a true and correct copy of such part) which sets forth the Participant's benefits and ratable interest in the Fund,

                 (e) prescribe forms, procedures and methods (including telephonic, electronic or similar methods) to be used for applications for participation, benefits, notifications, etc., as may be required in the administration of the Plan,

                 (f) set up such rules as are deemed necessary to carry out the terms of this Plan Statement,

                 (g) resolve all questions of administration of the Plan not specifically referred to in this Section,

                 (h) delegate or redelegate to one or more persons, jointly or severally, and whether or not such persons are members of the Committee or employees of the Employer, such functions assigned to the Committee hereunder as it may from time to time deem advisable, and

          (i) perform all other acts reasonably necessary for administering the Plan and carrying out the provisions of this Plan Statement and performing the duties imposed on it.

          12.2.4. Majority Decisions. If there shall at any time be three (3) or more members of the Committee serving hereunder who are qualified to perform a particular act, the same may be performed, on behalf of all, by a majority of those qualified, with or without the concurrence of the minority. No person who failed to join or concur in such act shall be held liable for the consequences thereof, except to the extent that liability is imposed under ERISA.

12.3.     Limitation on Authority.

          12.3.1. Fiduciaries Generally. No action taken by any fiduciary, if authority to take such action has been delegated or redelegated to it, shall be the responsibility of any other fiduciary except as may be required by the provisions of ERISA. Except to the extent imposed by ERISA, no fiduciary shall have the duty to question whether any other fiduciary is fulfilling all of the responsibility imposed upon such other fiduciary by the Plan Statement or by ERISA.

          12.3.2. Trustee. The responsibilities and obligations of the Trustee shall be strictly limited to those set forth in this Plan Statement. The Trustee shall have no authority or duty to determine or enforce payment of any Employer contribution under the Plan or to determine the existence, nature or extent of any individual's rights in the Fund or under the Plan or question any determination made by the Principal Sponsor or the Committee regarding the same. Nor shall the Trustee be responsible in any way for the manner in which the Principal Sponsor, the Employer or the Committee carries out its responsibilities under this Plan Statement or, more generally, under the Plan. The Trustee shall give the Principal Sponsor notice of (and tender to the Principal Sponsor) the prosecution or defense of any litigation involving the Plan, the Fund or other fiduciaries of the Plan.

12.4. Conflict of Interest. If any officer or employee of the Employer, any member of the board of directors of the Employer, any member of the Committee or any Trustee to whom authority has been delegated or redelegated hereunder shall also be a Participant, Beneficiary or Alternate Payee in the Plan, the individual shall have no authority as such officer, employee, member or Trustee with respect to any matter specially affecting his or her individual interest hereunder (as distinguished from the interests of all Participants, Beneficiaries or Alternate Payees or a broad class of Participants, Beneficiaries and Alternate Payees), all such authority being reserved exclusively to the other officers, employees, members or Trustees as the case may be, to the exclusion of such Participant, Beneficiary or Alternate Payee, and such Participant, Beneficiary or Alternate Payee shall act only in his or her individual capacity in connection with any such matter.

12.5. Dual Capacity. Individuals, firms, corporations or partnerships identified herein or delegated or allocated authority or responsibility hereunder may serve in more than one fiduciary capacity.

12.6. Administrator. The Principal Sponsor shall be the administrator for purposes of section 3(16)(A) of ERISA.

12.7. Named Fiduciaries. The Principal Sponsor, the Committee and the Trustee shall be named fiduciaries for the purpose of section 402(a) of ERISA.

12.8. Service of Process. In the absence of any designation to the contrary by the Principal Sponsor, the Secretary of the Principal Sponsor is designated as the appropriate and exclusive agent for the receipt of service of process directed to the Plan in any legal proceeding, including arbitration, involving the Plan.

12.9. Administrative Expenses. The reasonable expenses of administering the Plan shall be payable out of the Fund except to the extent that the Employer, in its discretion, directly pays the expenses.

12.10. IRS Qualification. This Plan is intended to qualify under section 401(a) of the Code as a defined contribution profit sharing plan (and not as a defined contribution stock bonus plan or money purchase pension plan or a defined benefit pension plan).

                                  SECTION 13

                                  IN GENERAL

13.1.   Disclaimers.

        13.1.1. Effect on Employment. Neither the terms of this Plan Statement nor the benefits hereunder nor the continuance thereof shall be a term of the employment of any employee, and the Employer shall not be obligated to continue the Plan. The terms of this Plan Statement shall not give any employee the right to be retained in the employment of the Employer.

        13.1.2. Sole Source of Benefits. Neither the Employer nor any of its officers nor any member of its board of directors nor any member of the Committee nor the Trustee in any way guarantee the Fund against loss or depreciation, nor do they guarantee the payment of any benefit or amount which may become due and payable hereunder to any Participant, Beneficiary, Alternate Payee or other person. Each Participant, Beneficiary, Alternate Payee or other person entitled at any time to payments hereunder shall look solely to the assets of the Fund for such payments. If a Vested Total Account shall have been distributed to a former Participant, Beneficiary, Alternate Payee or any other person entitled jointly to the receipt thereof (or shall have been transferred to the Trustee of another tax-qualified deferred compensation plan), such former Participant, Beneficiary, Alternate Payee or other person, as the case may be, shall have no further right or interest in the other assets of the Fund.

        13.1.3. Co-Fiduciary Matters. Neither the Employer nor any of its officers nor any member of its board of directors nor any member of the Committee shall in any manner be liable to any Participant, Beneficiary, Alternate Payee or other person for any act or omission of the Trustee (except to the extent that liability is imposed under ERISA). Neither the Employer nor any of its officers nor any member of its board of directors nor any member of the Committee nor the Trustee shall be under any liability or responsibility (except to the extent that liability is imposed under ERISA) for failure to effect any of the objectives or purposes of the Plan by reason of loss or fluctuation in the value of Fund or for the form, genuineness, validity, sufficiency or effect of any Fund asset at any time held hereunder, or for the failure of any person, firm or corporation indebted to the Fund to pay such indebtedness as and when the same shall become due or for any delay occasioned by reason of any applicable law, order or regulation or by reason of any restriction or provision contained in any security or other asset held by the Fund. Except as is otherwise provided in ERISA, the Employer and its officers, the members of its board of directors, the members of the Committee, the Trustee and other fiduciaries shall not be liable for an act or omission of another person with regard to a fiduciary responsibility that has been allocated to or delegated in whole or in part to such other person pursuant to the terms of this Plan Statement or pursuant to procedures set forth in this Plan Statement.

13.2. Reversion of Fund Prohibited. The Fund from time to time hereunder shall at all times be a trust fund separate and apart from the assets of the Employer, and no part thereof shall be or become available to the Employer or to creditors of the Employer under any circumstances other than those specified in Section 1.4 and Section 3.9 and Appendix A to this Plan Statement. It shall be impossible for any part of the corpus or income of the Fund to be used for, or diverted to, purposes other than for the exclusive benefit of Participants and Beneficiaries (except as hereinbefore provided).

13.3. Contingent Top Heavy Plan Rules. The rules set forth in Appendix B to this Plan Statement (concerning additional provisions that apply if the Plan becomes top heavy) are incorporated herein.

13.4. Continuity. The tenure and membership of any committee previously appointed, the rules of administration adopted and the Beneficiary designations in effect under the Prior Plan Statement shall, to the extent not inconsistent with this Plan Statement, continue in full force and effect until altered as provided herein.

                                                  NATIONWIDE ELECTRIC, INC.


                                                  By____________________________


                                                    Its_________________________

                                  SCHEDULE I

Parsons Electric, Inc., a Minnesota corporation
Henderson Electric, Inc., a Delaware corporation
Eagle Electrical Systems, Inc., an Ohio corporation
Allison-Smith Company, a Georgia corporation
Neal Electric, Inc., a California corporation
Southwest Systems LLC, a Nevada limited liability company

                                  APPENDIX A

                        LIMITATION ON ANNUAL ADDITIONS

                                   SECTION 1

                                 INTRODUCTION

Terms defined in the Plan Statement shall have the same meanings when used in this Appendix. In addition, when used in this Appendix, the following terms shall have the following meanings:

1.1. Annual Addition. Annual addition means, with respect to any Participant for a limitation year, the sum of:


                 (i) all employer contributions (including employer contributions of the Participant's earnings reductions under section 401(k), section 403(b) and section 408(k) of the Code) allocable as of a date during such limitation year to the Participant under all defined contribution plans;

                 (ii) all forfeitures allocable as of a date during such limitation year to the Participant under all defined contribution plans; and

                 (iii) all Participant contributions made as of a date during such limitation year to all defined contribution plans.

       1.1.1. Specific Inclusions. With regard to a plan which contains a qualified cash or deferred arrangement or matching contributions or employee contributions, excess contributions and excess aggregate contributions (whether or not distributed during or after the limitation year) shall be considered annual additions in the year contributed. Excess deferrals that are not distributed in accordance with the regulations under section 402(g) of the Code are annual additions.

       1.1.2. Specific Exclusions. The annual addition shall not, however, include any portion of a Participant's rollover contributions or any additions to accounts attributable to a plan merger or a transfer of plan assets or liabilities or any other amounts excludable under law. Excess deferrals that are distributed in accordance with the regulations under section 402(g) of the Code are not annual additions.

       1.1.3. ESOP Rules. In the case of an employee stock ownership plan within the meaning of section 4975(e)(7) of the Code, annual additions shall not include any dividends or gains on sale of employer securities held by the employee stock ownership plan (regardless of whether such dividends or gains are (i) on securities which are allocated to Participants' accounts or (ii) on securities which are not allocated to Participants' accounts which, in the case of dividends used to pay principal on an employee stock ownership plan loan, result in employer securities being allocated to Participants' accounts or, in the case of a sale, result in sale proceeds being allocated to Participants' accounts). In the case of an employee stock ownership plan within the meaning of section 4975(e)(7) of the Code under which no more than one-third (1/3rd) of the employer contributions for a limitation year which are deductible under section 404(a)(9) of the Code are allocated to highly compensated employees (as defined in section 414(q) of the Code), annual additions shall not include forfeitures of employer securities under the employee stock ownership plan if such securities were acquired with the proceeds of an exempt loan or, if the Employer is not an S corporation as defined in section 1361(a)(1) of the Code, employer contributions to the employee stock ownership plan which are deductible by the employer under section 404(a)(9)(B) of the Code and charged against the Participant's account (i.e., interest payments).

1.2. Controlled Group Member. Controlled group member means the Employer and each member of a controlled group of corporations (as defined in section 414(b) of the Code and as modified by section 415(h) of the Code), all commonly controlled trades or businesses (as defined in section 414(c) of the Code and as modified by section 415(h) of the Code), affiliated service groups (as defined in section 414(m) of the Code) of which the Employer is a part and other organizations required to be aggregated for this purpose under section 414(o) of the Code.

1.3. Defined Contribution Plans. Defined contribution plan shall have the meaning assigned to that term by section 415(k)(1) of the Code. Whenever reference is made to defined contribution plans in this Appendix, it shall include all such plans maintained by the Employer and all controlled group members.

1.4. Individual Medical Account. Individual medical account means an account, as defined in section 415(1)(2) of the Code maintained by the Employer or a controlled group member which provides an annual addition.

1.5.   Limitation Year. Limitation year means the Plan Year.

1.6.   Maximum Permissible Addition.

       1.6.1. General Rule. Maximum permissible addition (a term that is relevant only with respect to defined contribution plans) means, for any one (1) limitation year, the lesser of:

                 (i) Thirty Thousand Dollars ($30,000), as adjusted automatically for increases in the cost of living by the Secretary of the Treasury, or

                 (ii) twenty-five percent (25%) of the Participant's (S) 415 compensation for such limitation year.

       1.6.2. Medical Benefits. The dollar limitation in Section 1.6.1(i), but not the amount determined in Section 1.6.1(ii), shall be reduced by the amount of employer contributions which are allocated to a separate account established for the purpose of providing medical benefits or life insurance benefits with respect to a key employee (as defined in section 416 of the Code) under a welfare benefit fund or an individual medical account.

1.7. Section 415 Compensation. Section 415 compensation (sometimes, "(S) 415 compensation") shall mean, with respect to any limitation year, the total wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer and all controlled group members to the extent that such amounts are includible in gross income but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2) of the Code). Without regard to whether it is or is not includible in gross income, subject to other limitations and rules of this Section, (i) (S) 415 compensation shall include foreign earned income as defined in section 911(b) of the Code whether or not excludable from gross income under section 911 of the Code, and (ii) (S) 415 compensation shall be determined without regard to the exclusions from gross income in section 931 and section 933 of the Code.
Section 415 compensation shall be determined on a cash basis. Section 415 compensation shall also include any elective deferral as defined in section 402(g)(3) of the Code and any amount which is contributed or deferred by an Employer at the election of the employee and which is not includible in the gross income of the employee by reason of section 125, section 132(f) or section 457 of the Code.

1.8.   Welfare Benefit Fund. Welfare benefit fund means a fund as defined in section 419(e) of the Code which provides post-retirement medical benefits allocated to separate accounts for key employees as defined in section 419A(d)(3).


                                   SECTION 2

                        DEFINED CONTRIBUTION LIMITATION

Notwithstanding anything to the contrary contained in the Plan Statement, there shall not be allocated to the account of any Participant under a defined contribution plan for any limitation year an amount which would cause the annual addition for such Participant to exceed the maximum permissible addition.

                                   SECTION 3

                                REMEDIAL ACTION

3.1. Abatement. If a Participant's annual additions for a limitation year would exceed the maximum permissible addition, to the extent necessary to eliminate the excess the following shall occur in the following sequence.

3.2. Employee After Tax Contributions and Elective Deferrals. The defined contribution plan shall:


                 (i) return any unmatched employee contributions made by the Participant for the limitation year to the Participant (adjusted for their proportionate share of gains but not losses while held in the defined contribution plan), and

                 (ii) distribute unmatched elective deferrals (within the meaning of section 402(g)(3) of the Code) made for the limitation year to the Participant (adjusted for their proportionate share of gains but not losses while held in the defined contribution plan), and

                 (iii) return any matched employee contributions made the Participant for the limitation year to the Participant (adjusted for their proportionate share of gains but not losses while held in the defined contribution plan), and

                 (iv) distribute matched elective deferrals (within the meaning of section 402(g)(3) of the Code) made for the limitation year to the Participant (adjusted for their proportionate share of gains but not losses while held in the defined contribution plan).

To the extent matched employee contributions are returned or any matched elective deferrals are distributed, any matching contribution made with respect thereto shall be forfeited and reallocated to Participants as provided in the defined contribution plan.

3.3.   Employer Contributions. If, after taking all the actions contemplated by
Section 3.1.1, an excess still exists, the defined contribution plan shall dispose of the excess as follows.

       (a) Covered. If that Participant is covered by the defined contribution plan at the end of the limitation year, the Employer shall cause such excess to be used to reduce employer contributions for the next limitation year ("second limitation year") and succeeding limitation years, as necessary, for that Participant.

       (b) Not Covered. If the Participant is not covered by the defined contribution plan at the end of the limitation year, however, then the excess amounts must be held unallocated in an "excess account" for the second limitation year (or succeeding limitation years) and allocated and reallocated in the second limitation year (or succeeding limitation year) to all the remaining Participants in the defined contribution plan as if an employer contribution for the second limitation year (or succeeding limitation year). However, if the allocation or reallocation of the excess amounts pursuant to the provisions of the defined contribution plan causes the limitations of this Appendix to be exceeded with respect to each Participant for the second limitation year (or succeeding limitation years), then these amounts must be held unallocated in an excess account. If an excess account is in existence at any time during the second limitation year (or any succeeding limitation year), all amounts in the excess account must be allocated and reallocated to Participants' accounts (subject to the limitations of this Appendix) as if they were additional employer contributions before any employer contribution and any Participant contributions which would constitute annual additions may be made to the defined contribution plan for that limitation year. Furthermore, the excess amounts must be used to reduce employer contributions for the second limitation year (and succeeding limitation years, as necessary) for all of the remaining Participants.

       (c) No Distributions. Excess amounts may not be distributed from the defined contribution plan to Participants or former Participants.

       If an excess account is in existence at any time during a limitation year, the gains and losses and other income attributable to the excess account shall be allocated to such excess account. To the extent that investment gains or other income or investment losses are allocated to the excess account, the entire amount allocated to Participants from the excess account, including any such gains or other income or less any losses, shall be considered as an annual addition. If the defined contribution plan should be terminated prior to the date any such temporarily held, unallocated excess can be allocated to the Accounts of Participants, the date of termination shall be deemed to be an Annual Valuation Date for the purpose of allocating such excess and, if any portion of such excess cannot be allocated as of such deemed Annual Valuation Date by reason of the limitations of this Appendix, such remaining excess shall be returned to the Employer.

3.4.   Sequence of Plans. Each step of remedial action under Section 3.2 and
Section 3.3 as may be necessary to correct an excess allocation shall be made in all defined contribution plans before the next step of remedial action is made. Each such step shall be made in the defined contribution plans in the following sequence:

                 (i) all profit sharing and stock bonus plans containing cash or deferred arrangements,

                 (ii) all money purchase pension plans other than money purchase pension plans that are part of employee stock ownership plans,

                 (iii) all profit sharing and stock bonus plans other than profit sharing and stock bonus plans containing cash or deferred arrangements and employee stock ownership plans,

                 (iv)   all employee stock ownership plans.

If an excess allocation occurs in two (2) or more plans in the same category, correction of the excess allocation shall be made in chronological order as determined by the effective date of each plan (using the original effective date of the plan) beginning with the most recently established plan.

                                  APPENDIX B

                        CONTINGENT TOP HEAVY PLAN RULES

       Notwithstanding any of the foregoing provisions of the Plan Statement, if, after applying the special definitions set forth in Section 1 of this Appendix, this Plan is determined under Section 2 of this Appendix to be a top heavy plan for a Plan Year, then the special rules set forth in Section 3 of this Appendix shall apply. For so long as this Plan is not determined to be a top heavy plan, the special rules in Section 3 of this Appendix shall be inapplicable to this Plan.

                                   SECTION 1

                              SPECIAL DEFINITIONS

Terms defined in the Plan Statement shall have the same meanings when used in this Appendix. In addition, when used in this Appendix, the following terms shall have the following meanings:

1.1. Aggregated Employers. Aggregated employers means the Employer and each other corporation, partnership or proprietorship which is a "predecessor" to the Employer, or is under "common control" with the Employer, or is a member of an "affiliated service group" that includes the Employer, as those terms are defined in section 414(b), (c), (m) or (o) of the Code.

1.2.   Aggregation Group. Aggregation group means a grouping of this Plan and:

       (a) if any Participant in the Plan is a key employee, each other qualified pension, profit sharing or stock bonus plan of the aggregated employers in which a key employee is a Participant (and for this purpose, a key employee shall be considered a Participant only during periods when he is actually accruing benefits and not during periods when he has preserved accrued benefits attributable to periods of participation when he was not a key employee), and

       (b) each other qualified pension, profit sharing or stock bonus plan of the aggregated employers which is required to be taken into account for this Plan or any plan described in paragraph (a) above to satisfy the qualification requirements under section 410 or section 401(a)(4) of the Code, and

       (c) each other qualified pension, profit sharing or stock bonus plan of the aggregated employers which is not included in paragraph
               (a) or (b) above, but which the Employer elects to include in the aggregation group and which, when included, would not cause the aggregation group to fail to satisfy the qualification requirements under section 410 or section 401(a)(4) of the Code.

1.3. Compensation. Unless the context clearly requires otherwise, compensation means the wages, tips and other compensation paid to the Participant by the Employer and reportable in the box designated "wages, tips, other compensation" on Treasury Form W-2 (or any comparable successor box or form) for the applicable period but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2) of the Code). In determining compensation there shall be included elective contributions made by the Employer on behalf of the Participant that are not includible in gross income under sections 125, 402(e)(3), 402(h), 403(b), 414(h)(2) and 457 of the Code including elective contributions authorized by the Participant under a cafeteria plan or any qualified cash or deferred arrangement under section 401(k) of the Code. For the purposes of this Appendix (excluding Section 1.6 of this Appendix), compensation shall be limited to Two Hundred Thousand Dollars ($200,000) (as adjusted under the Code for cost of living increases) for Plan Years beginning before January 1, 1994, and One Hundred and Fifty Thousand Dollars ($150,000) (as so adjusted) for Plan Years beginning after December 31, 1993.

1.4. Determination Date. Determination date means, for the first (1st) Plan Year of a plan, the last day of such first (1st) Plan Year, and for each subsequent Plan Year, the last day of the immediately preceding Plan Year.

1.5. Five Percent Owner. Five percent owner means for each aggregated employer that is a corporation, any person who owns (or is considered to own within the meaning of the shareholder attribution rules) more than five percent (5%) of the value of the outstanding stock of the corporation or stock possessing more than five percent (5%) of the total combined voting power of the corporation, and, for each aggregated employer that is not a corporation, any person who owns more than five percent (5%) of the capital interest or the profits interest in such aggregated employer. For the purposes of determining ownership percentages, each corporation, partnership and proprietorship otherwise required to be aggregated shall be viewed as a separate entity.

1.6. Key Employee. Key employee means each Participant (whether or not then an employee) who at any time during a Plan Year (or any of the four preceding Plan Years) is:

       (a) an officer of any aggregated employer (excluding persons who have the title of an officer but not the authority and including persons who have the authority of an officer but not the title) having an annual compensation from all aggregated employers for any such Plan Year in excess of fifty percent (50%) of the amount in effect under section 415(b)(1)(A) of the Code for any such Plan Year, or

       (b) one (1) of the ten (10) employees (not necessarily Participants) owning (or considered to own within the meaning of the shareholder attribution rules) both more than one-half of one percent (1/2%) ownership interest in value and the largest percentage ownership interests in value of any of the aggregated employers (which are owned by employees) and who has an annual compensation from all the aggregated employers in excess of the limitation in effect under section 415(c)(1)(A) of the Code for any such Plan Year, or

       (c)     a five percent owner, or

       (d) a one percent owner having an annual compensation from the aggregated employers of more than One Hundred Fifty Thousand Dollars ($150,000);

provided, however, that no more than fifty (50) employees (or, if lesser, the greater of three of all the aggregated employers' employees or ten percent of all the aggregated employers' employees) shall be treated as officers. For the purposes of determining ownership percentages, each corporation, partnership and proprietorship otherwise required to be aggregated shall be viewed as a separate entity. For purposes of paragraph (b) above, if two (2) employees have the same interest in any of the aggregated employers, the employee having the greatest annual compensation from that aggregated employer shall be treated as having a larger interest. For the purpose of determining compensation, however, all compensation received from all aggregated employers shall be taken into account. The term "key employee" shall include the beneficiaries of a deceased key employee.

1.7. One Percent Owner. One percent owner means, for each aggregated employer that is a corporation, any person who owns (or is considered to own within the meaning of the shareholder attribution rules) more than one percent (1%) of the value of the outstanding stock of the corporation or stock possessing more than one percent (1%) of the total combined voting power of the corporation, and, for each aggregated employer that is not a corporation, any person who owns more than one percent (1%) of the capital or the profits interest in such aggregated employer. For the purposes of determining ownership percentages, each corporation, partnership and proprietorship otherwise required to be aggregated shall be viewed as a separate entity.

1.8. Shareholder Attribution Rules. Shareholder attribution rules means the rules of section 318 of the Code, (except that subparagraph (C) of section 318(a)(2) of the Code shall be applied by substituting "5 percent" for "50 percent") or, if the Employer is not a corporation, the rules determining ownership in such Employer which shall be set forth in regulations prescribed by the Secretary of the Treasury.

1.9. Top Heavy Aggregation Group. Top heavy aggregation group means any aggregation group for which, as of the determination date, the sum of:

               (i) the present value of the cumulative accrued benefits for key employees under all defined benefit plans included in such aggregation group, and

               (ii) the aggregate of the accounts of key employees under all defined contribution plans included in such aggregation group,

exceed sixty percent (60%) of a similar sum determined for all employees. In applying the foregoing, the following rules shall be observed:

       (a) For the purpose of determining the present value of the cumulative accrued benefit for any employee under a defined benefit plan, or the amount of the account of any employee under a defined contribution plan, such present value or amount shall be increased by the aggregate distributions made with respect to such employee under the plan during the five (5) year period ending on the determination date.

       (b) Any rollover contribution (or similar transfer) initiated by the employee, made from a plan maintained by one employer to a plan maintained by another employer and made after December 31, 1983, to a plan shall not be taken into account with respect to the transferee plan for the purpose of determining whether such transferee plan is a top heavy plan (or whether any aggregation group which includes such plan is a top heavy aggregation group). Any rollover contribution (or similar transfer) not described in the preceding sentence shall be taken into account with respect to the transferee plan for the purpose of determining whether such transferee plan is a top heavy plan (or whether any aggregation group which includes such plan is a top heavy aggregation group).

       (c) If any individual is not a key employee with respect to a plan for any Plan Year, but such individual was a key employee with respect to a plan for any prior Plan Year, the cumulative accrued benefit of such employee and the account of such employee shall not be taken into account.

       (d) The determination of whether a plan is a top heavy plan shall be made once for each Plan Year of the plan as of the determination date for that Plan Year.

       (e) In determining the present value of the cumulative accrued benefits of employees under a defined benefit plan, the determination shall be made as of the actuarial valuation date last occurring during the twelve (12) months preceding the determination date and shall be determined on the assumption that the employees terminated employment on the valuation date except as provided in section 416 of the Code and the regulations thereunder for the first and second Plan Years of a defined benefit plan. The accrued benefit of any employee (other than a key employee) shall be determined under the method which is used for accrual purposes for all plans of the employer or if there is no method which is used for accrual purposes under all plans of the employer, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under section 411(b)(1)(C) of the Code. In determining this present value, the mortality and interest assumptions shall be those which would be used by the Pension Benefit Guaranty Corporation in valuing the defined benefit plan if it terminated on such valuation date. The accrued benefit to be valued shall be the benefit expressed as a single life annuity.

       (f) In determining the accounts of employees under a defined contribution plan, the account values determined as of the most recent asset valuation occurring within the twelve (12) month period ending on the determination date shall be used. In addition, amounts required to be contributed under either the minimum funding standards or the plan's contribution formula shall be included in determining the account. In the first year of the plan, contributions made or to be made as of the determination date shall be included even if such contributions are not required.

       (g) If any individual has not performed any services for any employer maintaining the plan at any time during the five (5) year period ending on the determination date, any accrued benefit of the individual under a defined benefit plan and the account of the individual under a defined contribution plan shall not be taken into account.

       (h) For this purpose, a terminated plan shall be treated like any other plan and must be aggregated with other plans of the employer if it was maintained within the last five (5) years ending on the determination date for the Plan Year in question and would, but for the fact that it terminated, be part of the aggregation group for such Plan Year.

1.10. Top Heavy Plan. Top heavy plan means a qualified plan under which (as of the determination date):

               (i) if the plan is a defined benefit plan, the present value of the cumulative accrued benefits for key employees exceeds sixty percent (60%) of the present value of the cumulative accrued benefits for all employees, and

               (ii) if the plan is a defined contribution plan, the aggregate of the accounts of key employees exceeds sixty percent (60%) of the aggregate of all of the accounts of all employees.

In applying the foregoing, the following rules shall be observed:

       (a) Each plan of an Employer required to be included in an aggregation group shall be a top heavy plan if such aggregation group is a top heavy aggregation group.

       (b) For the purpose of determining the present value of the cumulative accrued benefit for any employee under a defined benefit plan, or the amount of the account of any employee under a defined contribution plan, such present value or amount shall be increased by the aggregate distributions made with respect to such employee under the plan during the five (5) year period ending on the determination date.

       (c) Any rollover contribution (or similar transfer) initiated by the employee, made from a plan maintained by one employer to a plan maintained by another employer and made after December 31, 1983, to a plan shall not be taken into account with respect to the transferee plan for the purpose of determining whether such transferee plan is a top heavy plan (or whether any aggregation group which includes such plan is a top heavy aggregation group). Any rollover contribution (or similar transfer) not described in the preceding sentence shall be taken into account with respect to the transferee plan for the purpose of determining whether such transferee plan is a top heavy plan (or whether any aggregation group which includes such plan is a top heavy aggregation group).

       (d) If any individual is not a key employee with respect to a plan for any Plan Year, but such individual was a key employee with respect to the plan for any prior Plan Year, the cumulative accrued benefit of such employee and the account of such employee shall not be taken into account.

       (e) The determination of whether a plan is a top heavy plan shall be made once for each Plan Year of the plan as of the determination date for that Plan Year.

       (f) In determining the present value of the cumulative accrued benefits of employees under a defined benefit plan, the determination shall be made as of the actuarial valuation date last occurring during the twelve (12) months preceding the determination date and shall be determined on the assumption that the employees terminated employment on the valuation date except as provided in section 416 of the Code and the regulations thereunder for the first and second Plan Years of a defined benefit plan. The accrued benefit of any employee (other than a key employee) shall be determined under the method which is used for accrual purposes for all plans of the employer or if there is no method which is used for accrual purposes under all plans of the employer, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under section 411(b)(1)(C) of the Code. In determining this present value, the mortality and interest assumptions shall be those which would be used by the Pension Benefit Guaranty Corporation in valuing the defined benefit plan if it terminated on such valuation date. The accrued benefit to be valued shall be the benefit expressed as a single life annuity.

       (g) In determining the accounts of employees under a defined contribution plan, the account values determined as of the most recent asset valuation occurring within the twelve (12) month period ending on the determination date shall be used. In addition, amounts required to be contributed under either the minimum funding standards or the plan's contribution formula shall be included in determining the account. In the first year of the plan, contributions made or to be made as of the determination date shall be included even if such contributions are not required.

       (h) If any individual has not performed any services for any employer maintaining the plan at any time during the five (5) year period ending on the determination date, any accrued benefit of the individual under a defined benefit plan and the account of the individual under a defined contribution plan shall not be taken into account.

       (i) For this purpose, a terminated plan shall be treated like any other plan and must be aggregated with other plans of the employer if it was maintained within the last five (5) years ending on the determination date for the Plan Year in question and would, but for the fact that it terminated, be part of the aggregation group for such Plan Year.

                                   SECTION 2

                        DETERMINATION OF TOP HEAVINESS

Once each Plan Year, as of the determination date for that Plan Year, the administrator of this Plan shall determine if this Plan is a top heavy plan.

                                    SECTION 3

                              CONTINGENT PROVISIONS

3.1. When Applicable. If this Plan is determined to be a top heavy plan for any Plan Year, the following provisions shall apply for that Plan Year (and, to the extent hereinafter specified, for subsequent Plan Years), notwithstanding any provisions to the contrary in the Plan.


3.2.      Vesting Requirement.


          3.2.1. General Rule. During any Plan Year that the Plan is determined to be a Top Heavy Plan, then all accounts of all Participants in a defined contribution plan that is a top heavy plan and the accrued benefits of all Participants in a defined benefit plan that is a top heavy plan shall be vested and nonforfeitable in accordance with the following schedule if, and to the extent, that it is more favorable than other provisions of the Plan:

                      If the Participant Has                 His Vested
                      Completed the Following                Percentage
                     Years of Vesting Service:                Shall Be:
                     ------------------------                 --------

                         Less than 2 years                         0%
                   2 years but less than 3 years                  20%
                   3 years but less than 4 years                  40%
                   4 years but less than 5 years                  60%
                   5 years but less than 6 years                  80%
                          6 years or more                        100%

          3.2.2. Subsequent Year. In each subsequent Plan Year that the Plan is determined not to be a top heavy plan, the other nonforfeitability provisions of the Plan Statement (and not this section) shall apply in determining the vested and nonforfeitable rights of Participants who do not have five (5) or more years of Vesting Service (three or more years of Vesting Service for Participants who have one or more Hours of Service in any Plan Year beginning after December 31,
1988) as of the beginning of such subsequent Plan Year; provided, however, that they shall not be applied in a manner which would reduce the vested and nonforfeitable percentage of any Participant.

          3.2.3. Cancellation of Benefit Service. If this Plan is a defined benefit plan and if the Participant's vested percentage is determined under this Appendix and if a Participant receives a lump sum distribution of the present value of the vested portion of his accrued benefit, the Plan shall:

          (a) thereafter disregard the Participant's service with respect to which he received such distribution in determining his accrued benefit, and

          (b) permit the Participant who receives a distribution of less than the present value of his entire accrued benefit to restore this service by repaying (after returning to employment covered under the Plan) to the trustee the amount of such distribution together with interest at the interest rate of five percent (5%) per annum compounded annually (or such other interest rate as is provided by law for such repayment). If the distribution was on account of separation from service such repayment must be made before the earlier of,

                  (i) five (5) years after the first date on which the Participant is subsequently reemployed by the employer, or

                  (ii) the close of the first period of five (5) consecutive one-year breaks in service commencing after the distribution.

If the distribution was on account of any other reason, such repayment must be made within five (5) years after the date of the distribution.

3.3.      Defined Contribution Plan Minimum Benefit Requirement.


          3.3.1. General Rule. If this Plan is a defined contribution plan, then for any Plan Year that this Plan is determined to be a top heavy plan, the Employer shall make a contribution for allocation to the account of each employee who is a Participant for that Plan Year and who is not a key employee in an amount (when combined with other Employer contributions and forfeited accounts allocated to his account) which is at least equal to three percent (3%) of such Participant's compensation. (This minimum contribution amount shall be further reduced by all other Employer contributions to this Plan or any other defined contribution plans.) This contribution shall be made for each Participant who has not separated from service with the Employer at the end of the Plan Year (including for this purpose any Participant who is then on temporary layoff or authorized leave of absence or who, during such Plan Year, was inducted into the Armed Forces of the United States from employment with the Employer) including, for this purpose, each employee of the Employer who would have been a Participant if he had: (i) completed one thousand (1,000) Hours of Service (or the equivalent) during the Plan Year, and (ii) made any mandatory contributions to the Plan, and (iii) earned compensation in excess of the stated amount required for participation in the Plan.

          3.3.2. Special Rule. Subject to the following rules, the percentage referred to in Section 3.3.1 of this Appendix shall not exceed the percentage at which contributions are made (or required to be made) under this Plan for the Plan Year for that key employee for whom that percentage is the highest for the Plan Year.

          (a) The percentage referred to above shall be determined by dividing the Employer contributions for such key employee for such Plan Year by his compensation for such Plan Year.

          (b) For the purposes of this Section 3.3, all defined contribution plans required to be included in an aggregation group shall be treated as one (l) plan.

          (c) The exception contained in this Section 3.3.2 shall not apply to (be available to) this Plan if this Plan is required to be included in an aggregation group if including this Plan in an aggregation group enables a defined benefit plan to satisfy the qualification requirements of section 410 or section 401(a)(4) of the Code.

          3.3.3. Salary Reduction and Matching Contributions. For the purpose of this Section 3.3, all Employer contributions attributable to a salary reduction or similar arrangement shall be taken into account for the purpose of determining the minimum percentage contribution required to be made for a particular Plan Year for a Participant who is not a key employee but not for the purpose of determining whether that minimum contribution requirement has been satisfied. For the purpose of this Section 3.3 during all Plan Years beginning after December 31, 1988, all Employer matching contributions shall be taken into account for the purposes of determining the minimum percentage contribution required to be made for a particular Plan Year for a Participant who was not a key employee but not for the purpose of determining whether that minimum contribution requirement has been satisfied.

3.4.      Defined Benefit Plan Minimum Benefit Requirement.


          3.4.1. General Rule. If this Plan is a defined benefit plan, then for any Plan Year that the Plan is determined to be a top heavy plan, the accrued benefit for each Participant who is not a key employee shall not be less than one-twelfth (l/12th) of the applicable percentage of the Participant's average compensation for years in the testing period.

          3.4.2. Special Rules and Definitions. In applying the general rule of
Section 3.4.1 of this Appendix, the following special rules and definitions shall apply:

          (a)    The term "applicable percentage" means the lesser of:

                 (i) two percent (2%) multiplied by the number of years of service with the Employer, or


                 (ii)    twenty percent (20%).

          (b) For the purpose of this Section 3.4, a Participant's years of service with the Employer shall be equal to the Participant's Vesting Service except that a year of Vesting Service shall not be taken into account if:

                 (i) the Plan was not a top heavy plan for any Plan Year ending during such year of Vesting Service, or


                 (ii) such year of Vesting Service was completed in a Plan Year beginning before January l, 1984.

          (c)    A Participant's "testing period" shall be the period of five
                 (5) consecutive years during which the Participant had the greatest compensation from the Employer; provided, however, that:

                 (i) the years taken into account shall be properly adjusted for years not included in a year of service, and

                 (ii) a year shall not be taken into account if such year ends in a Plan Year beginning before January l, 1984, or such year begins after the close of the last year in which the Plan was a top heavy plan.

          (d) An individual shall be considered a Participant for the purpose of accruing the minimum benefit only if such individual has at least one thousand (1,000) Hours of Service during a benefit accrual computation period (or equivalent service determined under Department of Labor regulations). Furthermore, such individual shall accrue a minimum benefit only for a benefit accrual computation period in which such individual has one thousand (1,000) Hours of Service (or equivalent service). An individual shall not fail to accrue the minimum benefit merely because the individual: (i) was not employed on a specified date, or (ii) was excluded from participation (or otherwise failed to accrue a benefit) because the individual's compensation was less than a stated amount, or (iii) because the individual failed to make any mandatory contributions.


          3.4.3. Accruals Preserved. In years subsequent to the last Plan Year in which this Plan is a top heavy plan, the other benefit accrual rules of the Plan Statement shall be applied to determine the accrued benefit of each Participant, except that the application of such other rules shall not serve to reduce a Participant's accrued benefit as determined under this Section 3.4.

3.5. Priorities Among Plans. In applying the minimum benefit provisions of this Appendix in any Plan Year that this Plan is determined to be a top heavy plan, the following rules shall apply:

          (a) If an employee participates only in this Plan, the employee shall receive the minimum benefit applicable to this Plan.

          (b) If an employee participates in both a defined benefit plan and a defined contribution plan and only one (1) of such plans is a top heavy plan for the Plan Year, the employee shall receive the minimum benefit applicable to the plan which is a top heavy plan.

          (c) If an employee participates in both a defined contribution plan and a defined benefit plan and both are top heavy plans, then the employee, for that Plan Year, shall receive the defined benefit plan minimum benefit unless for that

                 Plan Year the employee has received employer contributions and forfeitures allocated to his account in the defined contribution plan in an amount which is at least equal to five percent (5%) of his compensation.

          (d) If an employee participates in two (2) or more defined contribution plans which are top heavy plans, then the employee, for that Plan Year, shall receive the defined contribution plan minimum benefit in that defined contribution plan which has the earliest original effective date.

3.6.      Annual Contribution Limits.


          3.6.1. General Rule. Notwithstanding anything apparently to the contrary in the Appendix A to the Plan Statement, for any Plan Year that this Plan is a top heavy plan, the defined benefit fraction and defined contribution fraction of the Appendix to the Plan Statement pertaining to limits under section 415 of the Code shall be one hundred percent (100%) and not one hundred twenty-five percent (125%).

          3.6.2. Special Rule. Section 3.6.1 of this Appendix shall not apply to any top heavy plan if such top heavy plan satisfies the following requirements:

          (a) Minimum Benefit Requirement. The top heavy plan (and any plan required to be included in an aggregation group with such plan) satisfies the requirements of Section 3.4 of this Appendix when Section 3.4.2(a)(1) of this Appendix is applied by substituting three percent (3%) for two percent (2%) and by increasing (but by no more than ten percentage points) twenty percent (20%) by one percentage point for each year for which the plan was taken into account under this Section
                   3.7. Section 3.3.1 of this Appendix shall be applied by substituting "four percent (4%)" for "three percent (3%)."
                   Section 3.5(c) of this Appendix shall be applied by substituting "seven and one-half percent (7-1/2%)" for "five percent (5%)."

          (b) Ninety Percent Rule. A top heavy plan would not be a top heavy plan if "ninety percent (90%)" were substituted for "sixty percent (60%)" each place that it appears in the definitions of top heavy plan and top heavy aggregation group.

          3.6.3.   Transition Rule. If, but for this Section 3.6.3, Section
3.6.1 of this Appendix would begin to apply with respect to this Plan because it is a top heavy plan, the application of Section 3.6.1 of this Appendix shall be suspended with respect to any individual so long as there are no:

          (a) employer contributions, forfeitures or voluntary nondeductible contributions allocated to such individual (if this Plan is a defined contribution plan), or

          (b) accruals for such individual (if this Plan is a defined benefit plan).


          3.6.4. Coordinating Change. If this Plan is a top heavy plan for any Plan Year, then for purposes of the Appendix A to the Plan Statement, section 415(e)(6)(i) of the Code shall be applied by substituting "Forty-one Thousand Five Hundred Dollars ($41,500)" for "Fifty-one Thousand Eight Hundred Seventy-five Dollars ($51,875)."

     3.7. Bargaining Units. The requirements of Section 3.2 through Section 3.6 of this Appendix shall not apply with respect to any employee included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one (1) or more employers if there is evidence that retirement benefits are the subject of good faith bargaining between such employee representatives and such employer or employers.

                                   APPENDIX C


                       QUALIFIED DOMESTIC RELATIONS ORDERS


                                    SECTION 1

                                 GENERAL MATTERS

Terms defined in the Plan Statement shall have the same meanings when used in this Appendix.

1.1. General Rule. The Plan shall not honor the creation, assignment or recognition of any right to any benefit payable with respect to a Participant pursuant to a domestic relations order unless that domestic relations order is a qualified domestic relations order.


1.2. Alternate Payee Defined. The only persons eligible to be considered alternate payees with respect to a Participant shall be that Participant's spouse, former spouse, child or other dependent.


1.3. DRO Defined. A domestic relations order is any judgment, decree or order (including an approval of a property settlement agreement) which relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant and which is made pursuant to a state domestic relations law (including a community property law).

1.4. QDRO Defined. A qualified domestic relations order is a domestic relations order which creates or recognizes the existence of an alternate payee's right to (or assigns to an alternate payee the right to) receive all or a portion of the Account of a Participant under the Plan and which satisfies all of the following requirements.

          1.4.1. Names and Addresses. The order must clearly specify the name and the last known mailing address, if any, of the Participant and the name and mailing address of each alternate payee covered by the order.


          1.4.2. Amount. The order must clearly specify the amount or percentage of the Participant's Account to be paid by the Plan to each such alternate payee or the manner in which such amount or percentage is to be determined.


          1.4.3. Payment Method. The order must clearly specify the number of payments or period to which the order applies.


          1.4.4. Plan Identity. The order must clearly specify that it applies to this Plan.

            1.4.5. Settlement Options. Except as provided in Section 1.4.8 of this Appendix, the order may not require the Plan to provide any type or form of benefits or any option not otherwise provided under the Plan.


            1.4.6. Increased Benefits. The order may not require the Plan to provide increased benefits.


            1.4.7. Prior Awards. The order may not require the payment of benefits to an alternate payee which are required to be paid to another alternate payee under another order previously determined to be a qualified domestic relations order.


            1.4.8. Exceptions. The order will not fail to meet the requirements of Section 1.4.5 of this Appendix if:

            (a) The order requires payment of benefits be made to an alternate payee before the Participant has separated from service but as of a date that is on or after the date on which the Participant attains (or would have attained) the earliest payment date described in Section 1.4.10 of this Appendix; and

            (b) The order requires that payment of benefits be made to an alternate payee as if the Participant had retired on the date on which payment is to begin under such order (but taking into account only the present value of benefits actually accrued); and

            (c) The order requires payment of benefits to be made to an alternate payee in any form in which benefits may be paid under the Plan to the Participant (other than in the form of a joint and survivor annuity with respect to the alternate payee and his or her subsequent spouse).

In lieu of the foregoing, the order will not fail to meet the requirements of
Section 1.4.5 of this Appendix if the order: (1) requires that payment of benefits be made to an alternate payee in a single lump sum as soon as is administratively feasible after the order is determined to be a qualified domestic relations order, and (2) does not contain any of the provisions described in Section 1.4.9 of this Appendix, and (3) provides that the payment of such single lump sum fully and permanently discharges all obligations of the Plan to the alternate payee.

            1.4.9.  Deemed Spouse.  Notwithstanding the foregoing:

            (a) The order may provide that the former spouse of a Participant shall be treated as a surviving spouse of such Participant for the purposes of Section 7 of the Plan Statement (and that any subsequent or prior spouse of the Participant shall not be treated as a spouse of the Participant for such purposes), and

            (b) The order may provide that, if the former spouse has been married to the Participant for at least one (1) year at any time, the surviving former spouse shall be deemed to have been married to the Participant for the one (1) year period ending on the date of the Participant's death.

            1.4.10. Payment Date Defined. For the purpose of Section 1.4.8 of this Appendix, the earliest payment date means the earlier of:

            (a) The date on which the Participant is entitled to a distribution under the Plan; or

            (b)     The later of (i) the date the Participant attains age fifty
                    (50) years, or (ii) the earliest date on which the Participant could begin receiving benefits under the Plan if the Participant separated from service.

                                    SECTION 2

                                   PROCEDURES

2.1. Actions Pending Review. During any period when the issue of whether a domestic relations order is a qualified domestic relations order is being determined by the Committee, the Committee shall cause the Plan to separately account for the amounts which would be payable to the alternate payee during such period if the order were determined to be a qualified domestic relations order.

     2.2. Reviewing DROs. Upon the receipt of a domestic relations order, the Committee shall determine whether such order is a qualified domestic relations order.


          2.2.1. Receipt. A domestic relations order shall be considered to have been received only when the Committee shall have received a copy of a domestic relations order which is complete in all respects and is originally signed, certified or otherwise officially authenticated.


          2.2.2. Notice to Parties. Upon receipt of a domestic relations order, the Committee shall notify the Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant that such domestic relations order has been received. The Committee shall include with such notice a copy of this Appendix.

          2.2.3. Comment Period. The Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant shall be afforded a comment period of thirty (30) days from the date such notice is mailed by the Committee in which to make comments or objections to the Committee concerning whether the domestic relations order is a qualified domestic relations order. By the unanimous written consent of the Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant, the thirty (30) day comment period may be shortened.

          2.2.4. Initial Determination. Within a reasonable period of time after the termination of the comment period, the Committee shall give written notice to the Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant of its decision that the domestic relations order is or is not a qualified domestic relations order. If the Committee determines that the order is not a qualified domestic relations order or if the Committee determines that the written objections of any party to the order being found a qualified domestic relations order are not valid, the Committee shall include in its written notice:

                    (i)   the specific reasons for its decision;

                    (ii) the specific reference to the pertinent provisions of this Plan Statement upon which its decision is based;

                    (iii) a description of additional material or information, if any, which would cause the Committee to reach a different conclusion; and

                    (iv) an explanation of the procedures for reviewing the initial determination of the Committee.

            2.2.5. Appeal Period. The Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant shall be afforded an appeal period of sixty (60) days from the date such an initial determination and explanation is mailed in which to make comments or objections concerning whether the original determination of the Committee is correct. By the unanimous written consent of the Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant, the sixty (60) day appeal period may be shortened.

            2.2.6. Final Determination. In all events, the final determination of the Committee shall be made not later than eighteen (18) months after the date on which first payment would be required to be made under the domestic relations order if it were a qualified domestic relations order. The final determination shall be communicated in writing to the Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant.

2.3. Final Disposition. If the domestic relations order is finally determined to be a qualified domestic relations order and all comment and appeal periods have expired, the Plan shall pay all amounts required to be paid pursuant to the domestic relations order to the alternate payee entitled thereto. If the domestic relations order is finally determined not to be a qualified domestic relations order and all comment and appeal periods have expired, benefits under the Plan shall be paid to the person or persons who would have been entitled to such amounts if there had been no domestic relations order.

2.4. Orders Being Sought. If the Committee has notice that a domestic relations order is being or may be sought but has not received the order, the Committee shall not (in the absence of a written request from the Participant) delay payment of benefits to a Participant or Beneficiary which otherwise would be due. If the Committee has determined that a domestic relations order is not a qualified domestic relations order and all comment and appeal periods have expired, the Committee shall not (in the absence of a written request from the Participant) delay payment of benefits to a Participant or Beneficiary which otherwise would be due even if the Committee has notice that the party claiming to be an alternate payee or the Participant or both are attempting to rectify any deficiencies in the domestic relations order. Notwithstanding the above, after the commencement of a divorce action, the Committee shall comply with a restraining order, duly issued by the court handling the divorce, reasonably prohibiting the disposition of a Participant's benefits pending the submission to the Committee of a domestic relations order or prohibiting the disposition of a Participant's benefits pending resolution of a dispute with respect to a domestic relations order.

                                    SECTION 3

                               PROCESSING OF AWARD

3.1. General Rules. If a benefit is awarded to an alternate payee pursuant to an order which has been finally determined to be a qualified domestic relations order, the following rules shall apply.


            3.1.1. Source of Award. If a Participant shall have a Vested interest in more than one Account under the Plan, the benefit awarded to an alternate payee shall be withdrawn from the Participant's Accounts in proportion to his Vested interest in each of them.

            3.1.2. Effect on Account. For all purposes of the Plan, the Participant's Account (and all benefits payable under the Plan which are derived in whole or in part by reference to the Participant's Account) shall be permanently diminished by the portion of the Participant's Account which is awarded to the alternate payee. The benefit awarded to an alternate payee shall be considered to have been a distribution from the Participant's Account for the limited purpose of applying any rules of the Plan Statement relating to distributions from an Account that is only partially Vested.

            3.1.3. After Death. After the death of an alternate payee, all amounts awarded to the alternate payee which have not been distributed to the alternate payee and which continue to be payable shall be paid in a single lump sum distribution to the personal representative of the alternate payee's estate as soon as administratively feasible, unless the qualified domestic relations order clearly provides otherwise. The Participant's Beneficiary designation shall not be effective to dispose of any portion of the benefit awarded to an alternate payee, unless the qualified domestic relations order clearly provides otherwise.

            3.1.4. In-Service Benefits. Any in-service distribution provisions of the Plan Statement shall not be applicable to the benefit awarded to an alternate payee.


3.2. Segregated Account. If the Committee determines that it would facilitate the administration or the distribution of the benefit awarded to the alternate payee or if the qualified domestic relations order so requires, the benefit awarded to the alternate payee shall be established on the books and records of the Plan as a separate account belonging to the alternate payee.

3.3. Former Alternate Payees. If an alternate payee has received all benefits to which the alternate payee is entitled under a qualified domestic relations order, the alternate payee will not at any time thereafter be deemed to be an alternate payee or prior alternate payee for any substantive or procedural purpose of this Plan.

                                  APPENDIX D

                      402(g), 401(k) & 401(m) COMPLIANCE

           Introduction. This Appendix D contains rules for complying with the nondiscrimination provisions of sections 401(k) and 401(m) of the Code and the limitations imposed under section 402(g) of the Code.

           Priority. Determinations under this Appendix shall be made in the following order:


           (1)             Excess deferrals under Section 1,


           (2)             Excess contributions under Section 2,


           (3)             Excess aggregate contributions under Section 3.


The amount of excess contributions shall be reduced by excess deferrals previously distributed to such Participant for the Participant's taxable year ending with or within such Plan Year.


                                   SECTION 1

                           SECTION 402(g) COMPLIANCE

1.1.       Excess Deferrals.


            1.1.1. In General. A Participant may attribute to this Plan any excess deferrals made during a taxable year of the Participant by notifying the Committee in writing not later than the March 1 following such taxable year of the amount of the excess deferral to be assigned to the Plan. A Participant shall be deemed to have notified the Plan of excess deferrals to the extent the Participant has excess deferrals for the taxable year calculated by taking into account only the amount of elective contributions allocated to the Participant's Retirement Savings Account and to any other plan of the Employer and Affiliates. Notwithstanding any other provision of the Plan Statement, a Participant's excess deferrals, plus any income and minus any loss allocable thereto, shall be distributed to the Participant no later than the first April 15 following the close of the Participant's taxable year.

            1.1.2. Definitions. For purposes of this Appendix, excess deferrals shall mean the amount of elective contributions allocated to the Participant's Retirement Savings Account for a Participant's taxable year and which the Participant or the Employer, where applicable, allocates to this Plan pursuant to the claim procedure described below.

            1.1.3. Claims. The Participant's claim shall be in writing; shall be submitted to the Committee not later than March 1 with respect to the immediately preceding taxable year; shall specify the amount of the Participant's excess deferrals for the preceding taxable year; and shall be accompanied by the Participant's written statement that if such amounts are not distributed, such excess deferrals, when added to amounts deferred under other plans or arrangements described in sections 401(k), 408(k) or 403(b) of the Code, will exceed the limit imposed on the Participant by section 402(g) of the Code for the taxable year in which the deferral occurred. The Employer shall notify the Plan on behalf of the Participant where the excess deferrals occur in the Plan or the combined plans of the Employer and Affiliates.

            1.1.4. Determination of Income or Loss. The excess deferrals shall be adjusted for income or loss. Unless the Committee and the Trustee agree otherwise in writing, the income or loss allocable to excess deferrals shall be determined by multiplying the income or loss allocable to the Participant's elective contributions for the Plan Year ending within such preceding taxable year by a fraction, the numerator of which is the excess deferrals on behalf of the Participant for such preceding taxable year and the denominator of which is the Participant's Retirement Savings Account balance attributable to elective contributions on the Valuation Date coincident with or immediately before the last day of such preceding taxable year without regard to any income or loss occurring during such taxable year.

            1.1.5. Accounting for Excess Deferrals. Excess deferrals shall be distributed from the Participant's Retirement Savings Account.


            1.1.6. Orphaned Matching Contributions. If excess deferrals are distributed pursuant to this Section 1.1, applicable matching contributions under Section 3.3 of the Plan Statement shall be treated as forfeitures and reallocated as provided in Section 6.2 of the Plan Statement.


                                   SECTION 2

                           SECTION 401(k) COMPLIANCE

2.1.       Section 401(k) Compliance.


            2.1.1. Safe Harbor Compliance. If the Plan satisfies the requirements of section 401(k)(12) of the Code for any Plan Year beginning after December 31, 1998, the provisions of this Section 2.1 of Appendix D shall not apply to the Plan for such Plan Year.


            2.1.2. Special Definitions. For purposes of this Section 2, the following special definitions shall apply:

           (a) An eligible employee means an individual who is entitled to provide a Retirement Savings Election for all or a part of the Plan Year (whether or not the individual does so).

           (b) An eligible Highly Compensated Employee means an eligible employee who is a Highly Compensated Employee.


           (c) Deferral percentage means the ratio (calculated separately for each eligible employee) of:


                        (i) the total amount, for the Plan Year, of Employer contributions credited to the eligible employee's Retirement Savings Account excluding any Employer contributions to the Retirement Savings Account used in determining the contribution percentage in Section 3.1.2(c)(i), to

                        (ii) the eligible employee's Recognized Compensation for the portion of such Plan Year that the employee is an eligible employee.

                        For this purpose, Employer contributions will be considered made in the Plan Year if they are allocated as of a date during such Plan Year and are delivered to the Trustee within twelve (12) months after the end of such Plan Year.

           (d) Average deferral percentage means, for a specified group of eligible employees for the Plan Year, the average of the deferral percentages for all eligible employees in such group.

           2.1.3. Special Rules. For purposes of this Section 2.1, the following special rules apply:


           (a) Rounding. The deferral percentage of each eligible employee and the average deferral percentage for each group of eligible employees shall be calculated to the nearest one-hundredth of one percent.

           (b) Multiple Plans. In the case of an eligible Highly Compensated Employee who participates in any other plan of the Employer and Affiliates (other than an employee stock ownership plan described in sections 409(a) and 4975(e)(7) of the Code) to which Employer contributions are made on behalf of the eligible Highly Compensated Employee pursuant to a salary reduction agreement, all such Employer contributions shall be aggregated for purposes of determining the eligible Highly Compensated Employee's deferral percentage; provided, however, that such Employer contributions made under an employee stock ownership plan shall not be aggregated.

           (c) Permissive Aggregation. If this Plan satisfies the requirements of sections 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section 2.1 shall be applied by determining the average deferral percentage of eligible employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy section 401(k) of the Code only if they have the same Plan Year and use the same 401(k) testing method.


            2.1.4. The 401(k) Tests. Notwithstanding the foregoing provisions, at least one of the following two (2) tests must be satisfied for each Plan Year:


            Test 1: The average deferral percentage for the group of eligible Highly Compensated Employees for the current Plan Year is not more than the average deferral percentage of all other eligible employees for the current Plan Year multiplied by one and twenty-five hundredths (1.25).

            Test 2: The excess of the average deferral percentage for the group of eligible Highly Compensated Employees for the current Plan Year over the average deferral percentage of all other eligible employees for the current Plan Year is not more than two (2) percentage points, and the average deferral percentage for the group of eligible Highly Compensated Employees for the current Plan Year is not more than the average deferral percentage of all other eligible employees for the current Plan Year multiplied by two (2).

The Committee may, however, elect in accordance with further guidance issued by the Secretary of the Treasury to substitute the average deferral percentage of all other eligible employees for the preceding Plan Year for the average deferral percentage of all other eligible employees for the current Plan Year in Tests 1 and 2 above. Any election made by the Committee to use the average deferral percentage of all other eligible employees for the preceding Plan Year in Tests 1 and 2 above, may only be changed in the manner prescribed by the Secretary of the Treasury.

            2.1.5. Preventative Action Prior to Plan Year End. If the Committee determines that neither of the tests described in Section 2.1.4 will be satisfied (or may not be satisfied) for a Plan Year, then during such Plan Year, the Committee may from time to time establish (and modify) a maximum amount of contributions that can be made pursuant to a Retirement Savings Election by eligible Highly Compensated Employees that is less than the amount that would otherwise be permitted. No contributions shall be permitted to be made in excess of that maximum after the date such maximum is effective. The Committee shall prescribe rules concerning such modifications, including the frequency of applying the tests described in Section 2.1.4 and the commencement and termination dates for any modifications.

2.2.    Distribution of Excess Contributions.


        2.2.1. In General. Notwithstanding any other provision of the Plan Statement, excess contributions for a Plan Year, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of the following Plan Year, to eligible Highly Compensated Employees as determined in this Section.

        2.2.2.        Determining Excess Contributions. For purposes of this
Section 2.2, excess contributions shall mean, with respect to any Plan Year, the excess of:


        (a) the aggregate amount of Employer contributions taken into account in computing the average deferral percentage of eligible Highly Compensated Employees for such Plan Year, over

        (b)           the maximum amount of such contributions permitted by the
                      section 401(k) test described in Section 2.1 of this Appendix. Such maximum amount of contributions shall be determined by reducing (not distributing) eligible Highly Compensated Employees' contributions as follows:

                       (i) The contributions made pursuant to a Retirement Savings Election of the eligible Highly Compensated Employee who has the highest deferral percentage (as defined in Section 2.1 of this Appendix) shall be reduced by the amount required to cause such eligible Highly Compensated Employee's deferral percentage to equal the next highest deferral percentage of an eligible Highly Compensated Employee.

                       (ii) If neither the tests is satisfied after such reduction, the contributions made pursuant to a Retirement Savings Election of the eligible Highly Compensated Employees who then have the highest deferral percentage (including those eligible Highly Compensated Employees whose contributions were reduced under (i) above) shall be reduced by the amount required to cause such eligible Highly Compensated Employees' deferral percentage to equal the next highest deferral percentage of an eligible Highly Compensated Employee.

                       (iii) If neither of the tests is satisfied after such reduction, this method of reduction shall be repeated one or more additional times until one of the tests is satisfied.

        2.2.3. Method of Distributing Excess Contributions. Excess contributions, plus any income and minus any loss allocable thereto, shall be distributed from the Retirement Savings Account. The amount of excess contributions to be distributed on behalf of each eligible Highly Compensated Employee for the Plan Year shall be equal to the amount of reduction determined as follows:

        (a) The contributions made pursuant to a Retirement Savings Election of the eligible Highly Compensated Employee who has the highest dollar amount of such contributions shall be reduced by the amount required to cause such eligible Highly Compensated Employee's contributions to equal the next highest dollar amount contributed by eligible Highly Compensated Employees (and the amount credited pursuant to Section 3.2 of the Plan Statement shall be reduced accordingly).

        (b) If any excess contributions remain after performing (a), then the eligible Highly Compensated Employees who have the next highest dollar amount of contributions made pursuant to a Retirement Savings Election (including those eligible Highly Compensated Employees reduced under
                       (a) above) shall be reduced by the amount required to cause such eligible Highly Compensated Employees' contributions to equal the next highest dollar amount contributed by eligible Highly Compensated Employees (and the amount credited pursuant to Section 3.2 of the Plan Statement shall be reduced accordingly).


        (c) If any excess contributions remain after performing (a) and (b), this method of reduction shall be repeated one or more additional times until no excess contributions remain.

Provided, however, if the total amount of reduction determined in (a), (b) and
(c) would be greater than the amount of excess contributions, then the final reduction amount shall be decreased so that the total amount of reductions equals the amount of excess contributions.

        2.2.4. Determination of Income or Loss. The excess contributions to be distributed to any eligible Highly Compensated Employee shall be adjusted for income or loss. Unless the Committee and the Trustee agree otherwise in writing, the income or loss allocable to excess contributions to be distributed shall be determined by multiplying the income or loss allocable to the eligible Highly Compensated Employee's elective contributions for the Plan Year by a fraction, the numerator of which is the excess contributions to be distributed to the eligible Highly Compensated Employee for the Plan Year and the denominator of which is the eligible Highly Compensated Employee's account balances attributable to elective contributions on the last day of the Plan Year, without regard to any income or loss occurring during such Plan Year.

        2.2.5. Orphaned Matching Contributions. If excess contributions are distributed pursuant to this Section 2.2, applicable matching contributions under Section 3.3 of the Plan Statement shall be treated as forfeitures and reallocated as provided in Section 6.2 of the Plan Statement.

2.3.     Section 401(k) Curative Allocation.


         2.3.1. Amount and Eligibility. If neither of the section 401(k) tests set forth in Section 2.1 of this Appendix has been satisfied and a distribution of "excess contributions" has not been made pursuant to Section 2.2 of this Appendix, then the Employer shall make a discretionary contribution for that Plan Year. Forfeitures shall not be included in this allocation. Only those Participants who were not eligible Highly Compensated Employees for that Plan Year and for whom some contribution was made pursuant to Section 3.2 of the Plan Statement for such Plan Year shall share in such allocation. This allocation shall be made first to the Participant with the least amount of compensation and then, in ascending order of compensation, to other Participants. The amount of the Employer discretionary contribution to be so allocated shall be that amount required to cause the Plan to satisfy either of the section 401(k) tests set forth in Section 2.1 of this Appendix for the Plan Year; provided, however, that in no case shall amounts be so allocated to cause a Participant's deferral percentage to exceed twenty percent (20%). Such Employer discretionary contribution shall be treated as elective contributions subject to section 1.401(k)-1(b)(5) of the Income Tax Regulations, which is incorporated herein.

         2.3.2. Crediting to Account. The Employer discretionary contribution which is so allocated to a Participant shall be allocated to that Participant's Retirement Savings Account for the Plan Year with respect to which it is made and, for the purposes of Section 4, shall be credited as soon as practicable after it is received by the Trustee.

                                   SECTION 3

                           SECTION 401(m) COMPLIANCE

3.1.       Section 401(m) Compliance.


         3.1.1. Safe Harbor Compliance. If the Plan satisfies the requirements of section 401(m)(11) of the Code for any Plan Year beginning after December 31, 1998, the provisions of this Section 3.1 of Appendix D shall not apply to the Plan for such Plan Year.


         3.1.2. Special Definitions. For purposes of this Section 3, the following special definitions shall apply:


         (a) An eligible employee means an individual who is eligible to receive an Employer matching contribution for any portion of the Plan Year (whether or not the individual does so).

         (b) An eligible Highly Compensated Employee means an eligible employee who is a Highly Compensated Employee.

           (c) Contribution percentage means the ratio (calculated separately for each eligible employee) of:


                     (i) the total amount, for the Plan Year, of Employer contributions credited to the eligible employee's Employer Matching Account, and including, if the Committee elects, all or a portion of the amount of Employer contributions credited to the eligible employee's Retirement Savings Account, provided that the 401(k) compliance testing under Section
                             2.1 of this Appendix is satisfied both with and without exclusion of such Employer contributions, to

                      (ii) the eligible employee's Recognized Compensation for the portion of such Plan Year that the employee is an eligible employee.

                      For this purpose, Employer contributions will be considered made in the Plan Year if they are allocated as of a date during such Plan Year and are delivered to the Trustee within twelve (12) months after the end of such Plan Year.

           (d) Average contribution percentage means, for a specified group of eligible employees for the Plan Year, the average of the contribution percentages for all eligible employees in such group.

           3.1.3. Special Rules. For purposes of this Section 3.1, the following special rules apply:


           (a) Rounding. The contribution percentage of each eligible employee and the average contribution percentage for each group of eligible employees shall be calculated to the nearest one-hundredth of one percent.

           (b) Multiple Plans. In the case of an eligible Highly Compensated Employee who participates in any other plan of the Employer and Affiliates (other than an employee stock ownership plan described in sections 409(a) and 4975(e)(7) of the Code) to which Employer matching contributions are made on behalf of the eligible Highly Compensated Employee, all such Employer matching contributions, and if used to determine the contribution percentage of eligible employees, Employer contributions made pursuant to a salary reduction agreement shall be aggregated for purposes of determining the eligible Highly Compensated Employee's contribution percentage; provided, however, that such Employer contributions made under an employee stock ownership plan shall not be aggregated.


           (c) Permissive Aggregation. If this Plan satisfies the requirements of sections 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section 3.1 shall be applied by determining the average contribution percentage of eligible employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy section 401(m) of the Code only if they have the same Plan Year and they use the same 401(m) testing method.


           3.1.4. The 401(m) Tests. Notwithstanding the foregoing provisions, at least one of the following two tests must be satisfied for each Plan Year:


           Test 1: The average contribution percentage for the group of eligible Highly Compensated Employees for the current Plan Year is not more than the average contribution percentage of all other eligible employees for the current Plan Year multiplied by one and twenty-five hundredths (1.25).

           Test 2: The excess of the average contribution percentage for the group of eligible Highly Compensated Employees for the current Plan Year over the average contribution percentage of all other eligible employees for the current Plan Year is not more than two (2) percentage points, and the average contribution percentage for the group of eligible Highly Compensated Employees for the current Plan Year is not more than the average contribution percentage of all other eligible employees for the current Plan Year multiplied by two (2).

The Committee may, however, elect in accordance with further guidance issued by the Secretary of the Treasury to substitute the average contribution percentage of all other eligible employees for the preceding Plan Year for the average contribution percentage of all other eligible employees for the current Plan Year in Tests 1 and 2 above. Any election made by the Committee to use the average contribution percentage of all other eligible employees for the preceding Plan Year in Tests 1 and 2 above may only be changed in the manner prescribed by the Secretary of the Treasury.

           To the extent prescribed under regulations issued by the Secretary of the Treasury, for a Plan Year in which Test 1 is not satisfied for the section 401(k) test in Section 2.1 of this Appendix, nor is Test 1 satisfied for the 401(m) test in this Section 3.1, the sum of the actual deferral percentage and the average contribution percentage of the eligible Highly Compensated Employees must not exceed the "aggregate limit" defined below.

           "Aggregate limit" shall mean the greater of (a) or (b):

           (a)         The sum of:


                       (i) 125 percent of the greater of the average deferral percentage or the average contribution percentage of eligible non-Highly Compensated Employees for the Plan Year, plus


                       (ii) two percentage points plus the lesser of the average deferral percentage or the average contribution percentage of eligible non-Highly Compensated Employees for the Plan Year (in no event, however, shall this amount exceed two times the lesser of such average deferral percentage or such average contribution percentage), or

           (b)             The sum of:


                           (i) 125 percent of the lesser of the average deferral percentage or the average contribution percentage of eligible non-Highly Compensated Employees for the Plan Year, plus


                           (ii) two percentage points plus the greater of the average deferral percentage or the average contribution percentage of eligible non-Highly Compensated Employees for the Plan Year (in no event, however, shall this amount exceed two times the greater of such average deferral percentage or such average contribution percentage).

            3.1.5. Preventative Action Prior to Plan Year End. If the Committee determines that neither of the tests described in Section 3.1.4 will be satisfied (or may not be satisfied) for a Plan Year, then during such Plan Year, the Committee may from time to time establish (and modify) maximums for Employer matching contributions of eligible Highly Compensated Employees that are less than the contributions which would otherwise be permitted or provided. No Employer matching contributions shall be made in excess of such maximums after the date such maximums are effective. The Committee shall prescribe rules concerning such modifications, including the frequency of applying the tests designed in Section 3.1.4 and the commencement and termination dates for any modifications.

3.2.        Distribution of Excess Aggregate Contributions.


            3.2.1. In General. Notwithstanding any other provision of the Plan Statement, excess aggregate contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of the following Plan Year to eligible Highly Compensated Employees as determined in this Section.

            3.2.2. Determining Excess Aggregate Contributions. For purposes of this Section, excess aggregate contributions shall mean, with respect to any Plan Year, the excess of:


           (a) the aggregate amount of contributions taken into account in computing the average contribution percentage of eligible Highly Compensated Employees for such Plan Year, over

           (b) the maximum amount of such contributions permitted by the section 401(m) tests described in Section 3.1 of this Appendix. Such maximum amount of contributions shall be determined by reducing (not distributing) eligible Highly Compensated Employees' contributions as follows:

                   (i) The Employer matching contributions for the eligible Highly Compensated Employee who has the highest contribution percentage shall be reduced by the amount required to cause such eligible Highly Compensated Employee's contribution percentage to equal the next highest contribution percentage of an eligible Highly Compensated Employee.

                   (ii) If neither of the tests is satisfied after such reduction, the Employer matching contributions for eligible Highly Compensated Employees who then have the highest contribution percentage (including those reduced under (i) above) shall be reduced by the amount required to cause such eligible Highly Compensated Employees' contribution percentage to equal the next highest contribution percentage of an eligible Highly Compensated Employee.

                   (iii) If neither of the tests is satisfied after such reductions, this method of reduction shall be repeated one or more additional times until one of the tests is satisfied.

            3.2.3. Distribution of Excess Aggregate Contributions. Excess aggregate contributions, plus any income and minus any loss allocable thereto, shall be distributed from the Participant's Employer Matching Account (and, if applicable, the Participant's Retirement Savings Account) in proportion to the Participant's Employer matching contributions, and if used to determine the contribution percentage under Section 3.1 of this Appendix, elective contributions for the Plan Year. The amount of excess aggregate contributions to be distributed on behalf of each eligible Highly Compensated Employee for the Plan Year shall be equal to the amount of reduction determined as follows:

           (a) The Employer matching contributions of the eligible Highly Compensated Employee who has the highest dollar amount of such contributions shall be reduced by the amount required to cause such eligible Highly Compensated Employee's contributions to equal the next highest dollar amount received by eligible Highly Compensated Employees.

           (b) If any excess aggregate contributions remain after performing (a), then the eligible Highly Compensated Employees who have the next highest dollar amount of Employer matching contributions (including those reduced under (a) above) shall be reduced by the amount required to cause such eligible Highly Compensated Employees' contributions to equal the next highest dollar amount received by eligible Highly Compensated Employees.

           (c) If any excess aggregate contributions remain after performing (a) and (b), this method of reduction shall be repeated one or more additional times until no excess aggregate contributions remain.

Provided, however, if the total amount of reduction determined in (a) through
(c) would be greater than the amount of excess aggregate contributions, then the final reduction amount shall be decreased so that the total amount of reductions equals the amount of excess aggregate contributions.

     3.2.4. Determination of Income or Loss. The excess aggregate contributions to be distributed to any eligible Highly Compensated Employee shall be adjusted for income or loss. Unless the Committee and the Trustee agree otherwise in writing, the income or loss allocable to excess aggregate contributions to be distributed shall be determined by multiplying the income or loss allocable to the eligible Highly Compensated Employee's Employer matching contributions (to the extent used to determine the eligible Highly Compensated Employee's contribution percentage under Section 3.1 of this Appendix), and if used to determine an eligible Highly Compensated Employee's contribution percentage under Section 3.1 of this Appendix, elective contributions for the Plan Year by a fraction, the numerator of which is the excess aggregate contributions to be distributed to the eligible Highly Compensated Employee for the Plan Year and the denominator of which is the sum of the eligible Highly Compensated Employee's account balances attributable to Employer matching contributions and such elective contributions on the last day of the Plan Year, without regard to any income or loss occurring during such Plan Year.

     3.2.5. Special Rule for Partial Vesting. If the Participant is not fully (100%) Vested in the Employer Matching Account as of the last day of the Plan Year to which the excess aggregate contributions relate, then the distribution of the Participant's excess aggregate contributions under this Section shall be deemed to have been distributed from the fully (100%) Vested portion of the Employer Matching Account and such Account shall become Vested in accordance with the special rule for partial distributions in Section 5.1.4. To the extent the excess aggregate contributions exceed the fully (100%) Vested portion of the Participant's Employer Matching Account, the excess aggregate contributions shall be forfeited and reallocated as provided in Section 6.2.

     3.2.6. Special Rule for Nonvested Account. If the Participant is not Vested in the Employer Matching Account as of the last day of the Plan Year to which the excess aggregate contributions relate, then the excess aggregate contributions shall be forfeited and reallocated as provided in Section 6.2.

     3.2.7. Orphaned Matching Contributions. If elective contributions treated as excess aggregate contributions are distributed pursuant to this Section 3.2, applicable matching contributions under Section 3.3 of the Plan Statement shall be treated as forfeitures and reallocated as provided in Section 6.2.

3.3. Section 401(m) Curative Allocation.

     3.3.1. Amount and Eligibility. If neither of the section 401(m) tests set forth in Section 3.1 of this Appendix has been satisfied and a distribution of "excess aggregate contributions" has not been made pursuant to Section 3.2 of this Appendix, then the Employer shall make an additional matching contribution for that Plan Year. Forfeitures shall not be included in this allocation. Only those Participants who were not eligible Highly Compensated Employees for that Plan Year and who were entitled to receive an Employer matching contribution shall share in such allocation. This allocation shall be made first to the Participant with the least amount of compensation and then, in ascending order of compensation, to other Participants. The amount of the Employer matching contribution to be so allocated shall be that amount required to cause the Plan to satisfy either of the section 401(m) tests set forth in
Section 3.1 of this Appendix for the Plan Year.

     3.3.2. Crediting to Account. The Employer matching contribution which is so allocated to a Participant shall be allocated to that Participant's Employer Matching Account for the Plan Year with respect to which it is made and, for the purposes of Section 4, shall be credited as soon as practicable after it is received by the Trustee.

                                  APPENDIX E

                            PARSONS ELECTRIC, INC.


     WHEREAS, Parsons Electric, Inc., a Minnesota corporation (the "Adopting Affiliate"), is an affiliate of Nationwide Electric, Inc., a Delaware corporation (the "Principal Sponsor");

     WHEREAS, the Adopting Affiliate sponsors a profit sharing plan for its eligible employees known as the "PARSONS ELECTRIC CO. PROFIT SHARING PLAN" and maintained under a document entitled "PARSONS ELECTRIC CO. PROFIT SHARING PLAN & TRUST" (collectively, the "Parsons Profit Sharing Plan");

     WHEREAS, the Adopting Affiliate sponsors a money purchase pension plan for its eligible employees known as the "PARSONS ELECTRIC CO. MONEY PURCHASE PENSION PLAN" and maintained under a document entitled "PARSONS ELECTRIC CO. MONEY PURCHASE PENSION PLAN" (collectively, the "Parsons Pension Plan");

     WHEREAS, The Principal Sponsor has established an earnings reduction profit sharing plan known as the "BRACKNELL CORPORATION RETIREMENT SAVINGS PLAN FOR U.S. EMPLOYEES" (the "Bracknell Plan") and maintained under a document entitled "BRACKNELL CORPORATION RETIREMENT SAVINGS PLAN FOR U.S. EMPLOYEES (2000)" (the "Bracknell Plan Statement");

                              I. MERGER OF PLANS

     WHEREAS, The Principal Sponsor and the Adopting Affiliate wish to merge the Parsons Profit Sharing Plan and the Parsons Pension Plan with and into the Bracknell Plan and the process of such merger will include the merger of the trust assets of the Parsons Profit Sharing Plan and the Parsons Pension Plan with and into the trust assets of the Bracknell Plan as of September 1, 2000.

     NOW, THEREFORE, BE IT RESOLVED, That the merger of the Parsons Profit Sharing Plan and the Parsons Pension Plan with and into the Bracknell Plan is hereby approved.

                   II. ADOPTION OF BRACKNELL PLAN STATEMENT

     WHEREAS, Pursuant to Section 9.4 of the Bracknell Plan Statement, the Adopting Affiliate may adopt the Bracknell Plan Statement with the consent of the Principal Sponsor;

     WHEREAS, The Adopting Affiliate desires to adopt the Bracknell Plan Statement for its eligible employees as amended with respect to the Adopting Affiliate.

     NOW, THEREFORE, BE IT RESOLVED, That the Adopting Affiliate adopts the Bracknell Plan Statement effective as of September 1, 2000, as amended with respect to the Adopting Affiliate and subject to the consent of the Principal Sponsor.

1.   GUST TRANSITIONAL RULES. Notwithstanding the general effective date of
Section 1.1.9, the following Sections of the Plan Statement shall have an earlier effective date as to the Adopting Affiliate:

USERRA. Section 1.2 of the Plan Statement shall be effective for all veterans rehired on or after December 12, 1994.

Special Rule for Determining Highly Compensated Employees. Section 1.1.16 of the Plan Statement is effective January 1, 1997. For purposes of determining which employees are Highly Compensated Employees (as defined in Section 1.1.16) for the Plan Year ending December 31, 1997, "compensation" means compensation within the meaning of section 415(c)(3) of the Code, but including amounts contributed by the Employer and all Affiliates pursuant to a salary reduction agreement which are excludable from the employee's gross income under sections 125, 132(f), 402(e)(3), 402(h)(1)(B) or 403(b) of the Code (for later years, such amounts are included in compensation as defined in section 415(c)(3) of the
Code).

Family Aggregation Rules. Section 1.1.27(i) of the Plan Statement shall be effective for purposes of determining a Participant's Recognized Compensation for Plan Years beginning on or after January 1, 1997.

Exception for Small Amounts. Sections 7.1.1(a), 7.1.4(a) and 7.3.3(a) of the Plan Statement of the Plan Statement are effective as of September 1, 2000; provided, however, that no mandatory cash-outs have been made under the Parsons Profit Sharing Plan or the Parsons Pension Plan or their predecessors since their original effective dates, notwithstanding anything to the contrary in any prior plan statement.

Appendix A, Limitation on Annual Additions and Annual Benefits. Appendix A to the Plan Statement is effective January 1, 1995.

2. EMPLOYEE DEFERRALS. Effective for all employee elective contributions made by the Adopting Affiliate on or after September 1, 2000, Section 2.5 of the Plan Statement shall be amended as to the Adopting Affiliate to read in full as follows:

2.5. Retirement Savings Election.

     2.5.1. Participant Election. Subject to the following rules, the Retirement Savings Election of each Participant shall provide for elective contributions through a reduction equal to not less than one percent (1%) nor more than seven percent (7%) of the amount of Recognized Compensation which otherwise would be paid to the Participant by the Employer each payday.

     2.5.2. Rules and Limitations. Notwithstanding the above, retirement savings contributions under the Plan and any other plan of the Employer and Affiliates for that Participant's taxable year shall not exceed the dollar limit in effect for that taxable year under section 402(g) of the Code (which is $10,500 for 2000 and is adjusted under the Code for cost-of-living increases). The Committee may, from time to time under rules, change the minimum and maximum allowable retirement savings contributions. The reductions in earnings for retirement savings contributions elected by the Participant shall be made by the Employer from the Participant's remuneration each payday on and after the Enrollment Date for so long as the Retirement Savings Election remains in effect. The Committee shall specify the method (including telephonic, electronic or similar methods) of providing or modifying a Retirement Savings Election and all procedures for providing and accepting Retirement Savings Elections and notices, including requirements for advance notice.

3. EMPLOYER MATCHING CONTRIBUTIONS. Effective for all Employer matching contributions made by the Adopting Affiliate on or after September 1, 2000,
Section 3.3.1 of the Plan Statement shall be amended as to the Adopting Affiliate to read in full as follows:

     3.3.1. Required Matching Contributions. The Employer shall not be obligated to make any required matching contributions under this Section 3.3.1.

4. EMPLOYER PROFIT SHARING CONTRIBUTIONS. Effective for all Employer profit sharing contributions made by the Adopting Affiliate on or after September 1, 2000, Section 3.4 of the Plan Statement shall be amended as to the Adopting Affiliate to read in full as follows:

3.4. Profit Sharing Contributions.

     3.4.1. Fixed Annual Contribution.

     (a) Amount. The amount of the Employer contribution made for each eligible Participant (as defined under Section 3.5) for each Plan Year shall be equal to three percent (3%) of the eligible Participant's Recognized Compensation. Such contributions shall be delivered to the Trustee for deposit in the Fund not later than the time prescribed by federal law (including extensions) for filing the federal income tax return of the Employer for the taxable year in which the Plan Year ends.

     (b) Crediting to Accounts. The Employer contribution which is made with respect to an eligible Participant shall be allocated to that Participant's Employer Profit Sharing Account (in a special subaccount called the Fixed Contribution Account) for the Plan Year with respect to which it is made and, for the purposes of Section 4, shall be credited as soon as practicable after it is received by the Trustee.

     3.4.2. Discretionary Profit Sharing Contribution.

     (a) Amount. The Employer may (but shall not be required to) make discretionary profit sharing contributions from year to year during the continuance of the Plan in such amounts as the Employer shall from time to time determine. Such contributions shall be delivered to the Trustee for deposit in the Fund not later than the time prescribed by federal law (including extensions) for filing the federal income tax return of the Employer for the taxable year in which the Plan Year ends.

     (b) Allocation. The contribution, if any, made by the Employer for a given Plan Year shall be allocated to the Employer Profit Sharing Accounts of eligible Participants (as defined under Section 3.5) in the ratio which the Recognized Compensation of each such eligible Participant for the Plan Year bears to the Recognized Compensation for such Plan Year of all such eligible Participants. The Employer discretionary contribution which is made with respect to a Participant shall be allocated to that Participant's Employer Profit Sharing Account for the Plan Year with respect to which it is made and, for purposes of Section 4, shall be credited as soon as practicable after it is received by the Trustee.

     3.4.3. Advance Contributions. If the Employer shall make and designate a discretionary contribution for allocation as of an Annual Valuation Date which is subsequent to the actual date of contribution, then:

            (i) such contribution will be segregated for investment purposes by the Trustee from the other assets of the Fund until such subsequent Annual Valuation Date, and

            (ii) the amount of such segregated contribution (adjusted for gains or losses) shall be allocated as of such Annual Valuation Date as if it were an Employer contribution made in fact on that Annual Valuation Date.

5. TRANSITIONAL RULE FOR CONDITIONS TO RECEIVING A FIXED PROFIT SHARING CONTRIBUTION. Effective for determining who is an "eligible Participant" under
Section 3.5 of the Plan Statement (who is eligible to receive a fixed Employer contribution under Section 3.4.1 of the Plan Statement) for the Plan Year ending December 31, 2000, a Participant shall be deemed an "eligible Participant" for such Plan Year if such Participant would have satisfied the conditions for receiving an Employer contribution under the Parsons Pension Plan for such Plan Year.

6.   VESTING OF FIXED CONTRIBUTION ACCOUNTS. Effective September 1, 2000,
Section 5.2 of the Plan Statement shall be amended as to the Adopting Affiliate to read in full as follows:

5.2. Other Accounts. Each Participant's Retirement Savings Account, Rollover Account, and Transfer Account shall be fully (100%) vested at all times. In addition, each Participant's Fixed Contribution Account (a subaccount of the Employer Profit Sharing Account) shall be fully (100%) vested at all times.

7. IN-SERVICES DISTRIBUTIONS. Effective September 1, 2000, Section 7.2 of the Plan Statement shall be amended as to the Adopting Affiliate by the addition of the following new Section 7.2.3:

     7.2.3. No In-Service Distributions of Money Purchase Assets. Notwithstanding the provisions of this Section 7.2, no distributions shall be made available under Sections 7.2.1 or 7.2.2 with respect to any assets and liabilities transferred to this Plan from the Parsons Electric Co. Money Purchase Pension Plan, a money purchase pension plan qualified under section 401(a) of the Code.

8. SERVICE PRIOR TO BECOMING AN AFFILIATE. Effective for determining a Participant's Eligibility Service and Vesting Service under the Plan on or after September 1, 2000, Eligibility Service and Vesting Service shall include service with the Adopting Affiliate prior to the time such entity became an Affiliate of the Principal Sponsor.

9. SAVINGS CLAUSE. Save and except as hereinabove expressly amended, the Plan Statement shall continue in full force and effect as to the Adopting Affiliate.

                                  APPENDIX F

                           HENDERSON ELECTRIC, INC.


     WHEREAS, Henderson Electric, Inc., a Delaware corporation (the "Adopting Affiliate"), is an affiliate of Nationwide Electric, Inc., a Delaware corporation (the "Principal Sponsor");

     WHEREAS, the Adopting Affiliate sponsors a profit sharing plan for its eligible employees known as the "H B HOLDING COMPANY EMPLOYEES PROFIT SHARING PLAN" and maintained under a document entitled "H B HOLDING COMPANY EMPLOYEES PROFIT SHARING PLAN" (collectively, the "Henderson Plan");

     WHEREAS, The Principal Sponsor has established an earnings reduction profit sharing plan known as the "BRACKNELL CORPORATION RETIREMENT SAVINGS PLAN FOR U.S. EMPLOYEES" (the "Bracknell Plan") and maintained under a document entitled "BRACKNELL CORPORATION RETIREMENT SAVINGS PLAN FOR U.S. EMPLOYEES (2000)" (the "Bracknell Plan Statement");

                              I. MERGER OF PLANS

     WHEREAS, The Principal Sponsor and the Adopting Affiliate wish to merge the trust assets of the Henderson Plan attributable to the Adopting Affiliate's employees with and into the trust assets of the Bracknell Plan as of September 1, 2000.

     NOW, THEREFORE, BE IT RESOLVED, That the merger of the trust assets of the Henderson Plan attributable to the Adopting Affiliate's employees with and into the Bracknell Plan is hereby approved.

                   II. ADOPTION OF BRACKNELL PLAN STATEMENT

     WHEREAS, Pursuant to Section 9.4 of the Bracknell Plan Statement, the Adopting Affiliate may adopt the Bracknell Plan Statement with the consent of the Principal Sponsor;

     WHEREAS, The Adopting Affiliate desires to adopt the Bracknell Plan Statement for its eligible employees as amended with respect to the Adopting Affiliate.

     NOW, THEREFORE, BE IT RESOLVED, That the Adopting Affiliate adopts the Bracknell Plan Statement effective as of September 1, 2000, as amended with respect to the Adopting Affiliate and subject to the consent of the Principal Sponsor.

1.   GUST TRANSITIONAL RULES. Notwithstanding the general effective date of
Section 1.1.9, the following Sections of the Plan Statement shall have an earlier effective date as to the Adopting Affiliate:

USERRA. Section 1.2 of the Plan Statement shall be effective for all veterans rehired on or after December 12, 1994.

Special Rule for Determining Highly Compensated Employees. Section 1.1.16 of the Plan Statement is effective April 1, 1997. For purposes of determining which employees are Highly Compensated Employees (as defined in Section 1.1.16) for the Plan Year ending March 31, 1998, "compensation" means compensation within the meaning of section 415(c)(3) of the Code, but including amounts contributed by the Employer and all Affiliates pursuant to a salary reduction agreement which are excludable from the employee's gross income under sections 125, 132(f), 402(e)(3), 402(h)(1)(B) or 403(b) of the Code (for later years, such amounts are included in compensation as defined in section 415(c)(3) of the
Code).

Family Aggregation Rules. Section 1.1.27(i) of the Plan Statement shall be effective for purposes of determining a Participant's Recognized Compensation for Plan Years beginning on or after April 1, 1997.

Appendix A, Limitation on Annual Additions and Annual Benefits. Appendix A to the Plan Statement is effective April 1, 1995.

2. EMPLOYEE DEFERRALS. Effective for all employee elective contributions made by the Adopting Affiliate on or after September 1, 2000, Section 2.5 of the Plan Statement shall be amended as to the Adopting Affiliate to read in full as follows:

1.5. Retirement Savings Election.

     1.5.1. Participant Election. Subject to the following rules, the Retirement Savings Election of each Participant shall provide for elective contributions through a reduction equal to not less than one percent (1%) nor more than five percent (5%) of the amount of Recognized Compensation which otherwise would be paid to the Participant by the Employer each payday.

     1.5.2. Rules and Limitations. Notwithstanding the above, retirement savings contributions under the Plan and any other plan of the Employer and Affiliates for that Participant's taxable year shall not exceed the dollar limit in effect for that taxable year under section 402(g) of the Code (which is $10,500 for 2000 and is adjusted under the Code for cost-of-living increases). The Committee may, from time to time under rules, change the minimum and maximum allowable retirement savings contributions. The reductions in earnings for retirement savings contributions elected by the Participant shall be made by the Employer from the Participant's remuneration each payday on and after the Enrollment Date for so long as the Retirement Savings Election remains in effect. The Committee shall specify the method (including telephonic, electronic or similar methods) of providing or modifying a Retirement Savings Election and all procedures for providing and accepting Retirement Savings Elections and notices, including requirements for advance notice.

3. EMPLOYER MATCHING CONTRIBUTIONS. Effective for all Employer matching contributions made by the Adopting Affiliate on or after September 1, 2000,
Section 3.3.1 of the Plan Statement shall be amended as to the Adopting Affiliate to read in full as follows:

     3.3.1. Required Matching Contributions. The Employer shall not be obligated to make any required matching contributions under this Section 3.3.1.

4. EMPLOYER PROFIT SHARING CONTRIBUTIONS. Effective for all Employer profit sharing contributions made by the Adopting Affiliate on or after September 1, 2000, Section 3.4 of the Plan Statement shall be amended as to the Adopting Affiliate to read in full as follows:

3.4. Profit Sharing Contributions.

     3.4.1. Fixed Annual Contribution.

     (a) Amount. The amount of the Employer contribution made for each Participant for each Plan Year shall be equal to three percent (3%) of the Participant's Recognized Compensation. Such contributions shall be delivered to the Trustee for deposit in the Fund not later than the time prescribed by federal law (including extensions) for filing the federal income tax return of the Employer for the taxable year in which the Plan Year ends.

     (b) Crediting to Accounts. The Employer contribution which is made with respect to a Participant shall be allocated to that Participant's Employer Profit Sharing Account for the Plan Year with respect to which it is made and, for the purposes of Section 4, shall be credited as soon as practicable after it is received by the Trustee.

     3.4.2. Discretionary Profit Sharing Contribution.

     (a) Amount. The Employer may (but shall not be required to) make discretionary profit sharing contributions from year to year during the continuance of the Plan in such amounts as the Employer shall from time to time determine. Such contributions shall be delivered to the Trustee for deposit in the Fund not later than the time prescribed by federal law (including extensions) for filing the federal income tax return of the Employer for the taxable year in which the Plan Year ends.

     (b) Allocation. The contribution, if any, made by the Employer for a given Plan Year shall be allocated to the Employer Profit Sharing Accounts of eligible Participants (as defined under Section 3.5) in the ratio which the Recognized Compensation of each such eligible Participant for the Plan Year bears to the Recognized Compensation for such Plan Year of all such eligible Participants. The Employer discretionary contribution which is made with respect to a Participant shall be allocated to that Participant's Employer Profit Sharing Account for the Plan Year with respect to which it is made and, for purposes of Section 4, shall be credited as soon as practicable after it is received by the Trustee.

     3.4.3. Advance Contributions. If the Employer shall make and designate a discretionary contribution for allocation as of an Annual Valuation Date which is subsequent to the actual date of contribution, then:

            (i) such contribution will be segregated for investment purposes by the Trustee from the other assets of the Fund until such subsequent Annual Valuation Date, and

            (ii) the amount of such segregated contribution (adjusted for gains or losses) shall be allocated as of such Annual Valuation Date as if it were an Employer contribution made in fact on that Annual Valuation Date.

5.   FULL VESTING UPON ATTAINMENT OF AGE 62. Effective September 1, 2000,
Section 5.1.2 of the Plan Statement shall be amended as to the Adopting Affiliate to read in full as follows:

     4.1.2. Full Vesting. Notwithstanding the foregoing, the entire Employer Matching Account and Employer Profit Sharing Account of each Participant shall be fully vested in the Participant upon the earliest occurrence of any of the following events while in the employment of the Employer or an Affiliate:

     (a)    the Participant's death,

     (b)    the Participant's attainment of age sixty-two (62),

     (c)    the occurrence of the Participant's Disability,

     (d) a partial termination of the Plan which is effective as to the Participant, or

     (e) a complete termination of the Plan or a complete discontinuance of Employer contributions hereto.

In addition, a Participant who is not in the employment of the Employer or an Affiliate upon a complete termination of the Plan or a complete discontinuance of Employer contributions hereto, shall be so fully vested if, on the date of such termination or discontinuance, such Participant has not had a "forfeiture event" as described in Section 6.2.1.

6. SERVICE PRIOR TO BECOMING AN AFFILIATE. Effective for determining a Participant's Eligibility Service and Vesting Service under the Plan on or after September 1, 2000, Eligibility Service and Vesting Service shall include service with the Adopting Affiliate prior to the time such entity became an Affiliate of the Principal Sponsor.

7. CHANGE IN PLAN YEAR TRANSITIONAL RULES. Effective for Plan Years beginning on or after April 1, 2000, all Plan Years shall end on December 31, 2000 and the following special transition rules shall apply to the Adopting Affiliate:

     (a) Eligibility Service. For purposes of determining an employee's Eligibility Service, the twelve (12) month period ending each March 31 which was used as a computation period under the prior plan statement shall be considered a Plan Year for purposes of determining computation periods under this Plan Statement if such computation period would be more favorable to the employee. This paragraph (a) shall apply only to employees who are employed by the Employer as of the Effective Date and shall not apply after December 31, 2001.

     (b) Highly Compensated Employee. For purposes of determining whether an employee is a Highly Compensated Employee for a Plan Year, the twelve
          (12) month periods ending on the following dates shall be considered Plan Years for purposes of computing compensation earned: March 31, 2000 and each prior March 31; and December 31, 2000 and each later December 31. Compensation earned during the period beginning January 1, 2000 and ending on March 31, 2000 shall be taken into account in the computation period ending March 31, 2000 and in the computation period ending December 31, 2000.

     (c) One-Year Break in Service. For purposes of determining whether an Employee has incurred a One-Year Break in Service, the twelve (12) month period ending each March 31 which was used as a computation period under the prior plan statement shall be considered a Plan Year for purposes of determining computation periods under this Plan Statement if such computation period would be more favorable to the employee. This paragraph (c) shall apply only to employees who are employed by the Employer as of the Effective Date.

     (d) Recognized Compensation. For purposes of determining Recognized Compensation, the remuneration paid to the Participant for the period beginning January 1, 2000 and ending March 31, 2000 shall be taken into account for the full Plan Year ending March 31, 2000 but shall not be taken into account for the short Plan Year ending December 31, 2000. The annual maximum limit for Recognized Compensation shall be prorated for the short Plan Year ending December 31, 2000.

     (e) Vesting Service. For purposes of determining an employee's Vesting Service, the twelve (12) month period ending each March 31 which was used as a computation period under the prior plan statement shall be considered a Plan Year for purposes of determining computation periods under this Plan Statement if such computation period would be more favorable to the employee. This paragraph (e) shall apply only to employees who are employed by the Employer as of the Effective Date.

     (f) (S) 415 Annual Additions. For purposes of determining (S) 415 compensation, remuneration attributable to the period beginning January 1, 2000 and ending March 31, 2000 shall be taken into account for the full Plan Year ending March 31, 2000 but shall not be taken into account for the short Plan Year ending December 31, 2000. The $30,000 annual addition limit shall be prorated for the short Plan Year ending December 31, 2000.

     (g) Adjustments. For purposes of determining make-up contributions for omitted participants and correcting mistaken contributions under
          Section 3.6, events attributable to the period beginning January 1, 2000 and ending March 31, 2000 shall be taken into account for the full Plan Year ending March 31, 2000 but shall not be taken into account for the short Plan Year ending December 31, 2000.

     (h) (S) 416 Top Heavy Plan Rules. For purposes of applying contingent top heavy plan rules, the period beginning January 1, 2000 and ending March 31, 2000 shall be taken into account for the full Plan Year ending March 31, 2000 but shall not be taken into account for the short Plan Year ending December 31, 2000. In determining compensation for purposes of applying the top heavy rules, all applicable compensation limits shall be prorated for the short Plan Year ending December 31, 2000. In determining eligibility for the minimum benefit under Section 3.3.1, any applicable hours of service requirement shall be prorated for the short Plan Year ending December 31, 2000.

8. SAVINGS CLAUSE. Save and except as hereinabove expressly amended, the Plan Statement shall continue in full force and effect as to the Adopting Affiliate.

                                  APPENDIX G

                        EAGLE ELECTRICAL SYSTEMS, INC.


     WHEREAS, Eagle Electrical Systems, Inc., an Ohio corporation (the "Adopting Affiliate"), is an affiliate of Nationwide Electric, Inc., a Delaware corporation (the "Principal Sponsor");

     WHEREAS, the Adopting Affiliate is a participating Employer in a profit sharing plan known as the "H B HOLDING COMPANY EMPLOYEES PROFIT SHARING PLAN" and maintained under a document entitled "H B HOLDING COMPANY EMPLOYEES PROFIT SHARING PLAN" (collectively, the "Henderson Plan");

     WHEREAS, The Principal Sponsor has established an earnings reduction profit sharing plan known as the "BRACKNELL CORPORATION RETIREMENT SAVINGS PLAN FOR U.S. EMPLOYEES" (the "Bracknell Plan") and maintained under a document entitled "BRACKNELL CORPORATION RETIREMENT SAVINGS PLAN FOR U.S. EMPLOYEES (2000)" (the "Bracknell Plan Statement");

                              I. MERGER OF PLANS

     WHEREAS, The Principal Sponsor and the Adopting Affiliate wish to merge the trust assets of the Henderson Plan attributable to the Adopting Affiliate's employees with and into the trust assets of the Bracknell Plan as of September 1, 2000.

     NOW, THEREFORE, BE IT RESOLVED, That the merger of the trust assets of the Henderson Plan attributable to the Adopting Affiliate's employees with and into the Bracknell Plan is hereby approved.

                   II. ADOPTION OF BRACKNELL PLAN STATEMENT

     WHEREAS, Pursuant to Section 9.4 of the Bracknell Plan Statement, the Adopting Affiliate may adopt the Bracknell Plan Statement with the consent of the Principal Sponsor;

     WHEREAS, The Adopting Affiliate desires to adopt the Bracknell Plan Statement for its eligible employees as amended with respect to the Adopting Affiliate.

     NOW, THEREFORE, BE IT RESOLVED, That the Adopting Affiliate adopts the Bracknell Plan Statement effective as of September 1, 2000, as amended with respect to the Adopting Affiliate and subject to the consent of the Principal Sponsor.

1.   GUST TRANSITIONAL RULES. Notwithstanding the general effective date of
Section 1.1.9, the following Sections of the Plan Statement shall have an earlier effective date as to the Adopting Affiliate:

USERRA. Section 1.2 of the Plan Statement shall be effective for all veterans rehired on or after December 12, 1994.

Special Rule for Determining Highly Compensated Employees. Section 1.1.16 of the Plan Statement is effective April 1, 1997. For purposes of determining which employees are Highly Compensated Employees (as defined in Section 1.1.16) for the Plan Year ending March 31, 1998, "compensation" means compensation within the meaning of section 415(c)(3) of the Code, but including amounts contributed by the Employer and all Affiliates pursuant to a salary reduction agreement which are excludable from the employee's gross income under sections 125, 132(f), 402(e)(3), 402(h)(1)(B) or 403(b) of the Code (for later years, such amounts are included in compensation as defined in section 415(c)(3) of the
Code).

Family Aggregation Rules. Section 1.1.27(i) of the Plan Statement shall be effective for purposes of determining a Participant's Recognized Compensation for Plan Years beginning on or after April 1, 1997.

Appendix A, Limitation on Annual Additions and Annual Benefits. Appendix A to the Plan Statement is effective April 1, 1995.

2. ELIGIBILITY FOR PREVAILING WAGE CONTRIBUTIONS. Effective for all prevailing wage contributions made by the Adopting Affiliate on or after September 1, 2000,
Section 1.1.22 of the Plan Statement (definition of Participant) shall be amended as to the Adopting Affiliate by the addition of the following sentence at the end of that section:

An employee in Recognized Employment who has not become a Participant in the Plan in accordance with the provisions of Section 2 and who performs Prevailing Wage Work (as defined in Section 3.4.2(c)) shall be considered a Participant solely for the purpose of receiving a prevailing wage contribution under Section
3.4.2 and a distribution upon an Event of Maturity in accordance with the provisions of Section 7.

3. EMPLOYER MATCHING CONTRIBUTIONS. Effective for all Employer matching contributions made by the Adopting Affiliate on or after September 1, 2000,
Section 3.3.1 of the Plan Statement shall be amended as to the Adopting Affiliate to read in full as follows:

     3.3.1. Required Matching Contributions. The Employer shall not be obligated to make any required matching contributions under this Section 3.3.1.

4. EMPLOYER PROFIT SHARING CONTRIBUTIONS. Effective for all Employer profit sharing contributions made by the Adopting Affiliate on or after September 1, 2000,

Section 3.4 of the Plan Statement shall be amended as to the Adopting Affiliate to read in full as follows:

3.4. Profit Sharing Contributions.

     3.4.1. Fixed Annual Contribution.

     (a) Amount. The amount of the Employer contribution made for each Participant for each Plan Year shall be equal to three percent (3%) of the Participant's Recognized Compensation. Such contributions shall be delivered to the Trustee for deposit in the Fund not later than the time prescribed by federal law (including extensions) for filing the federal income tax return of the Employer for the taxable year in which the Plan Year ends.

     (b) Crediting to Accounts. The Employer contribution which is made with respect to a Participant shall be allocated to that Participant's Employer Profit Sharing Account for the Plan Year with respect to which it is made and, for the purposes of Section 4, shall be credited as soon as practicable after it is received by the Trustee.

     3.4.2. Prevailing Wage Contribution.

     (a) Amount. The amount of the Employer contribution made for each Plan Year for Prevailing Wage Work (as defined in (c) below) performed by a Qualified Participant (as defined in (d) below) shall be determined in accordance with the following provisions. Specifically, for each Hour of Active Service (as defined in (e) below) performed by a Qualified Participant both for an Employer and for Prevailing Wage Work, the Employer will contribute to the Plan an amount equal to the difference between (1) the total fringe benefit rate otherwise required for such Hour of Active Service under the applicable prevailing wage law and (2) all contributions made to fringe benefit (e.g., medical) plans other than this Plan for such Hour of Active service by the Employer; provided that, notwithstanding the foregoing, the amount contributed for such Hour of Active service will be $0.25 (twenty-five cents) if such Hour of Active Service is for Prevailing Wage Work subject to the Federal Davis-Bacon Act (40 U.S.C.(S)(S) 276) and performed as an apprentice. Such contributions shall be delivered to the Trustee for deposit in the Fund not later than the time prescribed by federal law (including extensions) for filing the federal income tax return of the Employer for the taxable year in which the Plan Year ends. A Qualified Participant's share of any Employer profit sharing contributions made for a Plan Year under Sections 3.4.1 or 3.4.3 shall be reduced dollar for dollar by any contributions credited to such Participant's Account under this Section 3.4.2.

     (b) Crediting to Accounts. The Employer contribution which is made with respect to a Qualified Participant shall be allocated to that Qualified Participant's Employer Profit Sharing Account (in a special subaccount called the Prevailing Wage Account) for the Plan Year with respect to which it is made and, for the purposes of
            Section 4, shall be credited as soon as practicable after it is received by the Trustee.

     (c) Prevailing Wage Work. Prevailing Wage Work means work performed by a Participant which is subject to the prevailing wage standards of the Federal Davis-Bacon Act (40 U.S.C. (S)(S) 276) or an analogous state prevailing wage act under which a contribution to the Plan by an Employer will count towards meeting the total fringe benefit obligation of such Employer thereunder. The determination of whether a prevailing wage law meets such condition will be made by the Employer.

     (d) Qualified Participant. A Qualified Participant is any employee of the Employer who performs prevailing wage work and who is not and never has been a Highly Compensated Employee of the Employer. An employee need not have satisfied the eligibility requirements under
            Section 2 in order to become a Qualified Participant.

     (e) Hour of Active Service. An Hour of Active Service is an Hour of Service for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer.

     3.4.3. Discretionary Profit Sharing Contribution.

     (a) Amount. The Employer may (but shall not be required to) make discretionary profit sharing contributions from year to year during the continuance of the Plan in such amounts as the Employer shall from time to time determine. Such contributions shall be delivered to the Trustee for deposit in the Fund not later than the time prescribed by federal law (including extensions) for filing the federal income tax return of the Employer for the taxable year in which the Plan Year ends.

     (b) Allocation. The contribution, if any, made by the Employer for a given Plan Year shall be allocated to the Employer Profit Sharing Accounts of eligible Participants (as defined under Section 3.5) in the ratio which the Recognized Compensation of each such eligible Participant for the Plan Year bears to the Recognized Compensation for such Plan Year of all such eligible Participants. The Employer discretionary contribution which is made with respect to a Participant shall be allocated to that Participant's Employer Profit

            Sharing Account for the Plan Year with respect to which it is made and, for purposes of Section 4, shall be credited as soon as practicable after it is received by the Trustee.

     3.4.4. Advance Contributions. If the Employer shall make and designate a discretionary contribution for allocation as of an Annual Valuation Date which is subsequent to the actual date of contribution, then:

            (i) such contribution will be segregated for investment purposes by the Trustee from the other assets of the Fund until such subsequent Annual Valuation Date, and

            (ii) the amount of such segregated contribution (adjusted for gains or losses) shall be allocated as of such Annual Valuation Date as if it were an Employer contribution made in fact on that Annual Valuation Date.

5.   FULL VESTING UPON ATTAINMENT OF AGE 62. Effective September 1, 2000,
Section 5.1.2 of the Plan Statement shall be amended as to the Adopting Affiliate to read in full as follows:

     4.1.2. Full Vesting. Notwithstanding the foregoing, the entire Employer Matching Account and Employer Profit Sharing Account of each Participant shall be fully vested in the Participant upon the earliest occurrence of any of the following events while in the employment of the Employer or an Affiliate:

     (a)    the Participant's death,

     (b)    the Participant's attainment of age sixty-two (62),

     (c)    the occurrence of the Participant's Disability,

     (d) a partial termination of the Plan which is effective as to the Participant, or

     (e) a complete termination of the Plan or a complete discontinuance of Employer contributions hereto.

In addition, a Participant who is not in the employment of the Employer or an Affiliate upon a complete termination of the Plan or a complete discontinuance of Employer contributions hereto, shall be so fully vested if, on the date of such termination or discontinuance, such Participant has not had a "forfeiture event" as described in Section 6.2.1.

6.   VESTING OF PREVAILING WAGE ACCOUNTS. Effective September 1, 2000, Section
5.2 of the Plan Statement shall be amended as to the Adopting Affiliate to read in full as follows:

5.2. Other Accounts. Each Participant's Retirement Savings Account, Rollover Account, and Transfer Account shall be fully (100%) vested at all times. In addition, each Participant's Prevailing Wage Account (a subaccount of the Employer Profit Sharing Account) shall be fully (100%) vested at all times.

7. SERVICE PRIOR TO BECOMING AN AFFILIATE. Effective for determining a Participant's Eligibility Service and Vesting Service under the Plan on or after September 1, 2000, Eligibility Service and Vesting Service shall include service with the Adopting Affiliate prior to the time such entity became an Affiliate of the Principal Sponsor.

8. CHANGE IN PLAN YEAR TRANSITIONAL RULES. Effective for Plan Years beginning on or after April 1, 2000, all Plan Years shall end on December 31, 2000 and the following special transition rules shall apply to the Adopting Affiliate:

     (a) Eligibility Service. For purposes of determining an employee's Eligibility Service, the twelve (12) month period ending each March 31 which was used as a computation period under the prior plan statement shall be considered a Plan Year for purposes of determining computation periods under this Plan Statement if such computation period would be more favorable to the employee. This paragraph (a) shall apply only to employees who are employed by the Employer as of the Effective Date and shall not apply after December 31, 2001.

     (b) Highly Compensated Employee. For purposes of determining whether an employee is a Highly Compensated Employee for a Plan Year, the twelve
          (12) month periods ending on the following dates shall be considered Plan Years for purposes of computing compensation earned: March 31, 2000 and each prior March 31; and December 31, 2000 and each later December 31. Compensation earned during the period beginning January 1, 2000 and ending on March 31, 2000 shall be taken into account in the computation period ending March 31, 2000 and in the computation period ending December 31, 2000.

     (c) One-Year Break in Service. For purposes of determining whether an Employee has incurred a One-Year Break in Service, the twelve (12) month period ending each March 31 which was used as a computation period under the prior plan statement shall be considered a Plan Year for purposes of determining computation periods under this Plan Statement if such computation period would be more favorable to the employee. This paragraph (c) shall apply only to employees who are employed by the Employer as of the Effective Date.

     (d) Recognized Compensation. For purposes of determining Recognized Compensation, the remuneration paid to the Participant for the period beginning January 1, 2000 and ending March 31, 2000 shall be taken into account for the full Plan Year ending March 31, 2000 but shall not be taken into account for the short Plan Year ending December 31, 2000. The annual maximum limit for Recognized Compensation shall be prorated for the short Plan Year ending December 31, 2000.

     (e) Vesting Service. For purposes of determining an employee's Vesting Service, the twelve (12) month period ending each March 31 which was used as a computation period under the prior plan statement shall be considered a Plan Year for purposes of determining computation periods under this Plan Statement if such computation period would be more favorable to the employee. This paragraph (a) shall apply only to employees who are employed by the Employer as of the Effective Date.

     (f) (S) 415 Annual Additions. For purposes of determining (S) 415 compensation, remuneration attributable to the period beginning January 1, 2000 and ending March 31, 2000 shall be taken into account for the full Plan Year ending March 31, 2000 but shall not be taken into account for the short Plan Year ending December 31, 2000. The $30,000 annual addition limit shall be prorated for the short Plan Year ending December 31, 2000.

     (g) Adjustments. For purposes of determining make-up contributions for omitted participants and correcting mistaken contributions under
          Section 3.6, events attributable to the period beginning January 1, 2000 and ending March 31, 2000 shall be taken into account for the full Plan Year ending March 31, 2000 but shall not be taken into account for the short Plan Year ending December 31, 2000.

     (h) (S) 416 Top Heavy Plan Rules. For purposes of applying contingent top heavy plan rules, the period beginning January 1, 2000 and ending March 31, 2000 shall be taken into account for the full Plan Year ending March 31, 2000 but shall not be taken into account for the short Plan Year ending December 31, 2000. In determining compensation for purposes of applying the top heavy rules, all applicable compensation limits shall be prorated for the short Plan Year ending December 31, 2000. In determining eligibility for the minimum benefit under Section 3.3.1, any applicable hours of service requirement shall be prorated for the short Plan Year ending December 31, 2000.

9. SAVINGS CLAUSE. Save and except as hereinabove expressly amended, the Plan Statement shall continue in full force and effect as to the Adopting Affiliate.

                                  APPENDIX H

                             ALLISON-SMITH COMPANY

     WHEREAS, Allison-Smith Company, a Georgia corporation (the "Adopting Affiliate"), is an affiliate of Nationwide Electric, Inc., a Delaware corporation (the "Principal Sponsor");

     WHEREAS, the Adopting Affiliate sponsors an earnings reduction profit sharing plan for its eligible employees known as the "ALLISON-SMITH COMPANY PROFIT SHARING PLAN" and maintained under a document entitled "ALLISON-SMITH COMPANY PROFIT SHARING PLAN" (collectively, the "Allison-Smith Plan");

     WHEREAS, The Principal Sponsor has established an earnings reduction profit sharing plan known as the "BRACKNELL CORPORATION RETIREMENT SAVINGS PLAN FOR U.S. EMPLOYEES" (the "Bracknell Plan") and maintained under a document entitled "BRACKNELL CORPORATION RETIREMENT SAVINGS PLAN FOR U.S. EMPLOYEES (2000)" (the "Bracknell Plan Statement");

                              I. MERGER OF PLANS

     WHEREAS, The Principal Sponsor and the Adopting Affiliate wish to merge the Allison-Smith Plan with and into the Bracknell Plan and the process of such merger will include the merger of the trust assets of the Allison-Smith Plan with and into the trust assets of the Bracknell Plan as of September 1, 2000.

     NOW, THEREFORE, BE IT RESOLVED, That the merger of the Allison-Smith Plan with and into the Bracknell Plan is hereby approved.

                   II. ADOPTION OF BRACKNELL PLAN STATEMENT

     WHEREAS, Pursuant to Section 9.4 of the Bracknell Plan Statement, the Adopting Affiliate may adopt the Bracknell Plan Statement with the consent of the Principal Sponsor;

     WHEREAS, The Adopting Affiliate desires to adopt the Bracknell Plan Statement for its eligible employees as amended with respect to the Adopting Affiliate.

     NOW, THEREFORE, BE IT RESOLVED, That the Adopting Affiliate adopts the Bracknell Plan Statement effective as of September 1, 2000, as amended with respect to the Adopting Affiliate and subject to the consent of the Principal Sponsor.

1.   GUST TRANSITIONAL RULES. Notwithstanding the general effective date of
Section 1.1.9, the following Sections of the Plan Statement shall have an earlier effective date as to the Adopting Affiliate:

USERRA. Section 1.2 of the Plan Statement shall be effective for all veterans rehired on or after December 12, 1994.

Special Rule for Determining Highly Compensated Employees. Section 1.1.16 of the Plan Statement is effective July 1, 1997. For purposes of determining which employees are Highly Compensated Employees (as defined in Section 1.1.16) for the Plan Year ending June 30, 1998, "compensation" means compensation within the meaning of section 415(c)(3) of the Code, but including amounts contributed by the Employer and all Affiliates pursuant to a salary reduction agreement which are excludable from the employee's gross income under sections 125, 132(f), 402(e)(3), 402(h)(1)(B) or 403(b) of the Code (for later years, such amounts are included in compensation as defined in section 415(c)(3) of the Code).

Family Aggregation Rules. Section 1.1.27(i) of the Plan Statement shall be effective for purposes of determining a Participant's Recognized Compensation for Plan Years beginning on or after July 1, 1997.

Exception for Small Amounts. Sections 7.1.1(a), 7.1.4(a) and 7.3.3(a) of the Plan Statement of the Plan Statement are effective as of September 1, 2000; provided, however, that no mandatory cash-outs have been made under the Allison-Smith Plan or its predecessor since its original effective date, notwithstanding anything to the contrary in any prior plan statement.

Appendix A, Limitation on Annual Additions and Annual Benefits. Appendix A to the Plan Statement is effective July 1, 1995.

Appendix D, 401(k), 401(m) & 402(g) Compliance. Appendix D to the Plan Statement is effective July 1, 1997.

2. EMPLOYER MATCHING CONTRIBUTIONS. Effective for all Employer matching contributions made by the Adopting Affiliate on or after September 1, 2000,
Section 3.3.1 of the Plan Statement shall be amended as to the Adopting Affiliate to read in full as follows:

     3.3.1. Required Matching Contributions. The Employer shall not be obligated to make any required matching contributions under this Section 3.3.1.

3. DISTRIBUTIONS FROM ROLLOVER ACCOUNT. Effective September 1, 2000, the introductory paragraph to Section 7.2.1 of the Plan Statement shall be amended as to the Adopting Affiliate to read in full as follows:

     7.2.1. Age 59-1/2 Distributions and Distributions from Rollover Account. A Participant may receive a distribution while employed by the Employer from the vested portion of the Accounts listed in (b) below if the Participant has attained age fifty-nine and one-half (59-1/2) years; provided, however, that a Participant may receive a distribution of his Rollover Account at any time regardless of his age. To receive such a distribution, the Participant must apply to the Committee. In the application, the Participant shall specify the dollar amount to be distributed. Such distribution shall be approved by the Committee and such distribution shall be made in a lump sum cash payment as soon as administratively practicable following the approval of the application by the Committee.

4. SERVICE PRIOR TO BECOMING AN AFFILIATE. Effective for determining a Participant's Eligibility Service and Vesting Service under the Plan on or after September 1, 2000, Eligibility Service and Vesting Service shall include service with the Adopting Affiliate prior to the time such entity became an Affiliate of the Principal Sponsor.

5. CHANGE IN PLAN YEAR TRANSITIONAL RULES. Effective for Plan Years beginning on or after September 1, 2000, all Plan Years shall end on December 31, 2000 and the following special transition rules shall apply to the Adopting Affiliate:

     (a) Eligibility Service. For purposes of determining an employee's Eligibility Service, the twelve (12) month period ending each June 30 which was used as a computation period under the prior plan statement shall be considered a Plan Year for purposes of determining computation periods under this Plan Statement if such computation period would be more favorable to the employee. This paragraph (a) shall apply only to employees who are employed by the Employer as of the Effective Date and shall not apply after December 31, 2001.

     (b) Highly Compensated Employee. For purposes of determining whether an employee is a Highly Compensated Employee for a Plan Year, the twelve
          (12) month periods ending on the following dates shall be considered Plan Years for purposes of computing compensation earned: June 30, 2000 and each prior June 30; and December 31, 2000 and each later December 31. Compensation earned during the period beginning January 1, 2000 and ending on June 30, 2000 shall be taken into account in the computation period ending June 30, 2000 and in the computation period ending December 31, 2000.

     (c) One-Year Break in Service. For purposes of determining whether an Employee has incurred a One-Year Break in Service, the twelve (12) month period ending each June 30 which was used as a computation period under the prior plan statement shall be considered a Plan Year for purposes of determining computation periods under this Plan Statement if such computation period would be more favorable to the employee. This paragraph (c) shall apply only to employees who are employed by the Employer as of the Effective Date.

     (d) Recognized Compensation. For purposes of determining Recognized Compensation, the remuneration paid to the Participant for the period beginning January 1, 2000 and ending June 30, 2000 shall be taken into account for the full Plan Year ending June 30, 2000 but shall not be taken into account for the short Plan Year ending December 31, 2000. The annual maximum limit for Recognized Compensation shall be prorated for the short Plan Year ending December 31, 2000.

     (e) Vesting Service. For purposes of determining an employee's Vesting Service, the twelve (12) month period ending each June 30 which was used as a computation period under the prior plan statement shall be considered a Plan Year for purposes of determining computation periods under this Plan Statement if such computation period would be more favorable to the employee. This paragraph (e) shall apply only to employees who are employed by the Employer as of the Effective Date.

     (f) (S) 415 Annual Additions. For purposes of determining (S) 415 compensation, remuneration attributable to the period beginning January 1, 2000 and ending June 30, 2000 shall be taken into account for the full Plan Year ending June 30, 2000 but shall not be taken into account for the short Plan Year ending December 31, 2000. The $30,000 annual addition limit shall be prorated for the short Plan Year ending December 31, 2000.

     (g) Matching Contributions. For purposes of determining Employer matching contributions for Participants as provided in Section 3.3, elective contributions attributable to the period beginning January 1, 2000 and ending June 30, 2000 shall be taken into account for the full Plan Year ending June 30, 2000 but shall not be taken into account for the short Plan Year ending December 31, 2000.

     (h) Adjustments. For purposes of determining make-up contributions for omitted participants and correcting mistaken contributions under
          Section 3.6, events attributable to the period beginning January 1, 2000 and ending June 30, 2000 shall be taken into account for the full Plan Year ending June 30, 2000 but shall not be taken into account for the short Plan Year ending December 31, 2000.

     (i) (S) 416 Top Heavy Plan Rules. For purposes of applying contingent top heavy plan rules, the period beginning January 1, 2000 and ending June 30,

          2000 shall be taken into account for the full Plan Year ending June 30, 2000 but shall not be taken into account for the short Plan Year ending December 31, 2000. In determining compensation for purposes of applying the top heavy rules, all applicable compensation limits shall be prorated for the short Plan Year ending December 31, 2000. In determining eligibility for the minimum benefit under Section 3.3.1, any applicable hours of service requirement shall be prorated for the short Plan Year ending December 31, 2000.

     (j) Excess Elective Deferrals. For purposes of determining income or loss allocable to excess elective deferrals under Section 1 of Appendix D, elective contributions, income and loss attributable to the period beginning January 1, 2000 and ending June 30, 2000 shall be taken into account for the full Plan Year ending June 30, 2000 but shall not be taken into account for the short Plan Year ending December 31, 2000.

     (k) ADP Testing. Under Section 2 of Appendix D (401(k) compliance), for purposes of:

          (i) determining the deferral percentage and average deferral percentage,

          (ii)  applying and satisfying Test 1 or Test 2, and

          (iii) determining income or loss allocable to excess contributions,

          elective and other contributions, remuneration, income and loss attributable to the period beginning January 1, 2000 and ending June 30, 2000 shall be taken into account for the full Plan Year ending June 30, 2000 but shall not be taken into account for the short Plan Year ending December 31, 2000.

     (l) ACP Testing. Under Section 3 of Appendix D (401(m) compliance), for purposes of:

          (i) determining the contribution percentage and average contribution percentage,

          (ii)  applying and satisfying Test 1 or Test 2, and

          (iii) determining income or loss allocable to excess aggregate contributions,

          matching and other contributions and income and loss attributable to the period beginning January 1, 2000 and ending June 30, 2000 shall be taken into account for the full Plan Year ending June 30, 2000 but shall not be taken into account for the short Plan Year ending December 31, 2000.

6. SAVINGS CLAUSE. Save and except as hereinabove expressly amended, the Plan Statement shall continue in full force and effect as to the Adopting Affiliate.

                                  APPENDIX I

                              NEAL ELECTRIC, INC.


     WHEREAS, Neal Electric, Inc., a California corporation (the "Adopting Affiliate"), is an affiliate of Nationwide Electric, Inc., a Delaware corporation (the "Principal Sponsor");

     WHEREAS, the Adopting Affiliate sponsors a profit sharing plan for its eligible employees known as the "NEAL ELECTRIC, INC. PROFIT SHARING PLAN" and maintained under a document entitled "NEAL ELECTRIC, INC. PROFIT SHARING PLAN" (collectively, the "Neal Electric Plan");

     WHEREAS, The Principal Sponsor has established an earnings reduction profit sharing plan known as the "BRACKNELL CORPORATION RETIREMENT SAVINGS PLAN FOR U.S. EMPLOYEES" (the "Bracknell Plan") and maintained under a document entitled "BRACKNELL CORPORATION RETIREMENT SAVINGS PLAN FOR U.S. EMPLOYEES
(2000)" (the "Bracknell Plan Statement");

                              I. MERGER OF PLANS

     WHEREAS, The Principal Sponsor and the Adopting Affiliate wish to merge the Neal Electric Plan with and into the Bracknell Plan and the process of such merger will include the merger of the trust assets of the Neal Electric Plan with and into the trust assets of the Bracknell Plan as of September 1, 2000.

     NOW, THEREFORE, BE IT RESOLVED, That the merger of the Neal Electric Plan with and into the Bracknell Plan is hereby approved.

                   II. ADOPTION OF BRACKNELL PLAN STATEMENT

     WHEREAS, Pursuant to Section 9.4 of the Bracknell Plan Statement, the Adopting Affiliate may adopt the Bracknell Plan Statement with the consent of the Principal Sponsor;

     WHEREAS, The Adopting Affiliate desires to adopt the Bracknell Plan Statement for its eligible employees as amended with respect to the Adopting Affiliate.

     NOW, THEREFORE, BE IT RESOLVED, That the Adopting Affiliate adopts the Bracknell Plan Statement effective as of September 1, 2000, as amended with respect to the Adopting Affiliate and subject to the consent of the Principal Sponsor.

     1.   TRANSITIONAL RULES. Notwithstanding the general effective date of
Section 1.1.9, the following Sections of the Plan Statement shall have an earlier effective date as to the Adopting Affiliate:

USERRA. Section 1.2 of the Plan Statement shall be effective for all veterans rehired on or after December 12, 1994.

Special Rule for Determining Highly Compensated Employees. Section 1.1.16 of the Plan Statement is effective January 1, 1997. For purposes of determining which employees are Highly Compensated Employees (as defined in Section 1.1.16) for the Plan Year ending December 31, 1997, "compensation" means compensation within the meaning of section 415(c)(3) of the Code, but including amounts contributed by the Employer and all Affiliates pursuant to a salary reduction agreement which are excludable from the employee's gross income under sections 125, 132(f), 402(e)(3), 402(h)(1)(B) or 403(b) of the Code (for later years, such amounts are included in compensation as defined in section 415(c)(3) of the
Code). For purposes of determining which employees are Highly Compensated Employees (as defined in Section 1.1.16) for the 1998 and 1999 Plan Years, the Adopting Affiliate has elected to limit the number of employees who are classified as Highly Compensated Employees because such employees received compensation from the Employer and all Affiliates in excess of $80,000 in the preceding Plan Year to the top twenty percent (20%) of employees ranked on the basis of compensation in the preceding Plan Year, excluding those employees described in section 414(q)(5) of the Code.

Family Aggregation Rules. Section 1.1.27(i) of the Plan Statement shall be effective for purposes of determining a Participant's Recognized Compensation for Plan Years beginning on or after January 1, 1997.

Exception for Small Amounts. The reference to $5,000 in Sections 7.1.1(a), 7.1.4(a) and 7.3.3(a) of the Plan Statement shall be $3,500 for all distributions payable before January 1, 1998.

Required Beginning Date. Section 7.1.8 of the Plan Statement is effective as of January 1, 1998; provided, however, that any Participant who attained age seventy and one-half years (70-1/2) years between January 1, 1997 and December 31, 1998 and who is not a five percent (5%) owner (as defined in Appendix B), may elect to receive distribution as of (i) the April 1 following the calendar year in which the Participant attained age seventy and one-half (70-1/2) years, or (ii) the April 1 following the calendar year in which the Participant terminates employment.

Appendix A, Limitation on Annual Additions and Annual Benefits. Appendix A to the Plan Statement is effective January 1, 1995.

2. DISABILITY. Effective for all determinations of Disability as to employees of the Adopting Affiliate made on or after September 1, 2000, Section 1.1.8 of the Plan Statement shall be amended as to the Adopting Affiliate to read in full as follows:

     1.1.8. Disability - means a physical or mental condition of a Participant resulting from bodily injury, disease or mental disorder which renders the Participant incapable of continuing his or her usual and customary employment with Neal Electric, Inc. for a period of at least six (6) months. The Disability of a Participant shall be determined by a licensed physician chosen by the Committee. The determination shall be applied in a uniform and nondiscriminatory manner as to all Participants. However, any Disability arising from the following shall not be recognized as a Disability: (i) the chronic, habitual, or excessive use of intoxicants, drugs or narcotics; (ii) any intentionally self-inflicted injury and/or sickness; (iii) any act or endeavor engaged in by the Participant in violation of federal or state law; and (iv) military service whereby the Participant is eligible to receive, or is receiving, a government sponsored military disability pension. The preceding limitations shall be applied in a uniform and nondiscriminatory manner as to all Participants.

3. EMPLOYEE DEFERRALS. Effective for all employee elective contributions made by the Adopting Affiliate on or after September 1, 2000, Section 2.5 of the Plan Statement shall be amended as to the Adopting Affiliate to read in full as follows:

2.5. Retirement Savings Election.

     2.5.1. Participant Election. Subject to the following rules, the Retirement Savings Election of each Participant shall provide for elective contributions through a reduction equal to not less than one percent (1%) nor more than seven percent (7%) of the amount of Recognized Compensation which otherwise would be paid to the Participant by the Employer each payday.

     2.5.2. Rules and Limitations. Notwithstanding the above, retirement savings contributions under the Plan and any other plan of the Employer and Affiliates for that Participant's taxable year shall not exceed the dollar limit in effect for that taxable year under section 402(g) of the Code (which is $10,500 for 2000 and is adjusted under the Code for cost-of-living increases). The Committee may, from time to time under rules, change the minimum and maximum allowable retirement savings contributions. The reductions in earnings for retirement savings contributions elected by the Participant shall be made by the Employer from the Participant's remuneration each payday on and after the Enrollment Date for so long as the Retirement Savings Election remains in effect. The Committee shall specify the method (including telephonic, electronic or similar methods) of providing or modifying a Retirement Savings Election and all procedures for providing and accepting Retirement Savings Elections and notices, including requirements for advance notice.

4. EMPLOYER MATCHING CONTRIBUTIONS. Effective for all Employer matching contributions made by the Adopting Affiliate on or after September 1, 2000,
Section 3.3.1 of the Plan Statement shall be amended as to the Adopting Affiliate to read in full as follows:

     3.3.1. Required Matching Contributions. The Employer shall not be obligated to make any required matching contributions under this Section 3.3.1.

5. EMPLOYER PROFIT SHARING CONTRIBUTIONS. Effective for all Employer profit sharing contributions made by the Adopting Affiliate on or after September 1, 2000, Section 3.4 of the Plan Statement shall be amended as to the Adopting Affiliate to read in full as follows:

3.4. Discretionary Profit Sharing Contributions.

     3.4.1. Amount. The Employer may (but shall not be required to) make discretionary contributions from year to year during the continuance of the Plan in such amounts as the Employer shall from time to time determine. Such contributions shall be delivered to the Trustee for deposit in the Fund not later than the time prescribed by federal law (including extensions) for filing the federal income tax return of the Employer for the taxable year in which the Plan Year ends.

     3.4.2. Integrated Contribution Formula. The Employer discretionary contribution for a Plan Year shall be made to the Employer Profit Sharing Accounts of eligible Participants (as defined under Section 3.5). The following rules shall apply.

     (a) Base Contribution Percentage. Subject to the rules for this Section below, the Employer shall determine a uniform base contribution percentage for the Plan Year and shall contribute to each eligible Participant's Employer Profit Sharing Account an amount equal to that base contribution percentage multiplied by each such eligible Participant's Recognized Compensation up to the Participant's excess recognized compensation (as defined in Section 3.4.4 below) for that Plan Year.

     (b) Excess Contribution Percentage. Subject to the rules for this Section below, the Employer shall determine a uniform excess contribution percentage for the Plan Year and shall contribute to each eligible Participant's Employer Profit Sharing Account an amount equal to that excess contribution percentage multiplied by each such eligible Participant's excess recognized compensation (as defined in Section 3.4.4 below) for that Plan Year.

     3.4.3. Rules. The uniform base contribution percentage and the uniform excess contribution percentage for a Plan Year shall be determined as follows.

     (a) Two Times Rule. If the base contribution percentage is equal to or less than the integration percentage (as defined in Section 3.4.4 below), the excess contribution percentage shall be the product of the base contribution percentage multiplied by two (2).

     (b) Integration Limitation. If the base contribution percentage is greater than the integration percentage (as defined in Section 3.4.4 below), the excess contribution percentage shall be equal to the sum of the base contribution percentage plus the integration percentage.

     (c) Top Heavy Plans. If the Plan becomes "top heavy," the uniform base contribution percentage and the uniform excess contribution percentage for a Plan Year shall be determined under Appendix B.

     3.4.4. Special Definitions. For the purposes of this Section 3.4, the following special definitions shall apply:

     (a) Excess recognized compensation means the amount by which an eligible Participant's Recognized Compensation exceeds the amount in effect at the beginning of the Plan Year which is considered to be wages for the purpose of collecting payroll taxes and computing benefits for federal social security (which amount is sometimes called the taxable wage base or integration level).

     (b) Integration percentage means the greater of (i) five and seven tenths percent (5.7%) or (ii) the percentage equal to the portion of the payroll tax in effect at the beginning of the Plan Year paid by the Employer on wages (not in excess of the taxable wage base) under the Federal Insurance Contributions Act attributable to the funding of old-age insurance under Title II of the Social Security Act.

     3.4.5. Crediting to Accounts. The Employer discretionary contributions made for a Participant shall be allocated to such Participant's Employer Profit Sharing Account for the Plan Year with respect to which it is made and, for the purposes of Section 4, shall be credited as soon as practicable after it is received by the Trustee.

6. SERVICE PRIOR TO BECOMING AN AFFILIATE. Effective for determining a Participant's Eligibility Service and Vesting Service under the Plan on or after September 1, 2000, Eligibility Service and Vesting Service shall include service with the Adopting Affiliate prior to the time such entity became an Affiliate of the Principal Sponsor.

7. SAVINGS CLAUSE. Save and except as hereinabove expressly amended, the Plan Statement shall continue in full force and effect as to the Adopting Affiliate.

                                  APPENDIX J

                             SOUTHWEST SYSTEMS LLC

     WHEREAS, Southwest Systems LLC, a Nevada limited liability company (the "Adopting Affiliate"), is an affiliate of Nationwide Electric, Inc., a Delaware corporation (the "Principal Sponsor");

     WHEREAS, The Principal Sponsor has established an earnings reduction profit sharing plan known as the "BRACKNELL CORPORATION RETIREMENT SAVINGS PLAN FOR U.S. EMPLOYEES" (the "Bracknell Plan") and maintained under a document entitled "BRACKNELL CORPORATION RETIREMENT SAVINGS PLAN FOR U.S. EMPLOYEES (2000)" (the "Bracknell Plan Statement");

     WHEREAS, Pursuant to Section 9.4 of the Bracknell Plan Statement, the Adopting Affiliate may adopt the Bracknell Plan Statement with the consent of the Principal Sponsor;

     WHEREAS, The Adopting Affiliate desires to adopt the Bracknell Plan Statement for its eligible employees as amended with respect to the Adopting Affiliate.

     NOW, THEREFORE, BE IT RESOLVED, That the Adopting Affiliate adopts the Bracknell Plan Statement effective as of September 1, 2000, as amended with respect to the Adopting Affiliate and subject to the consent of the Principal Sponsor.

1. EMPLOYER MATCHING CONTRIBUTIONS. Effective for all Employer matching contributions made by the Adopting Affiliate on or after September 1, 2000,
Section 3.3.1 of the Plan StatemEnt shall be amended as to the Adopting Affiliate to read in full as follows:

     3.3.1. Required Matching Contributions. The Employer shall not be obligated to make any required matching contributions under this Section 3.3.1.

2. SERVICE PRIOR TO BECOMING AN AFFILIATE. Effective for determining a Participant's Eligibility Service and Vesting Service under the Plan on or after September 1, 2000, Eligibility Service and Vesting Service shall include service with the Adopting Affiliate prior to the time such entity became an Affiliate of the Principal Sponsor.

3. SAVINGS CLAUSE. Save and except as hereinabove expressly amended, the Plan Statement shall continue in full force and effect as to the Adopting Affiliate.

                                      J-1